UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-08614

Brandes Investment Trust

(Exact name of registrant as specified in charter)

4275 Executive Square, Suite 500

La Jolla, California 92037

(Address of principal executive offices) (Zip code)

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

(Name and address of agent for service)

(800) 331-2979

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

(a) The following are copies of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

ANNUAL
REPORT

INTERNATIONAL EQUITY FUND
GLOBAL EQUITY FUND
EMERGING MARKETS VALUE FUND
INTERNATIONAL SMALL CAP EQUITY FUND
SMALL CAP VALUE FUND
CORE PLUS FIXED INCOME FUND
For the year ended September 30, 2021

Dear Shareholders,
Since our founding in 1974, Brandes has employed a fundamental research-driven approach to investing that is rooted in the writings of Benjamin Graham. Important to what Graham espoused was the concept of a businesslike approach to investing and it likely goes without saying that businesses and industries evolve over time. Accordingly, our implementation of value investing has adapted over time to economies that have changed and business models that have evolved. Back when the world was dominated by industrial “metal benders,” the intrinsic value of a company was often closely correlated to the net assets captured on its balance sheet. However, as economies have evolved and technologies have advanced, accounting principles have not always kept up at the same pace. As the importance of intangible assets have increased over time, our valuation approaches have become more nuanced to better capture what is truly intrinsic value. In other words, our investment approach has evolved in order to ensure that it remains ‘most businesslike.’
Although valuation methodologies have progressed, some observers maintain a simplistic view of value managers and of Brandes—thinking that we are limited to buying companies trading at low Price-to-Book or Price-to-Earnings ratios in a very formulaic way. This simplistic view belies what’s really happening behind the scenes at Brandes. At our core, and as mentioned above, we are all about analyzing companies with a ‘businesslike’ mindset and determining their true intrinsic value. Accordingly, we don’t rely exclusively on screening for companies based on widely available basic financial metrics as those measures are easily captured quantitatively and their mispricings have largely been arbitraged away. We do, however, rely on thoughtful, fundamentally-driven research where we use multiple valuation techniques to triangulate around an estimate of intrinsic value. We have a diverse group of experienced analysts who work in a supportive team-based environment housed within an independently owned firm. At Brandes, it’s our people, our structure, and our decades of experience combined with a singular focus on getting to the true intrinsic value that defines what real value means to us.
Some examples of nuances involved when estimating intrinsic value include the following:
•	Consideration of qualitative factors related to individual businesses and their industries. We spend a great deal of time analyzing and debating issues such as network effects, switching costs, R&D (research and development) productivity, and the persistence of earnings. Reversion to the mean has long been a tenet of value investing and while it may still be alive and well in many instances, its gravitational pull may not be as dependable as it once was for many industries. By analyzing companies one at a time, we’re able to consider whether reversion is likely in each specific case. For example, when Microsoft makes significant investments in R&D, we generally feel confident that they are skilled and scaled to likely earn an adequate return on that investment. In such cases, we may capitalize that R&D as an asset on the balance sheet and amortize it in the income statement to better match those investments with their potential future benefit. On the other hand, a company that is not on the leading edge, lacks adequate scale, or does not have a track record of successful innovation may not earn an adequate return on its R&D ‘investment,’ suffer from “mean repulsion,” and never catch up.
•	Recognition of the speed and intensity of disruption. Technological and competitive disruption has always been a part of value investing but the speed and intensity has grown over the recent past. A research driven approach can be in tune with whether the future is likely to look like the past. When disruption is anticipated, the market often reacts, and we can make a business-like assessment about whether the market has over or under reacted. As a hypothetical example, Amazon may make a declaration that it will enter a new industry and this will likely have market moving effects on incumbent industry participants. However, our experienced industry analysts and investment committees will thoughtfully evaluate whether the market’s reaction was appropriate or whether an opportunity exists.
•	Ability to be nuanced when the market is indiscriminate. A recent example of this was at the beginning of the pandemic. The market was indiscriminate in selling economically sensitive companies and those with leveraged balance sheets. And while it’s true that there were many that did not have a strong enough financial position going into an economic downturn, a more careful analysis uncovered that some had been sold off despite their strong – and in some cases improving - competitive positions.
•	Capacity to deal with cyclical businesses. Cyclical businesses often represent attractive opportunities for longer-term investors, as the market’s increasingly short-term orientation tends to extrapolate the current environment – good or bad. At Brandes, we evaluate cyclical businesses via “normalized” or mid-cycle earnings. We appreciate the best time to invest in a cyclical business may be when its P/E is optically elevated due to cyclically depressed earnings, and that it can be quite risky to invest in low P/E cyclical companies if those earnings are inflated due to a cyclical peak. The events over the past year have offered up both conditions, with traditional economically sensitive companies experiencing depressed earnings, while ‘work from home’ beneficiaries have been experiencing a surge in profitability due to the pandemic.
We contend that a simple passive approach would struggle to make the discernments described above. One could argue that a quantitative approach could build rules to deal with cyclical companies but each industry cycle can be different in length and even those can change over time as the industry consolidates, becomes more or less capital-disciplined, faces emerging technologies, and adapts to changing regulations.
At Brandes, we carefully developed and have gradually refined our research infrastructure to consistently deliver value portfolios that are built with a businesslike mindset. Our global sector analyst teams are deeply experienced and provide insights developed over multiple cycles throughout their careers.
Thank you,
Brandes Investment Partners

Price/Book: Price per share divided by book value per share.
Price/Earnings: Price per share divided by earnings per share.
Past performance is not a guarantee of future results. One cannot invest directly in an index.
This material is intended for informational purposes only. The information provided in this material should not be considered a recommendation to purchase or sell any particular security.
It should not be assumed that any security transactions, holdings or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. The Brandes investment approach tends to result in portfolios that are materially different than their benchmarks with regard to characteristics such as risk, volatility, diversification, and concentration. Diversification does not assure a profit or protect against a loss in a declining market. International and emerging markets investing is subject to certain risks such as currency fluctuation and social and political changes; such risks may result in greater share price volatility.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Brandes International Equity Fund
Dear Fellow Investor,
The net asset value of the Brandes International Equity Fund (Class I Shares) advanced 37.87% in the year ended September 30, 2021. During the same period, the MSCI EAFE Index advanced 25.73%.
The Fund benefited from the favorable environment for value stocks in general. Our outperformance relative to the benchmark was driven by holdings in cyclical sectors, such as industrials and energy, as well as several positions in the United Kingdom, France and emerging markets. Notable contributors included Brazilian regional jet manufacturer Embraer and Mexico-based Cemex, U.K.-based WPP, BP, Barclays and Marks & Spencer, as well as France-based Publicis and Compagnie de Saint-Gobain.
While defensive sectors have not performed as well as cyclical sectors this year, we saw significant positive contributions from our holdings in consumer staples, particularly within the food and staples retailing industry, as highlighted by our positions in Wm Morrison and J Sainsbury.
Wm Morrison’s share price benefited from acquisition interests from private equity firms. In the second quarter of 2021, the company received and eventually rejected an acquisition bid from a private equity firm. After several rounds of increased offers from multiple bidders, Wm Morrison accepted a bid during the third quarter 2021 for 7 billion pounds, which represented an over 50% premium to its share price before takeover interest emerged in early June. We took advantage of the share-price increase to divest our position.
The bidding war for Morrison raised speculation around a bid for J Sainsbury, one of Morrison’s rivals, and its shares were up over the past year as well.
In a relatively strong period for the Fund, only a few holdings declined. These included health care holdings Grifols (Spain) and Takeda Pharmaceutical (Japan), as well as China-based internet company Alibaba.
Alibaba’s shares fell amid recent Chinese regulations aimed at reducing monopolistic behavior as well as controlling data security and systemic financial risks. The new regulatory measures include a heightened scrutiny on data-rich platform companies seeking to list overseas. At this juncture, we believe our investment in Alibaba does not present as much risk as implied by the market correction for several reasons:
1. The regulatory crackdown is not about banning variable interest entities (VIEs; used by large Chinese companies to access capital in the U.S.), as such a move would put many companies out of business and likely be extremely detrimental for the Chinese economy and capital markets. Instead, it focuses on data-rich companies (e.g., internet platform firms) and how to prevent them from listing overseas without being compliant with Chinese data security concerns.
2. Alibaba has a Hong Kong listing in addition to its ADR listing. In the event of an ADR delisting, investors can choose to convert to Hong Kong-listed shares.

Brandes International Equity Fund
3. Alibaba has already been fined for its anti-competitive behavior and Ant Financial, one of its subsidiaries, is undergoing business model changes to comply with the new fintech regulations. While there may be other pieces of regulation that could emerge, we believe much of Alibaba’s headwinds have been already reflected in its market price.
Within the trailing twelve months ended September 30, 2021, the investment committee initiated positions in U.K. consumer household products company Reckitt Benckiser and Italian cement producer Buzzi Unicem, while divesting the aforementioned U.K.-based Wm Morrison.
Reckitt Benckiser is one of the world’s largest fast moving consumer goods companies with a geographically diverse mix of consumer health franchises across both developed and emerging markets. Reckitt operates in three main business segments, namely consumer health, hygiene, and nutrition. The company markets its products under country-specific brand names, such as cleaning products Lysol in the United States and anti-septic Dettol in India.
Reckitt’s shares have been essentially flat over the last five years as the company has underperformed its peers due to disappointing business growth. While its hygiene business has seen strong results over the last year, its consumer health business, which is largely focused on cough and cold relievers, has struggled given the mild flu and cold season in 2020.
The company brought in a new management team in 2019 with the goal of improving growth and margins. Unlike their peers that boast globally known brands, Reckitt’s brands, while strong, are largely country specific. The new management team plans to enhance the company’s brand recognition by expanding the geographic reach of several of its country-specific brands. For example, it introduced Dettol and Lysol in more than 40 new markets last year to capitalize on the hygiene boom during the pandemic. Coming out of the pandemic, Reckitt is well positioned, in our opinion, to be a strong player in the professional hygiene business segment, as it can partner with transportation and hospitality companies, as well as sport event organizers to secure long-term hygiene service contracts. Based on our analysis, Reckitt’s end markets will likely grow close to global GDP (gross domestic product) over the long run, and the company has historically had decent pricing power to pass any rising input costs on to consumers. At its current valuation and given its turnaround potential, we believe Reckitt offers an attractive investment opportunity.
Overall, the Brandes International Equity Fund continues to exhibit more attractive valuations, in our view, than the MSCI EAFE Index, with lower price-to-earnings, price-to-book and price-to-cash flow, as well as a higher dividend yield as of September 30. Many of our holdings also share what we consider appealing attributes, namely solid balance sheets, compelling growth prospects and strong free cash flow.
From a sector perspective, we held our key exposures to communication services, health care, energy and consumer staples, while maintaining significantly lower allocations to technology and industrials than the benchmark. Geographically, we continued to have overweight positions in the United Kingdom, France and emerging

Brandes International Equity Fund
markets, and underweight positions in Australia and Japan. While our investment decisions are based on company-by-company analysis and not dependent on any index’s compositions, we believe the differences between the Fund and the benchmark continue to make the Fund an intelligent complement to index-tracking or growth-oriented alternatives.
We believe the Fund is well positioned in the current environment given a variety of potential tailwinds, including:
•	a possible increase in inflation and interest rates, which has historically benefited value stocks and the Fund; and
•	a likely pickup in economic growth, which should benefit the earnings growth of our holdings.
Additionally, following their strong relative performance this year, value stocks continue to trade within the least expensive decile relative to growth stocks (MSCI EAFE Value vs. MSCI EAFE Growth; based on price-to-earnings, price-to-book, EV/EBITDA, EV/Sales). This indicates to us that there is still plenty of room for improvement when it comes to value’s return potential. Given our historical tendency to do even better than the value index whenever it outperformed the benchmark, combined with the prospects of earnings recoveries for value-oriented companies, we believe the Brandes International Equity Fund is well positioned for long-term return potential.
Thank you for the trust you have placed in us.
Sincerely yours,
The Brandes International Large-Cap Investment Committee
Brandes Investment Trust
Enterprise Value (EV): Market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.
EBITDA: Earnings before interest, taxes, depreciation and amortization.
Enterprise Value/EBITDA: Enterprise value divided by earnings before interest, taxes, depreciation and amortization.
Enterprise Value/Sales (EV/S): Enterprise value divided by total company sales.
Price/Book (P/B): Price per share divided by book value per share.
Price/Earnings (P/E): Price per share divided by earnings per share.
Free Cash Flow: Total cash flow from operations less capital expenditures.
Dividend Yield: Dividends per share divided by price per share.
Price/Cash Flow (P/CF): Price per share divided by cash flow per share.
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign

Brandes International Equity Fund
securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Past performance is not a guarantee of future results.
Index Guide
The MSCI EAFE Index with net dividends captures large and mid cap representation of developed market countries excluding the U.S. and Canada.
The MSCI EAFE Value Index with gross dividends captures large and mid cap securities across developed market countries, excluding the United States and Canada, exhibiting value style characteristics, defined using book value to price, 12-month forward earnings to price, and dividend yield.
The MSCI EAFE Growth Index with gross dividends captures large and mid cap securities across developed market countries, excluding the United States and Canada, exhibiting growth style characteristics, defined using long-term forward earnings per share (EPS) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.
MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.
One cannot invest directly in an index.
The Brandes International Equity Fund is distributed by ALPS Distributors, Inc.

Brandes International Equity Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Equity Fund – Class I from September 30, 2011 to September 30, 2021 with the value of such an investment in the MSCI EAFE (Europe, Australasia and Far East) Index for the same period.
Value of $100,000 Investment vs MSCI
EAFE (Europe, Australasia and Far East) Index (Unaudited)
	Average Annual Total Return Periods Ended September 30, 2021
	One Year	Three Years	Five Years	Ten Years	Since Inception(1)
Brandes International Equity Fund
Class A*	37.55%	3.82%	5.83%	6.62%	7.27%
Class A *(with maximum sales charge)	29.69%	1.79%	4.58%	6.00%	7.02%
Class C*	36.90%	3.15%	5.10%	5.86%	6.47%
Class C *(with maximum sales charge)	35.90%	3.15%	5.10%	5.86%	6.47%
Class I	37.87%	4.10%	6.08%	6.85%	7.51%
Class R6*	38.03%	4.20%	6.21%	6.96%	7.59%
MSCI EAFE (Europe, Australasia and Far East) Index	25.73%	7.62%	8.81%	8.10%	5.21%

(1)	The inception date is January 2, 1997.
*	Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to February 1, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.

Brandes International Equity Fund
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Sector Allocation as a Percentage of Total Investments as of
September 30, 2021 (Unaudited)
The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC.

Brandes Global Equity Fund
Dear Fellow Investor,
The net asset value of the Brandes Global Equity Fund (Class I Shares) increased 42.67% in the trailing twelve months ended September 30, 2021. During the same period, the MSCI World Index increased 28.82% and the MSCI World Value Index increased 31.66%.
The outperformance of the value style overall has been a tailwind for the Fund over the last year. Returns were driven mainly by holdings in the traditionally cyclical sectors, such as industrials and financials. This was represented by our stakes in Brazilian aircraft manufacturer Embraer, which rose approximately 280%, and U.S. bank Wells Fargo, which was up by approximately 100%. From a regional standpoint, several European companies aided returns, including the Austrian bank Erste Group, France-based media company Publicis and Finnish communications equipment maker Nokia. Furthermore, holdings in the U.S., notably Bank of America, insurer AIG, HCA Healthcare and flooring manufacturer Mohawk Industries, performed well.
While cyclicals did well, our consumer staples and health care investments were also contributors. Although both sectors underperformed the general market (represented by the MSCI World Index), the value of our shares in food and staples retailing and health care providers and services appreciated significantly. Grocer Wm Morrison, based in the U.K., benefited from acquisition interests from private equity firms. In the second quarter of 2021, the company received and eventually rejected an acquisition bid from a private equity firm. After several rounds of increased offers from multiple bidders, Wm Morrison accepted a bid during the third quarter for 7 billion pounds, which represented an over 50% premium to its share price before takeover interest emerged in early June. We took advantage of the share-price increase to divest our position.
Meanwhile, several emerging markets-based organizations detracted from returns in the period, led by electric utility Enel Chile, as well as China-based Gree Electric Appliances and technology company Alibaba.
Alibaba, a new purchase during the past year, declined amid recent Chinese regulations aimed at reducing monopolistic behavior as well as controlling data security and systemic financial risks. The new regulatory measures include a heightened scrutiny on data-rich platform companies seeking to list overseas. At this juncture, we believe our investment in Alibaba does not present as much risk as implied by the market correction for several reasons:
1. The regulatory crackdown is not about banning variable interest entities (VIEs; used by large Chinese companies to access capital in the U.S.),  as such a move would put many companies out of business and likely be extremely detrimental for the Chinese economy and capital markets. Instead, it focuses on data-rich companies (e.g., internet platform firms) and how to prevent them from listing overseas without being compliant with Chinese data security concerns.
2. Alibaba has a Hong Kong listing in addition to its ADR listing. In the event of an ADR delisting, investors can choose to convert to Hong Kong-listed shares.

Brandes Global Equity Fund
3. Alibaba has already been fined for its anti-competitive behavior and Ant Financial, one of its subsidiaries, is undergoing business model changes to comply with  the  new fintech regulations. While there may be other pieces of regulation that could emerge, we believe much of Alibaba’s headwinds has been already reflected in its market price.
During the period, the investment team initiated a new position in U.S. financial services processing company Fiserv.
Fiserv is a leading provider of payment and financial services technology for merchants worldwide, including governments and companies, as well as financial institutions such as banks and credit unions. Fiserv has a strong market position in each of its three key business segments after its recent merger with First Data, a leading payment processing company. Fiserv’s main lines of business are:
•	Merchant acceptance—provides merchants with a wide range of products and services, including the means to accept payments through equipment, underwriting and transaction processing.
•	Financial technology—provides financial institutions with technology solutions, such as back-end payment processing, to run their businesses.
•	Payments and network—provides products and services, such as outsourced information technology (IT) software to process digital payment transactions.
Fiserv’s share price declined recently in part because private equity firm KKR (which held a major portion of First Data) sold some of its stake. This share price weakness caused Fiserv to trade at what we believe is an attractive valuation and we therefore acquired its stock. We think the company should benefit from the U.S. economy’s reopening and from its strong market position, especially because Fiserv’s small and medium-sized business customers may enjoy a recovery in sales. We also expect Fiserv’s margin expansion to continue as a result of synergies gained from its merger and integration with First Data. We believe Fiserv is well positioned for the long term given the trend toward increased bank outsourcing of payment transactions, including debit- and credit-card processing, as well as consumer preference for cash-to-card conversion.
Overall, we believe the Fund could continue to benefit from a potential value resurgence and is well positioned to gain from potential tailwinds, including:
•	a possible increase in inflation and interest rates, which has historically benefitted value stocks and our Fund; and
•	a pickup in economic growth, which will likely benefit the earnings growth of our holdings.
Additionally, value stocks (represented by MSCI World Value) trade at among the most attractive valuation levels relative to growth (represented by MSCI World Growth) since the inception of the style indices. Following their strong relative performance over the past year, value stocks continue to trade within the least-expensive decile relative to growth stocks (based on price-to-earnings, price-to-book, EV/EBITDA, EV/Sales). This indicates to us that there is still ample opportunity for improvement when it comes to value’s return potential.

Brandes Global Equity Fund
At the end of September, the Fund's largest country weights were in the United States (although still a significant underweight) and the United Kingdom. Relative to the benchmark, we remained overweight in France and emerging markets, and underweight in Japan. From a sector perspective, the Fund held its key overweights in financials, health care and energy, while maintaining a large underweight to technology companies. Please note that while macro conditions are considered when we determine valuation estimates for individual companies, our country and industry weightings are a by-product of bottom-up stock selection, not the result of top-down observations.
We believe the differences between the Fund and the broader market continue to make the Fund an intelligent complement to index-tracking or growth-oriented alternatives. Moreover, many of the Fund’s holdings, in our opinion, feature strong balance sheets, compelling prospects and strong free cash flow. We remain excited about the Fund’s potential and thank you for the trust you have placed in us.
Sincerely yours,
The Brandes Global Large-Cap Investment Committee
Brandes Investment Trust
Enterprise Value: Market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.
Free Cash Flow: Total cash flow from operations less capital expenditures.
Price/Book (P/B): Price per share divided by book value per share.
Price/Earnings (P/E): Price per share divided by earnings per share.
Enterprise Value (EV): Market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.
Enterprise Value/EBITDA: Enterprise value divided by earnings before interest, taxes, depreciation and amortization.
Enterprise Value/Sales (EV/S): Enterprise value divided by total company sales.
The margin of safety for any security is defined as the discount of its market price to what the firm believes is the intrinsic value of that security.
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Brandes Global Equity Fund
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Past performance is not a guarantee of future results.
Index Guide
The MSCI World Index with net dividends captures large and mid cap representation of developed markets.
The MSCI World Growth Index with gross dividends captures large and mid cap securities across developed market countries exhibiting growth style characteristics, defined using long-term forward earnings per share (EPS) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.
The MSCI World Value Index with gross dividends captures large and mid cap securities across developed market countries exhibiting value style characteristics, defined using book value to price, 12-month forward earnings to price, and dividend yield.
MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.
One cannot invest directly in an index.
The Brandes Global Equity Fund is distributed by ALPS Distributors, Inc.

Brandes Global Equity Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Equity Fund – Class I from September 30, 2011 to September 30, 2021 with the value of such an investment in the MSCI World Index for the same period.
Value of $100,000 Investment vs MSCI
World Index (Unaudited)
	Average Annual Total Return Periods Ended September 30, 2021
	One Year	Three Years	Five Years	Ten Years	Since Inception(1)
Brandes Global Equity Fund
Class A*	42.30%	6.91%	8.43%	8.87%	7.14%
Class A *(with maximum sales charge)	34.10%	4.82%	7.16%	8.23%	6.66%
Class C*	41.21%	6.11%	7.62%	8.07%	6.33%
Class C *(with maximum sales charge)	40.22%	6.11%	7.62%	8.07%	6.33%
Class I	42.67%	7.16%	8.71%	9.15%	7.39%
MSCI World Index	28.82%	13.14%	13.74%	12.68%	10.43%

(1)	The inception date is October 6, 2008.
*	Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Global Equity Fund
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Sector Allocation as a Percentage of Total Investments as of
September 30, 2021 (Unaudited)
The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC.

Brandes Emerging Markets Value Fund
Dear Fellow Investor,
The net asset value of the Brandes Emerging Markets Value Fund (Class I Shares) increased 24.71% in the year ended September 30, 2021. During the same period, the MSCI Emerging Markets Index increased 18.20%.
Performance over the last year was led by portfolio holdings in cyclical and economically sensitive sectors such as industrials, financials, energy, and materials. Notable contributors included Brazilian regional jet manufacturer Embraer, Mexico-based Cemex, South Korean metals and mining company POSCO, as well as the Russian oil and gas producer Surgutneftegas. Select communication services holdings such as Indus Towers and Zee Entertainment Services, both based in India, performed well. Additionally, while our consumer discretionary holdings declined on an absolute basis, they performed better than the benchmark’s constituents in that sector, thus aiding relative returns.
Our underweight allocation to China helped relative returns. However, a few holdings there declined, including Ping An Insurance, Gree Electric and Alibaba.
The recent spate of regulations by the Chinese government and the resulting poor investor sentiment caused a selloff of Chinese equities in the third quarter 2021. In terms of timing, the second half of 2021 marks a period in which China’s policymakers can afford to shift its focus from economic growth—as it is likely to be relatively strong—to the regulatory environment for its corporate sector. The new regulations affect a variety of industries and are centered around:
•	Equal access to education (e.g., new rules for after-school tutoring), lowering cost burden for parents to facilitate the three-child policy (with an emphasis on social equality);
•	Worker and labor protection (e.g., delivery employees);
•	Anti-monopoly (e.g., regulations for internet companies);
•	Data security (e.g., increased scrutiny of overseas listings; and
•	Containing financial risks (e.g., limiting leverage among real estate developers).
Through the new regulations, the government has emphasized its goal of “common prosperity” and seeks to defend the broader population’s interests against big businesses, wealthy entrepreneurs, and foreign capital. There is an element of not wanting to breed large, monopolistic businesses that are too big to fail, too big to regulate or too big to obey. We are cognizant of the potential impacts of the regulations on individual companies and have recently conducted reviews on our Chinese holdings that we believe are most sensitive to regulatory risks. While we cannot predict whether the Chinese government will issue further regulatory actions, we do not think panic selling across the board is prudent. On the contrary, we believe the indiscriminate price correction of Chinese stocks represents an opportunity to selectively add to our China exposure, as highlighted by our increased allocation to Alibaba and our purchase of Midea Group.

Brandes Emerging Markets Value Fund
Beyond holdings in China, electric utility holding Enel Chile weighed on returns. Furthermore, our exposure to technology (in terms of underweight position and holdings) hurt relative performance, as did our underweights to India and Taiwan.
Select activity in the period included the purchase of South Korean memory storage supplier SK Hynix, and China-based Wens Foodstuffs Group and Midea Group.
A dominant player in the global memory storage devices market, SK Hynix holds a strong footing in both DRAM (i.e., temporary memory storage commonly used in personal computers, servers, mobile devices) and NAND flash (i.e., permanent memory storage used primarily in mobile devices) memory market segments. While we have owned Hynix’s peer Samsung for several years, this was the first time we purchased Hynix’s shares. Historically, Hynix’s technology and scale disadvantage meant it was unable to create value through a cycle, with its profits and stock price declining 50-80% from peak-to-trough. However, the operating landscape for Hynix has improved over the last decade as the industry has consolidated to three major players (Samsung, Hynix and Micron Group). This development, coupled with Hynix’s success in making its technology more competitive, has allowed the company to generate through-cycle returns above its cost of capital. While SK Hynix’s business remains highly capital intensive and may still generate negative free cash flows during demand downturns, we believe its overall risk/reward profile has materially improved.
Furthermore, the company should, in our opinion, benefit from several secular trends in technology, including cloud computing, artificial intelligence, 5G, and autonomous computing, all of which will likely trigger a spike in the demand for both DRAM and NAND flash. Additionally, over the past 20 years, the memory storage sub-industry has enjoyed faster growth in revenues than the overall semiconductor industry. As such, we would expect Hynix to grow at a rate slightly greater than the estimated global GDP (gross domestic product) going forward. Given its valuations and growth potential, Hynix offers an appealing value opportunity to us.
Midea is a leading manufacturer of heating, ventilation and air-conditioning (HVAC) systems and consumer appliances. In its efforts to become a global technology leader, the company has been expanding into robotics, industrial automation systems and digital businesses. Midea is a direct competitor of another current Fund holding, China-based Gree Electric, although Midea has a more diversified product mix.
Following the significant disruption caused by COVID-19, China’s air-conditioning and home appliance industry is expected to see a meaningful increase in upgrade and replacement demand. In our view, Midea, along with Gree, is well positioned to benefit from this potential recovery given its leading position in various segments and its deep portfolio of innovative products. The company’s heavy investments in robotics and production automation systems may also provide upside potential on the back of an aging population, labor force shortages and rising labor costs in China. Moreover, we value Midea’s transparency and its strong net cash balance sheet, as well as its demonstrated willingness to return capital to shareholders through dividends and share buybacks. We believe that the near-term concerns about raw material costs and consumer demand have been more than accounted for in Midea’s share price, and that

Brandes Emerging Markets Value Fund
the stock represents an opportunity to invest in a high-quality business at an attractive valuation level.
As of September 30, the Brandes Emerging Markets Value Fund held large sector overweights in real estate (note that we do not own any China-based real estate holdings), communication services and consumer staples, while maintaining key underweights to technology and materials. From a country perspective, even though Chinese companies made up our largest allocation, we were still significantly underweight relative to MSCI Emerging Markets Index. We also had a lower weighting to Taiwanese companies than the benchmark, while maintaining overweights to businesses in Mexico, Russia and Indonesia. Please note that while macro conditions are considered when we determine valuation estimates for individual companies, our country and industry weightings are a by-product of bottom-up stock selection, not the result of top-down observations.
We believe the Fund is well positioned to benefit from potential tailwinds in emerging markets, including:
•	A potential for a multi-year upcycle for cyclical companies (e.g., those in energy and financials) led by both supply constraints and increased demand (not just sentiment-driven as in the early stage of the value stocks’ recovery); and
•	Normalization of economic activity in select emerging countries where the Fund has meaningful exposure, including Latin America and Southeast Asia.
We remain excited about the prospects of the Brandes Emerging Markets Value Fund and thank you for your continued trust.
Sincerely yours,
The Brandes Emerging Markets Investment Committee
Brandes Investment Trust
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging markets involve greater risk and volatility than more developed markets. Some emerging markets may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.

Brandes Emerging Markets Value Fund
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Past performance is not a guarantee of future results.
Index Guide
The MSCI Emerging Markets Index with net dividends captures large and mid cap representation of emerging market countries. Data prior to 2001 is gross dividend and linked to the net dividend returns.
Net Cash: Total cash minus total debt.
Free Cash Flow: Total cash flow from operations less capital expenditures.
MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.
One cannot invest directly in an index.
The Brandes Emerging Markets Value Fund is distributed by ALPS Distributors, Inc.

Brandes Emerging Markets Value Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes Emerging Markets Value Fund – Class I from September 30, 2011 to September 30, 2021 with the value of such an investment in the MSCI Emerging Markets Index for the same period.
Value of $100,000 Investment vs MSCI
Emerging Markets Index (Unaudited)
	Average Annual Total Return Periods Ended September 30, 2021*
	One Year	Three Years	Five Years	Ten Years	Since Inception(1)
Brandes Emerging Markets Value Fund
Class A	24.41%	2.47%	3.58%	3.47%	6.51%
Class A (with maximum sales charge)	17.25%	0.47%	2.36%	2.86%	6.27%
Class C**	24.01%	1.87%	2.90%	2.75%	5.71%
Class C **(with maximum sales charge)	23.01%	1.87%	2.90%	2.75%	5.71%
Class I	24.71%	2.72%	3.80%	3.71%	6.74%
Class R6**	24.74%	2.83%	3.99%	3.83%	6.82%
MSCI Emerging Markets Index	18.20%	8.86%	9.23%	6.09%	6.42%

(1)	The inception date is August 20, 1996.
*	Prior to January 31, 2011, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Emerging Markets Value Fund. The performance information shown for the Class I shares for periods before January 31, 2011 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 31, 2011 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC.

Brandes Emerging Markets Value Fund
The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.
**	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to July 11, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Sector Allocation as a Percentage of Total Investments as of
September 30, 2021 (Unaudited)
The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC.

Brandes International Small Cap Equity Fund
Dear Fellow Investor,
The net asset value of the Brandes International Small Cap Equity Fund (Class I Shares) advanced 52.15% in the year ended September 30, 2021. During the same period, the S&P Developed Ex-U.S. SmallCap Index advanced 29.46%.
Performance over the last year was led by portfolio holdings in cyclical or economically sensitive industries such as industrials and financials. While consumer staples represented the weakest-performing sector within the benchmark, our holdings there did very well and contributed strongly to both absolute and relative returns. From a country standpoint, the Fund benefited from holdings in the United Kingdom, Brazil and Ireland the most. Notable contributors included Brazilian regional jet manufacturer Embraer, U.K. facilities management firm Mitie Group and Canadian uranium company Cameco. Ireland-based bank AIB Group, China-based payment services provider PAX Global Technology and U.K.-based grocer Wm Morrison also lifted returns.
Wm Morrison’s share price benefited from acquisition interests from private equity firms. In the second quarter of 2021, the firm received and eventually rejected an acquisition bid from a private equity firm. After several rounds of increased offers from multiple bidders, Wm Morrison accepted a bid in the third quarter for 7 billion pounds, which represented an over 50% premium to its share price before takeover interest emerged in early June. We took advantage of the share-price increase to divest our position and reallocate capital to what we consider more attractive investment opportunities.
Yellow Cake, along with our other uranium-related holdings, Cameco and Sprott Physical Uranium Trust (shares of Uranium Participation Corporation were converted into units of Sprott in the third quarter 2021), benefited from the uranium price surging to its highest level since 2015. We maintain allocations to all three companies due to our continued favorable view of a uranium price normalization as the global supply/demand imbalance works toward its long-term equilibrium.
In a relatively strong period for the Fund, only a few holdings declined. Select companies domiciled in China, Chile and Japan that declined over the trailing twelve months through September 30, 2021 included China Yuchai International Limited (machinery), Enel Chile SA (electric utilities) and Japan-based Kyushu Financial Group, Inc. (banks).
Portfolio activity in the period included the small-cap investment committee’s purchases of Turkish Ulker Biskuvi Sanayi and Japan-based Koatsu Gas Kogyo.
Ulker is a branded confectionery maker with 100% of its operating footprint in emerging markets. Given its significant presence in Turkey, the company is exposed to the macro and geopolitical risks that have plagued the country in the last several years.
Ulker has been doing a decent job managing its costs to offset the weak macro environment in Turkey. However, sharply rising input prices, especially for palm oil and packaging, has started to meaningfully impact Ulker’s margins as intensifying

Brandes International Small Cap Equity Fund
competition in certain sales channels has made it difficult to pass on the cost inflation to customers. On the demand side, the pandemic has weighed on Ulker’s revenues, partly because schools have been closed for over a year in Turkey and Saudi Arabia, two markets that provide relatively high margins. Furthermore, the weakness of the Turkish lira and the overhang related to the debt restructuring of Ulker’s parent company Yildiz amplified the headwinds faced by the company.
In our opinion, these risks are mostly temporary in nature and have been more than accounted for in Ulker’s depressed share price. The company has a history of passing through inflationary cost pressure via pricing and pack-sizing initiatives, and we believe volumes will improve as pandemic-related consumption pressures alleviate. In addition, Ulker’s relatively strong balance sheet should give the company the financial flexibility needed to navigate these short-term uncertainties, and its growing international business should provide diversification benefits against its Turkish lira exposure (e.g., through exposure to U.S. dollar-pegged currencies such as the Saudi riyal). With the company trading at just 40% of its 10-year average EV/EBITDA, Ulker represents a compelling investment opportunity to us.
Other major activity included the full sell of Wm Morrison, as we discussed above, as well as Italian machinery company Danieli & C. Officine Meccaniche and U.K. security services provider G4S.
G4S is the world’s largest security services provider, with over 500,000 employees in more than 80 countries. The company generates more than half of its revenue from Europe and North America but has a strong presence in emerging markets, which represent one-third of its business. When we first bought the stock in 2018, G4S was in the midst of a major restructuring. The company had failed to deliver on some large contracts, and deteriorating business performance had forced it to raise equity capital a few years prior. In the last several years, G4S reduced net debt by 40% through a combination of asset sales and better cash-flow generation. Moreover, the company’s operating margin has recovered in the past year, and it appeared the major restructuring was finally bearing fruit.
Despite this progress, the share price declined in the first half of 2020, prompting rival GardaWorld to approach G4S with an acquisition offer. The offer was rejected, but it led to a competitive bidding process for G4S. In early December 2020, the board of directors agreed to accept a bid from Allied Universal and the share price appreciated beyond the acquisition price on the announcement as many investors were hoping that GardaWorld would make a counteroffer. Ultimately, GardaWorld did not increase its bid and an adequate number of shareholders approved the offer from Allied Universal in March 2021.
Given the strong performance of our positions in the United Kingdom, coupled with a few acquisitions of our holdings there, our U.K. allocation has declined materially. Nevertheless, the country continued to represent the Fund’s second-largest exposure, next to Japan. The decrease of our weighting to U.K. companies has been partially

Brandes International Small Cap Equity Fund
offset by an increased exposure to emerging markets businesses, which in aggregate approached the Fund’s maximum allocation of 30% as of September 30.
From a sector standpoint, the Brandes International Small Cap Equity Fund held its largest weights in industrials (although underweight relative to the benchmark), consumer staples and financials. It maintained its key underweights to technology and materials. Please note that while macro conditions are considered when we determine valuation estimates for individual companies, our country and industry weightings are a by-product of bottom-up stock selection, not the result of top-down observations.
We remain excited about the prospects of the Brandes International Small Cap Equity Fund and appreciate your continued trust.
Sincerely yours,
The Brandes Small-Cap Investment Committee
Brandes Investment Trust
Enterprise Value (EV): Market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.
Enterprise Value/EBITDA: Enterprise value divided by earnings before interest, taxes, depreciation and amortization.
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Brandes International Small Cap Equity Fund
Must be preceded or accompanied by a prospectus.
Past performance is not a guarantee of future results.
Index Guide
The S&P Developed Ex-U.S. SmallCap Index with net dividends measures the equity performance of small-capitalization companies from developed markets excluding the United States. Data prior to 2001 is gross dividend and linked to the net dividend returns.
The S&P Developed Ex-US SmallCap Value Index with net dividends measures the equity performance of small cap companies in developed markets excluding the United States exhibiting value style characteristics, defined using book value to price, 12-month forward earnings to price, and dividend yield.
One cannot invest directly in an index.
The Brandes International Small Cap Equity Fund is distributed by ALPS Distributors, Inc.

Brandes International Small Cap Equity Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Small Cap Fund – Class I from September 30, 2011 to September 30, 2021 with the value of such an investment in the S&P Developed Ex-U.S. SmallCap Index for the same period.
Value of $100,000 Investment vs S&P Developed
Ex-U.S. SmallCap Index (Unaudited)
	Average Annual Total Return Periods Ended September 30, 2021*
	One Year	Three Years	Five Years	Ten Years	Since Inception(1)
Brandes International Small Cap Equity Fund
Class A	51.91%	7.14%	4.52%	8.08%	8.82%
Class A (with maximum sales charge)	43.18%	5.05%	3.29%	7.44%	8.57%
Class C**	51.52%	6.52%	3.86%	7.33%	8.03%
Class C **(with maximum sales charge)	50.52%	6.52%	3.86%	7.33%	8.03%
Class I	52.15%	7.34%	4.73%	8.30%	9.08%
Class R6**	52.39%	7.48%	4.84%	8.39%	9.14%
S&P Developed Ex-U.S. SmallCap Index	29.46%	8.87%	9.93%	10.06%	7.23%

(1)	The inception date is August 19, 1996.
*	Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes International Small Cap Fund. The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on

Brandes International Small Cap Equity Fund
a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.
**	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to June 27, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Sector Allocation as a Percentage of Total Investments as of
September 30, 2021 (Unaudited)
The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC.

Brandes Small Cap Value Fund
Dear Fellow Investor,
The net asset value of the Brandes Small Cap Value Fund (Class I Shares) increased 58.09% in the year ended September 30, 2021. During the same period, the Russell 2000 Index increased 47.68%.
Returns were driven by holdings in more cyclical or economically sensitive sectors, including industrials (e.g., Embraer), energy (e.g., Chesapeake Energy, Helmerich & Payne) and financials (e.g., American National Group).
Certain health care investments were also meaningful contributors, namely Triple-S Management and Eagle Pharmaceuticals, as well as Prestige Consumer Healthcare. Shares of Triple-S Management rose significantly in the third quarter 2021 after the Puerto Rico-based health care services provider announced an agreement to be acquired by GuideWell Mutual Holdings Corp in a deal valued at $900 million.
Underweights to real estate and consumer discretionary companies hurt relative returns. At the stock level, detractors included biotech firm PDL BioPharma, Inc. and medical equipment supplier Invacare Corporation. Cash also weighed on relative results in a strong up market.
During the trailing twelve-month period, the small-cap investment committee  initiated positions in a number of companies, including Moog Inc., Premier and Mednax.
Moog is a U.S.-based engineering company that produces mission-critical motion control components and systems for a wide variety of commercial and defense customers. The company’s core products (actuators and slip rings) convert energy into mechanical force, which in turn create physical movement that directs a piece of machinery. Moog’s actuators and slip rings can be found on commercial and military aircraft (flaps and rotors), satellites, automated weapons systems, missiles, industrial metal presses, oil and gas exploration equipment, and medical device pumps.
The opportunity in Moog is likely a consequence of COVID-19, which pressured many of Moog’s commercial end markets (~50% of pre-pandemic sales). The impact was particularly felt in its commercial aerospace segment (~20% of pre-pandemic sales), which has high exposure to widebody commercial aircraft production and international passenger traffic. Despite these short-term challenges, Moog’s business fundamentals remained relatively resilient thanks to its robust defense portfolio and its non-unionized work force. The company is well-diversified across several end markets, defense platforms, and aftermarket services. We believe this variety helps mitigate revenue cyclicality.
Premier is one of the largest Group Purchasing Organizations (GPOs) in the United States and competes in three main segments: group purchasing, product procurement, as well as services and support. Initially owned by its clients, which

Brandes Small Cap Value Fund
include major hospitals, health systems, and other health care organizations, the company made its initial public offering (IPO) in 2013. By aggregating the buying power of its clients, Premier boasts significant bargaining power and can secure a guaranteed low price for its customer groups. Its clients do not have to procure at the negotiated price. But if they do, the suppliers pay Premier an administrative fee of 1-3% of the purchase price, while Premier returns ~40-50% of the received administrative fee to its clients as part of their profit-sharing agreement.
We believe the pandemic and the potential for health care reform provided a buying opportunity in Premier as it is expected to have slower growth for a few years due to lower capital expenditure (capex) appetite from hospitals and other providers. Premier is well positioned to weather this period given its healthy balance sheet and an asset-light business model. Longer-term, Premier operates a fee-based business that has historically generated meaningful free cash flow, with exposure to growing health care spending and has a large customer base that can be leveraged.
Mednax is a physician services company that offers services to women’s and children’s specialty units in hospitals. Following pressure from Starboard (which owns ~10% of Mednax) for its lagging margins and poor overall performance, the company recently divested its anesthesiology and radiology units; the segments sold contributed $1.265 billion (36% of total revenues) and $492 million (14%) of revenue in 2019, respectively.
Mednax has now reverted to its roots and provides mainly neonatology (~85% of post-divestiture revenues), maternal-fetal medicine (MFM) services and pediatric cardiology. The company’s long-term strategy is to increase its share in the neonatal segment, while expanding peripheral businesses, such as MFM and pediatrics, that are synergistic to its sales efforts. In neonatology, Mednax currently has ~25% market share, up from 18.4% in 2011. It is also the largest national women’s and children’s provider group and is 10x bigger than its closest peer.
Mednax differs from a typical staffing/placement company because it buys physician practices and hospital contracts in exchange for providing reimbursement negotiations, staffing, professional liability protection, and compliance with regulations. It thereby realizes economies of scale as the administrative functions it oversees can cover more clinicians: this grants it bargaining power with hospital and physicians.
The business’s key value drivers are its contracts with hospitals and the staffing of hospital specialty units with physicians. Traditionally, hospitals staff these units through local physician groups, which leads to administrative burdens. Mednax’s strategy is to add value by managing the operational side, providing staffing and optimizing systems with data analytics. It charges administrative fees to its hospital partners and seeks to profit from margin growth opportunities through improved efficiency in physician practices.

Brandes Small Cap Value Fund
Mednax’s operating performance has been poor over the past five years as margins declined to 11.6% in 2019 from 22.3% in 2010, mainly due to the anesthesiology business which it recently sold off. The core women’s and children’s business was also negatively affected by a decline in birth rates, a lower percentage of revenue from the high margin neonatology business, and wage inflation outpacing reimbursement. With these recent divestments, Mednax is targeting long-term revenue growth of 6% and “high-teens” margins.
The restructuring following the sale of its anesthesiology and radiology businesses in 2020 has made Mednax’s balance sheet more manageable. We believe the company offers a regrowth story—focused on its core children and women’s health business—that is underappreciated by the market.
Given the strong share price performances for many of the portfolio holdings in the period, sales activity was elevated. We sold a number of securities after they appreciated to our intrinsic value estimates, including Florida-based land developer St. Joe, machinery business Greenbrier Companies, and international aerospace and defense company Textron. Other sales included global office staffing company Kelly Services, food products business Sanderson Farms, motorcycle manufacturer Harley-Davidson and media company Scholastic. And in the most recent third quarter of 2021, we exited our positions in health care technology company Change Healthcare and watch company Movado Group.
At the end of September, the Fund's largest sector weights were in industrials and health care. From an industry standpoint, aerospace & defense and insurance remained the largest allocations. We continue to find value potential in more cyclically oriented sectors, such as energy, while being underweight to consumer discretionary and information technology. While macro conditions are considered when we determine valuation estimates for individual companies, our industry weightings are a by-product of bottom-up stock selection, not the result of top-down observations.
In our opinion, the differences between the Brandes Small Cap Value Fund and the broader market continue to make the Fund an attractive complement to other small-cap offerings. The Fund exhibits lower valuations than the Russell 2000 Index. We believe our holdings have strong balance sheets and compelling growth prospects and have generated durable free cash flow. Compared with the Russell 2000 Value Index, we have significantly less exposure to financials and real estate.
After nearly a half-century of professional investing, Brandes Investment Partners remains fixed on its original goal. We pursue above-market returns to help you fulfill your long-term investment objectives. Our approach remains deeply rooted in the value philosophy and seeks to identify worthy but potentially underpriced companies. We remain excited about the potential of the Brandes Small Cap Value Fund and appreciate the trust you have placed in us.

Brandes Small Cap Value Fund
Sincerely yours,
The Brandes Small-Cap Investment Committee
Brandes Investment Trust
Free Cash Flow: Total cash flow from operations less capital expenditures.
Capital Expenditure: Funds used by a company to acquire, upgrade, or maintain physical assets such as property, plants, building, technology, or equipment.
Dividends are not guaranteed and companies currently paying dividends can stop paying dividends without notice.
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Past performance is not a guarantee of future results.
Index Guide
The Russell 2000 Index with gross dividends measures the performance of the small cap segment of the U.S. equity universe.
The Russell 2000 Value Index with gross dividends measures performance of the small cap segment of the U.S. equity universe. Securities are categorized as growth or value based on their relative book-to-price ratios, historical sales growth, and expected earnings growth.
One cannot invest directly in an index.
The Brandes Small Cap Value Fund is distributed by ALPS Distributors, Inc.

Brandes Small Cap Value Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes Small Cap Value Fund – Class I from September 30, 2011 to September 30, 2021 with the value of such an investment in the Russell 2000 Total Return Index and Russell 2000 Value Total Return Index for the same period.
Value of $100,000 Investment vs Russell 2000 Total
Return Index & Russell 2000 Value Total
Return Index(Unaudited)
	Average Annual Total Return Periods Ended September 30, 2021*
	One Year	Three Years	Five Years	Ten Years	Since Inception(1)
Brandes Small Cap Value Fund
Class A	57.55%	12.90%	11.88%	15.52%	7.77%
Class A (with maximum sales charge)	48.49%	10.69%	10.55%	14.85%	7.50%
Class I	58.09%	13.28%	12.22%	15.82%	8.05%
Class R6**	59.25%	10.87%	10.90%	15.14%	7.78%
Russell 2000 Total Return Index	47.68%	10.54%	13.45%	14.63%	8.22%
Russell 2000 Value Total Return Index	63.92%	8.59%	1.03%	13.22%	8.63%

(1)	The inception date is September 30, 1997.
*	Prior to January 2, 2018, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Small Cap Value Fund. The performance information shown for the Class I shares for periods before January 2, 2018 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 2, 2018 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC.

Brandes Small Cap Value Fund
The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares.
**	Performance shown prior to January 2, 2018 for Class R6 shares reflects the performance of Class I shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Sector Allocation as a Percentage of Total Investments as of
September 30, 2021 (Unaudited)
The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC.

Brandes Core Plus Fixed Income Fund
Dear Fellow Investor,
The net asset value of the Brandes Core Plus Fixed Income Fund (Class I Shares) gained 0.89% in the year ended September 30, 2021. During the same period, the Bloomberg U.S. Aggregate Bond Index declined by 0.90%.
As we began 2021, there appeared to be a growing sense of optimism around an eventual end to the pandemic and lockdowns, as well as better times ahead for the economy. We also entered the year, however, with what we view as stretched valuations in most taxable fixed-income sectors—yields are low and yield spreads are tight.
We made a number of observations and beliefs that continue to guide our thinking and investment decisions this year:
- Market valuations remain stretched, with yield spreads at or near the tight end of their range over the past few decades on most taxable, fixed-income asset classes;
- Many investors have stretched their risk tolerance in search of higher yields;
- Absent unprecedented central-bank market intervention, interest rates would likely be higher and asset prices would likely be lower; and
- The combination of tight yield spreads, increased uncertainty and possibly diminished central-bank influence if the economy begins to normalize, should benefit thoughtful, disciplined, and active portfolio management.
We believe the bond and stock markets have grown to love accommodative central banks and appear to be sanguine about rising fiscal debt levels. It seems many have come to believe that debt levels don’t matter. Maybe we are old fashioned, but we feel it’s difficult to subscribe to the belief that overall debt levels don’t matter. Therefore, we continued to bias the Fund in what we believed was a defensive manner.
As April 2021 began, it felt a bit like the 1970’s returned: Middle East tensions, lines at gas stations and inflation numbers that we had not seen for quite some time. The U.S. economy continued to reopen and there was a noticeable increase in retail and service sector activity. The key question in our mind as we entered the second half of the year remained whether the Federal Reserve (Fed) would continue to support its monthly purchase of U.S. Treasuries and Agency mortgage-backed securities (MBS). Or would the Fed acknowledge that emergency accommodation is no longer needed?
September ushered in surging energy prices, visible cracks in the property market in China, more tangible tapering talk from the Fed and heightened political rhetoric around raising the U.S. debt ceiling. These events put downward pressure on equity prices and upward pressure on interest rates.
The Fed continued to define consistently higher than target inflation readings as transitory. But while the verbiage is consistent, the definition of transitory has evolved, from what was initially thought to last a few months after the depths of the pandemic, to recent Fed chatter that this transitory inflation may continue well into 2022. We

Brandes Core Plus Fixed Income Fund
believe the underlying message is that the Fed and, by extension, the markets hope that inflation is transitory and set to ease in the coming months. But out in everyday life it certainly does not feel like that is the case; this hope provides scant comfort when your energy bill and weekly grocery bills are surging.
Specific to performance over the trailing twelve months (TTM), the Brandes Core Plus Fixed Income Fund delivered solid absolute and relative performance.
Holdings in corporate bonds contributed to positive relative returns. Energy holdings were the top contributors as the price of both oil and natural gas registered sharp gains.
The Fund also received positive contributions from industries benefiting from the rise in inflation, namely home building and food processing.
Our underweight in agency MBS modestly detracted from performance as the sector posted a modest gain versus U.S. Treasury securities.
Term-structure positioning was a positive factor in performance. The Fund was positioned near the bottom of its duration-controlled band during the TTM.
New purchases into the Fund during the period included: First Energy (maturing 11/15/31, rated Ba1/BB), Telecom Italia (maturing 1/24/33, rated Ba2/BB+), T-Mobile (maturing 2/1/28, rated Ba3/BB), Continental Resources (maturing 4/15/23 and 1/15/28, rated Ba1/BB+), Avon Products (maturing 3/15/23, rated Ba3/BB-), Netflix (maturing 11/15/26, rated Ba3/BB+), Ford Motor Credit (maturing 11/1/22 and 11/13/25, rated Ba2/BB+), Pilgrim’s Pride (maturing 9/30/27 and 4/15/31, rated B1/BB+), Goldman Sachs (3.80% coupon, perpetual maturity, callable 5/10/26, rated Ba1/BB) and Allison Transmission (4.75% coupon, maturing 10/1/27, callable 10/1/22, rated Ba2/BB).
We’d like to highlight our purchase of Avon Products. Avon was acquired in the second half of 2020 by a higher rated parent company—Natura. Since Natura has a higher rating, it generally has better access to lower-cost capital. As such, the company has been systematically retiring existing Avon debt, including an issue that we owned and was called in November 2020. The Avon entity now has two bond issues that remain outstanding—the 2023 maturity that we purchased and another issue that matures in 2043.
What we found compelling about this Avon issue is that, not only does it offer what we view as an attractive yield relative to its underlying credit risk, but the bond indenture for the 2023 maturity does not have an explicit call feature. The only allowable call is a make-whole call. A make-whole call allows the issuer to pay off a bond early, but the issuer is required to make the bond investor whole by making a payment equal to the net-present value of the coupon payments that the security holder will forgo by the early retirement. In simple terms, an explicit call is typically more beneficial to the issuer while a make-whole call is typically to the benefit of the security holder. In this case, if Natura decides to call this maturity it is required to pay a $4 premium to the

Brandes Core Plus Fixed Income Fund
current market price of the security. Therefore, we believe the economics of this specific issue are attractive, whether we hold it until maturity, or Natura is forced to pay us a premium if it would like to retire the bond early.
Finally, our purchase of Pilgrim’s Pride 2031 maturity was a sustainability bond. The bond indenture includes specific metrics that the company must hit with respect to greenhouse gas emissions. If these benchmarks are not hit, the coupon on the bond steps up to a higher coupon.
As of September 30, 2021, the Brandes Core Plus Fixed Income Fund remained defensively positioned across a number of metrics. We continue to favor short-maturity corporate bonds and those exhibiting strong, tangible asset coverage. We are underweight agency MBS and managing duration toward the shorter end of our duration-controlled range. We have a high allocation to U.S. Treasuries that we will look to redeploy thoughtfully and efficiently—if and when market uncertainty and volatility cause credit fundamentals to become mispriced from our estimates of intrinsic value.
Longer term, we believe fundamentals do and will continue to matter. In recent years, the fundamentals appear to have been overshadowed by massive central-bank intervention. But value opportunities will continue to emerge for those with measured, deliberate, and cautious approaches in reallocating capital.
Given the robust economic backdrop, we believe there is little fundamental and rational reason for Treasury rates to continue to be as low as they are. It is clear to us that in a market awash in liquidity, market technicals continue to overwhelm underlying fundamentals. Rather than guess how long this dynamic can hold, we believe prudence dictates that we continue our search for value at the margins while tilting the Fund to what we believe is a relatively defensive posture. We remain excited about the potential of the Brandes Core Plus Fixed Income Fund and appreciate the trust you have placed in us.
Sincerely yours,
The Brandes Fixed Income Investment Committee
Brandes Investment Trust
Because the values of the fund’s investments will fluctuate with market conditions, so will the value of your investment in the fund. You could lose money on your investment in the fund, or the fund could underperform other investments. The values of the fund’s investments fluctuate in response to the activities of individual companies and general bond market and economic conditions. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.
As with most fixed income funds, the income on and value of your shares in the fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the fund owns usually decline. When interest rates

Brandes Core Plus Fixed Income Fund
fall, the prices of these securities usually increase. Generally, the longer the fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness than higher grade debt. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.
Past performance is not a guarantee of future results.
Short-term debt refers to fixed income securities set to mature in 1 to 5 years from the issue or purchase date. Long-term debt refers to fixed income securities set to mature more than 10 years from the issue or purchase date.
Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization. All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change.
Asset Coverage: Ability to cover debt obligations with assets after all liabilities have been satisfied.
Callable Bond: Debt security that the issuer can redeem prior to maturity.
Duration: The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.
Indenture: A legal contract between a bond issuer and bond holder.
Yield: Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.
Yield Spread: The difference in yield from a Treasury security and another debt security of the same maturity.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Core Plus Fixed Income Fund
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Index Guide
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.
One cannot invest directly in an index.
The Brandes Core Plus Fixed Income Fund is distributed by ALPS Distributors, Inc.

Brandes Core Plus Fixed Income Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes Core Plus Fixed Income Fund – Class I from September 30, 2011 to September 30, 2021 with the value of such an investment in the Bloomberg U.S. Aggregate Bond Index for the same period.
Value of $100,000 Investment vs Bloomberg
U.S. Aggregate Bond Index (Unaudited)
	Average Annual Total Return Periods Ended September 30, 2021
	One Year	Three Years	Five Years	Ten Years	Since Inception(1)
Brandes Core Plus Fixed Income Fund
Class A*	0.67%	4.34%	2.42%	3.25%	3.48%
Class A *(with maximum sales charge)	-3.10%	3.04%	1.63%	2.86%	3.19%
Class I	0.89%	4.57%	2.69%	3.57%	3.78%
Class R6*	2.23%	5.48%	3.43%	3.97%	4.08%
Bloomberg U.S. Aggregate Bond Index	-0.90%	5.36%	2.94%	3.01%	3.98%

(1)	The inception date is December 28, 2007.
*	Performance shown prior to January 31, 2013 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to October 10, 2017 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the

Brandes Core Plus Fixed Income Fund
performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Asset Allocation as a Percentage of Total Investments as of
September 30, 2021 (Unaudited)

Brandes Investment Trust
Expense Example (Unaudited)
As a shareholder of a Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 to September 30, 2021 (the “Period”).
Actual Expenses
This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from each Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	Class A
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,036.00	1.09%	$5.57
Global Equity Fund	$1,000.00	$1,035.30	1.25%	$6.38
Emerging Markets Value Fund	$1,000.00	$ 987.40	1.29%	$6.44
International Small Cap Fund	$1,000.00	$1,100.10	1.31%	$6.92
Small Cap Value Fund	$1,000.00	$1,066.00	1.15%	$5.96
Core Plus Fixed Income Fund	$1,000.00	$1,018.90	0.50%	$2.53

	Class C
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,034.90	1.26%	$ 6.42
Global Equity Fund	$1,000.00	$1,031.70	2.00%	$10.19
Emerging Markets Value Fund	$1,000.00	$ 987.80	1.10%	$ 5.50
International Small Cap Fund	$1,000.00	$1,101.80	0.95%	$ 5.00

Brandes Investment Trust
	Class I
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,036.70	0.85%	$4.34
Global Equity Fund	$1,000.00	$1,036.70	1.00%	$5.11
Emerging Markets Value Fund	$1,000.00	$ 987.30	1.12%	$5.58
International Small Cap Fund	$1,000.00	$1,101.00	1.11%	$5.87
Small Cap Value Fund	$1,000.00	$1,068.20	0.90%	$4.67
Core Plus Fixed Income Fund	$1,000.00	$1,019.80	0.30%	$1.52

	Class R6
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,037.40	0.75%	$3.83
Emerging Markets Value Fund	$1,000.00	$ 987.70	0.97%	$4.83
International Small Cap Fund	$1,000.00	$1,101.40	1.00%	$5.27
Small Cap Value Fund	$1,000.00	$1,072.00	0.72%	$3.74
Core Plus Fixed Income Fund	$1,000.00	$1,025.70	0.30%	$1.52

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period).
Hypothetical Example for Comparison Purposes
This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchase and sales of Fund shares. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Brandes Investment Trust
	Class A
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,019.59	1.09%	$5.53
Global Equity Fund	$1,000.00	$1,018.80	1.25%	$6.33
Emerging Markets Value Fund	$1,000.00	$1,018.59	1.29%	$6.54
International Small Cap Fund	$1,000.00	$1,018.48	1.31%	$6.65
Small Cap Value Fund	$1,000.00	$1,019.30	1.15%	$5.82
Core Plus Fixed Income Fund	$1,000.00	$1,022.56	0.50%	$2.54

	Class C
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,018.76	1.26%	$ 6.37
Global Equity Fund	$1,000.00	$1,015.04	2.00%	$10.10
Emerging Markets Value Fund	$1,000.00	$1,019.54	1.10%	$ 5.59
International Small Cap Fund	$1,000.00	$1,020.31	0.95%	$ 4.81

	Class I
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,020.81	0.85%	$4.31
Global Equity Fund	$1,000.00	$1,020.05	1.00%	$5.06
Emerging Markets Value Fund	$1,000.00	$1,019.45	1.12%	$5.67
International Small Cap Fund	$1,000.00	$1,019.48	1.11%	$5.64
Small Cap Value Fund	$1,000.00	$1,020.56	0.90%	$4.56
Core Plus Fixed Income Fund	$1,000.00	$1,023.56	0.30%	$1.52

	Class R6
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,021.31	0.75%	$3.80
Emerging Markets Value Fund	$1,000.00	$1,020.21	0.97%	$4.91
International Small Cap Fund	$1,000.00	$1,020.05	1.00%	$5.06
Small Cap Value Fund	$1,000.00	$1,021.46	0.72%	$3.65
Core Plus Fixed Income Fund	$1,000.00	$1,023.56	0.30%	$1.52

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period).

Brandes International Equity Fund
SCHEDULE OF INVESTMENTS — September 30, 2021

Shares		Value
COMMON STOCKS – 91.59%
Belgium – 1.18%
136,828	Anheuser-Busch InBev SA/NV	$ 7,760,530
Brazil – 4.76%
1,780,200	Ambev SA	5,001,526
868,979	Embraer SA Sponsored – ADR(a)	14,772,643
1,466,700	Telefonica Brasil SA	11,546,147
		31,320,316
Canada – 0.45%
137,140	Cameco Corp.	2,980,052
China – 1.76%
627,200	Alibaba Group Holding Ltd.(a)	11,611,944
France – 18.78%
170,605	BNP Paribas SA(b)	10,915,428
852,822	Carrefour SA	15,283,800
209,852	Danone SA	14,307,280
992,123	Engie SA	12,980,143
1,082,792	Orange SA	11,710,250
272,138	Publicis Groupe SA	18,281,636
109,350	Renault SA(a)	3,879,401
180,384	Sanofi	17,364,495
109,119	Societe BIC SA	6,433,658
259,809	TotalEnergies SE	12,418,340
		123,574,431
Germany – 5.91%
88,582	BASF SE	6,715,427
206,106	Fresenius & Co. KGaA	9,865,301
146,984	HeidelbergCement AG	10,965,505
131,661	Henkel AG & Co. KGaA	11,326,159
		38,872,392
Hong Kong – 0.65%
11,842,000	First Pacific Co. Ltd.	4,259,356
Ireland – 0.21%
28,889	CRH Plc	1,355,644
Italy – 6.09%
225,294	Buzzi Unicem SpA	5,117,404
990,848	Eni SpA	13,213,163
4,158,760	Intesa Sanpaolo SpA	11,773,395
Shares		Value
20,990,411	Telecom Italia Rsp	$ 8,470,407
3,778,498	Telecom Italia SpA	1,477,435
		40,051,804
Japan – 13.81%
243,700	Dai Nippon Printing Co. Ltd.	5,871,389
311,800	Honda Motor Co. Ltd.	9,585,921
2,132,500	Mitsubishi UFJ Financial Group, Inc.	12,605,920
400,799	MS&AD Insurance Group Holdings, Inc.	13,405,419
983,300	Nissan Motor Co. Ltd.(a)	4,914,011
299,200	Sumitomo Mitsui Trust Holdings, Inc.	10,304,460
154,400	Taisho Pharmaceutical Holdings Co. Ltd.	8,999,774
764,483	Takeda Pharmaceutical Co. Ltd.	25,214,774
		90,901,668
Mexico – 4.87%
1,001,846	Cemex SAB de CV Sponsored – ADR(a)	7,183,236
14,129,438	Fibra Uno Administracion SA de CV	16,017,675
101,742	Fomento Economico Mexicano SAB de CV – ADR	8,823,066
		32,023,977
Netherlands – 1.01%
1,283,691	Aegon NV	6,626,223
South Korea – 4.25%
150,417	Hana Financial Group, Inc.	5,846,984
39,208	Hyundai Mobis Co. Ltd.	8,273,599
115,220	KT&G Corp.	7,882,601
21,704	POSCO	5,976,385
		27,979,569
Spain – 1.44%
727,871	Repsol SA	9,501,303

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Equity Fund
SCHEDULE OF INVESTMENTS — September 30, 2021 (continued)

Shares		Value
Switzerland – 9.81%
1,372,275	Credit Suisse Group AG Registered	$ 13,552,948
184,979	Novartis AG Registered	15,168,132
16,342	Swatch Group AG Bearer	4,263,329
136,225	Swatch Group AG Registered	7,009,359
107,656	Swiss Re AG	9,188,461
964,218	UBS Group AG Registered	15,390,477
		64,572,706
United Kingdom – 16.61%
2,632,376	Barclays Plc	6,688,813
3,059,491	BP Plc	13,935,537
1,074,306	GlaxoSmithKline Plc	20,275,560
400,385	Imperial Brands Plc	8,374,712
2,836,837	J Sainsbury Plc	10,872,980
1,310,844	Kingfisher Plc	5,916,987
2,661,252	Marks & Spencer Group Plc(a)	6,532,369
Shares		Value
110,136	Reckitt Benckiser Group Plc	$ 8,652,308
3,517,984	Tesco Plc	11,980,965
1,202,417	WPP Plc	16,109,465
		109,339,696
TOTAL COMMON STOCKS (Cost $628,186,488)		$602,731,611
PREFERRED STOCKS – 5.65%
Brazil – 1.70%
2,233,200	Petroleo Brasileiro SA, 2.82%(c)	$ 11,166,513
Russia – 1.62%
19,333,252	Surgutneftegas PJSC, 16.67%(c)	10,703,622
Spain – 2.33%
1,042,685	Grifols SA – Class B, 5.59%(c)	15,320,856
TOTAL PREFERRED STOCKS (Cost $34,465,545)		$ 37,190,991

	Shares	Value
SHORT-TERM INVESTMENTS – 3.16%
Money Market Funds — 3.16%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.01%(d)	20,773,725	$ 20,773,725
TOTAL SHORT-TERM INVESTMENTS (Cost $20,773,725)		$ 20,773,725
Total Investments (Cost $683,425,758) – 100.40%		$660,696,327
Liabilities in Excess of Other Assets – (0.40)%		(2,612,304)
TOTAL NET ASSETS – 100.00%		$658,084,023

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan. See Note 2 in the Notes to Financial Statements.
(c)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(d)	The rate shown is the annualized seven day yield as of September 30, 2021.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Equity Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2021

COMMON STOCKS
Aerospace & Defense	2.25%
Auto Components	1.25%
Automobiles	2.80%
Banks	8.83%
Beverages	3.28%
Capital Markets	4.40%
Chemicals	1.02%
Commercial Services & Supplies	1.87%
Construction Materials	3.75%
Diversified Telecommunication Services	5.04%
Equity Real Estate Investment Trusts	2.44%
Food & Staples Retailing	5.79%
Food Products	2.82%
Health Care Providers & Services	1.50%
Household Products	3.03%
Insurance	4.45%
Internet & Direct Marketing Retail	1.76%
Media	5.23%
Metals & Mining	0.91%
Multiline Retail	0.99%
Multi-Utilities	1.97%
Oil, Gas & Consumable Fuels	7.91%
Pharmaceuticals	13.22%
Specialty Retail	0.90%
Textiles, Apparel & Luxury Goods	1.71%
Tobacco	2.47%
TOTAL COMMON STOCKS	91.59%
PREFERRED STOCKS
Biotechnology	2.33%
Oil, Gas & Consumable Fuels	3.32%
TOTAL PREFERRED STOCKS	5.65%
SHORT-TERM INVESTMENTS	3.16%
TOTAL INVESTMENTS	100.40%
Liabilities in Excess of Other Assets	(0.40)%
TOTAL NET ASSETS	100.00%
The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC or were otherwise determined by the Advisor to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Global Equity Fund
SCHEDULE OF INVESTMENTS — September 30, 2021

Shares		Value
COMMON STOCKS – 96.51%
Austria – 2.74%
29,448	Erste Group Bank AG	$ 1,293,039
Brazil – 1.98%
168,020	Embraer SA(a)	713,640
12,908	Embraer SA Sponsored – ADR(a)	219,436
		933,076
Chile – 0.56%
5,632,734	Enel Chile SA	267,256
China – 2.80%
42,200	Alibaba Group Holding Ltd.(a)	781,288
90,399	Gree Electric Appliances, Inc. of Zhuhai – Class A	540,979
		1,322,267
France – 10.47%
28,449	Carrefour SA	509,847
28,638	Engie SA	374,677
31,200	Engie SA (Prime Fidelite 2019)(a)	408,196
15,034	Publicis Groupe SA	1,009,951
12,685	Sanofi	1,221,109
2,650	Schneider Electric SE	441,368
20,488	TotalEnergies SE(b)	979,285
		4,944,433
Germany – 1.95%
12,322	HeidelbergCement AG	919,263
Ireland – 0.95%
9,567	CRH Plc	448,940
Italy – 1.16%
41,240	Eni SpA(b)	549,944
Japan – 1.17%
18,000	Honda Motor Co. Ltd.	553,389
Malaysia – 1.53%
600,000	Genting Berhad	722,322
Shares		Value
Mexico – 2.33%
668,608	Fibra Uno Administracion SA de CV	$ 757,960
3,936	Fomento Economico Mexicano SAB de CV – ADR	341,330
		1,099,290
South Korea – 5.94%
2,433	Hyundai Mobis Co. Ltd.	513,407
3,846	Hyundai Motor Co.	640,226
5,067	KT&G Corp.	346,651
13,607	Samsung Electronics Co. Ltd.	843,561
5,365	SK Hynix, Inc.	459,278
		2,803,123
Spain – 1.25%
45,360	Repsol SA	592,109
Switzerland – 2.71%
80,146	UBS Group AG Registered	1,279,260
United Kingdom – 14.92%
156,540	Barclays Plc	397,765
215,586	BP Plc	981,963
61,223	GlaxoSmithKline Plc	1,155,472
40,460	Imperial Brands Plc	846,288
164,745	J Sainsbury Plc	631,432
164,394	Kingfisher Plc	742,054
14,819	Royal Dutch Shell Plc – ADR – Class B	656,037
217,768	Tesco Plc	741,638
66,573	WPP Plc	891,916
		7,044,565
United States – 44.05%
1,866	Amdocs Ltd.	141,275
14,017	American International Group, Inc.	769,393
31,895	Bank of America Corp.	1,353,943
14,504	Bank of New York Mellon Corp.	751,887
12,799	Cardinal Health, Inc.	633,039
15,020	Change Healthcare, Inc.(a)	314,519
3,994	Cigna Corp.	799,439
18,575	Citigroup, Inc.	1,303,593
13,243	Comcast Corp. – Class A	740,681

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Global Equity Fund
SCHEDULE OF INVESTMENTS — September 30, 2021 (continued)

Shares		Value
8,977	CVS Health Corp.	$ 761,788
4,807	Emerson Electric Co.	452,819
3,158	FedEx Corp.	692,518
4,092	Fiserv, Inc.(a)	443,982
3,110	General Dynamics Corp.	609,653
20,471	Halliburton Co.	442,583
2,822	HCA Healthcare, Inc.	684,956
4,845	Ingredion, Inc.	431,253
3,238	JPMorgan Chase & Co.	530,028
2,337	Laboratory Corp. of America Holdings(a)	657,725
4,426	McKesson Corp.	882,456
14,370	Merck & Co., Inc.	1,079,331
2,460	Mohawk Industries, Inc.(a)	436,404
22,147	Old Republic International Corp.	512,260
12,560	OneMain Holdings, Inc.	694,945
1,294	Organon & Co.	42,430
22,954	Pfizer, Inc.	987,252
Shares		Value
2,517	PNC Financial Services Group, Inc.	$ 492,426
7,801	State Street Corp.	660,901
9,998	Textron, Inc.	697,960
10,604	Truist Financial Corp.	621,925
25,275	Wells Fargo & Co.	1,173,013
		20,796,377
TOTAL COMMON STOCKS (Cost $37,124,560)		$45,568,653
PREFERRED STOCKS – 1.43%
South Korea – 0.38%
3,072	Samsung Electronics Co. Ltd., 2.104%(c)	$ 179,216
Spain – 1.05%
33,952	Grifols SA – ADR, 5.980%(c)	496,039
TOTAL PREFERRED STOCKS (Cost $652,660)		$ 675,255

	Shares	Value
SHORT-TERM INVESTMENTS – 2.52%
Money Market Funds — 2.52%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.01%(d)	1,190,091	$ 1,190,091
TOTAL SHORT-TERM INVESTMENTS (Cost $1,190,091)		$ 1,190,091
Total Investments (Cost $38,967,311) – 100.46%		$47,433,999
Liabilities in Excess of Other Assets – (0.46)%		(219,518)
TOTAL NET ASSETS – 100.00%		$47,214,481

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan. See Note 2 in the Notes to Financial Statements.
(c)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(d)	The rate shown is the annualized seven day yield as of September 30, 2021.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Global Equity Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2021

COMMON STOCKS
Aerospace & Defense	4.75%
Air Freight & Logistics	1.47%
Auto Components	1.09%
Automobiles	2.53%
Banks	15.18%
Beverages	0.72%
Capital Markets	5.70%
Construction Materials	2.90%
Consumer Finance	1.47%
Electric Utilities	0.56%
Electrical Equipment	1.90%
Energy Equipment & Services	0.94%
Equity Real Estate Investment Trusts	1.61%
Food & Staples Retailing	3.99%
Food Products	0.91%
Health Care Providers & Services	9.35%
Health Care Technology	0.67%
Hotels, Restaurants & Leisure	1.53%
Household Durables	2.07%
Insurance	2.72%
Internet & Direct Marketing Retail	1.65%
IT Services	1.24%
Media	5.60%
Multi-Utilities	1.65%
Oil, Gas & Consumable Fuels	7.95%
Pharmaceuticals	9.51%
Semiconductors & Semiconductor Equipment	0.97%
Specialty Retail	1.57%
Technology Hardware, Storage & Peripherals	1.79%
Tobacco	2.52%
TOTAL COMMON STOCKS	96.51%
PREFERRED STOCKS
Biotechnology	1.05%
Technology Hardware, Storage & Peripherals	0.38%
TOTAL PREFERRED STOCKS	1.43%
SHORT-TERM INVESTMENTS	2.52%
TOTAL INVESTMENTS	100.46%
Liabilities in Excess of Other Assets	(0.46)%
TOTAL NET ASSETS	100.00%
The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC or were otherwise determined by the Advisor to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS — September 30, 2021

Shares		Value
COMMON STOCKS – 96.06%
Argentina – 0.87%
2,415,979	YPF SA Sponsored – ADR(a)	$ 11,258,462
Brazil – 7.07%
2,653,919	Embraer SA Sponsored – ADR(a)	45,116,623
5,694,500	Sendas Distribuidora SA	19,909,706
1,125,300	Telefonica Brasil SA	8,858,580
630,648	Telefonica Brasil SA – ADR	4,893,828
6,051,000	TIM SA(a)	13,055,915
		91,834,652
Chile – 1.40%
2,336,679	Empresa Nacional de Telecomunicaciones SA	9,626,841
102,629,673	Enel Chile SA	4,869,470
1,509,388	Enel Chile SA Sponsored – ADR	3,637,625
		18,133,936
China – 22.63%
2,787,300	Alibaba Group Holding Ltd.(a)	51,603,907
11,775,000	China Education Group Holdings Ltd.	20,310,926
4,432,991	China South Publishing & Media Group Co. Ltd. – Class A	6,160,739
4,900,000	Galaxy Entertainment Group Ltd.(a)	25,142,054
21,333,500	Genertec Universal Medical Group Co. Ltd.(b)	16,678,920
3,599,996	Gree Electric Appliances, Inc. of Zhuhai – Class A	21,543,620
1,926,946	Midea Group Co. Ltd. – Class A	20,765,383
Shares		Value
3,596,500	Ping An Insurance Group Co. of China Ltd. – Class H	$ 24,597,822
11,240,200	Shanghai Pharmaceuticals Holding Co. Ltd. – Class H	21,785,740
15,603,000	TravelSky Technology Ltd. – Class H	30,094,312
1,600,000	Weichai Power Co. Ltd. – Class H	3,311,537
10,402,538	Wens Foodstuffs Group Co. Ltd. – Class A	23,305,638
10,355,400	Wynn Macau Ltd.(a)	8,714,031
645,248	ZTO Express Cayman, Inc. – ADR	19,783,304
		293,797,933
Czech Republic – 0.48%
521,469	O2 Czech Republic AS	6,269,146
Greece – 1.18%
815,182	Hellenic Telecommunications Organization SA	15,301,974
Hong Kong – 4.09%
2,104,000	AIA Group Ltd.	24,205,272
28,461,920	First Pacific Co. Ltd.	10,237,246
10,597,500	Lifestyle International Holdings Ltd.(a)	5,752,137
5,041,200	Luk Fook Holdings International Ltd.	12,913,037
		53,107,692
India – 4.96%
1,087,855	HDFC Bank Ltd.	23,256,445
6,401,487	Indus Towers Ltd.	26,462,122
3,608,486	Zee Entertainment Enterprises Ltd.	14,658,355
		64,376,922

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS — September 30, 2021 (continued)

Shares		Value
Indonesia – 6.06%
96,895,011	Bank Rakyat Indonesia Persero Tbk PT	$ 25,827,053
6,759,412	Gudang Garam Tbk PT	15,322,239
37,711,800	Indofood Sukses Makmur Tbk PT	16,684,247
99,025,715	XL Axiata Tbk PT	20,876,016
		78,709,555
Malaysia – 1.95%
21,002,200	Genting Berhad	25,283,910
Mexico – 8.08%
6,906,858	America Movil SAB de CV	6,109,984
4,076,770	Cemex SAB de CV Sponsored – ADR(a)	29,230,441
30,944,403	Fibra Uno Administracion SA de CV	35,079,768
107,399	Fomento Economico Mexicano SAB de CV – ADR	9,313,641
4,099,700	Macquarie Mexico Real Estate Management SA de CV(b)	4,895,846
13,730,184	PLA Administradora Industrial S de RL de CV	20,074,944
512,122	Urbi Desarrollos Urbanos SAB de CV(a)	229,495
		104,934,119
Panama – 2.15%
644,836	Banco Latinoamericano de Comercio Exterior SA – Class E	11,310,424
203,802	Copa Holdings SA – Class A(a)	16,585,407
		27,895,831
Shares		Value
Philippines – 1.51%
12,309,934	Bank of the Philippine Islands	$ 19,655,835
Russia – 7.04%
1,893,891	Detsky Mir PJSC	3,393,282
175,358	Lukoil PJSC Sponsored – ADR	16,700,991
4,445,561	Mobile TeleSystems PJSC	20,129,575
8,476,466	Sberbank of Russia PJSC	39,685,809
1,571,174	Sistema PJSFC Sponsored – GDR	11,557,392
		91,467,049
South Korea – 11.18%
468,867	KT&G Corp.	32,076,821
110,930	POSCO	30,545,539
671,938	Samsung Electronics Co. Ltd.	41,656,528
636,890	Shinhan Financial Group Co. Ltd.	21,513,881
225,760	SK Hynix, Inc.	19,326,487
		145,119,256
Spain – 0.63%
10,196,879	Prosegur Cash SA(b)	8,220,842
Taiwan – 9.87%
2,031,000	Accton Technology Corp.	19,141,294
267,000	Largan Precision Co. Ltd.	20,802,001
2,738,000	Taiwan Semiconductor Manufacturng Co. Ltd.	56,627,555
1,022,000	Wiwynn Corp.	31,647,049
		128,217,899
Thailand – 3.76%
2,505,800	Bangkok Bank PCL – Class F	8,552,081
1,578,500	Bangkok Bank PCL – NVDR	5,387,286

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS — September 30, 2021 (continued)

Shares		Value
92,422,081	Jasmine Broadband Internet Infrastructure Fund – Class F	$ 27,315,526
2,106,600	Siam Commercial Bank PCL – Class F	7,542,130
		48,797,023
United Kingdom – 1.15%
10,376,419	Vivo Energy Plc(b)	14,959,870
TOTAL COMMON STOCKS (Cost $1,360,429,360)		$1,247,341,906
Shares		Value
PREFERRED STOCKS – 2.73%
Brazil – 1.90%
4,920,700	Petroleo Brasileiro SA, 2.823%(c)	$ 24,604,629
Russia – 0.83%
19,459,575	Surgutneftegas PJSC, 16.675%(c)	10,773,560
TOTAL PREFERRED STOCKS (Cost $32,041,544)		$ 35,378,189

	Shares	Value
SHORT-TERM INVESTMENTS – 1.15%
Money Market Funds — 1.15%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.01%(d)	14,942,030	$ 14,942,030
TOTAL SHORT-TERM INVESTMENTS (Cost $14,942,030)		$ 14,942,030
Total Investments (Cost $1,407,412,934) – 99.94%		$1,297,662,125
Other Assets in Excess of Liabilities – 0.06%		832,352
TOTAL NET ASSETS – 100.00%		$1,298,494,477

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt
GDR Global Depositary Receipt
NVDR Non-Voting Depositary Receipt

(a)	Non-income producing security.
(b)	Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $44,755,478 which represented 3.45% of the net assets of the Fund.
(c)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(d)	The rate shown is the annualized seven day yield as of September 30, 2021.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2021

COMMON STOCKS
Aerospace & Defense	3.47%
Air Freight & Logistics	1.52%
Airlines	1.28%
Banks	11.67%
Beverages	0.72%
Commercial Services & Supplies	0.63%
Communications Equipment	1.47%
Construction Materials	2.25%
Diversified Consumer Services	1.56%
Diversified Financial Services	0.87%
Diversified Telecommunication Services	6.86%
Electric Utilities	0.66%
Electronic Equipment, Instruments & Components	1.60%
Equity Real Estate Investment Trusts	4.62%
Food & Staples Retailing	1.53%
Food Products	3.87%
Health Care Providers & Services	2.97%
Hotels, Restaurants & Leisure	4.56%
Household Durables	3.28%
Insurance	3.75%
Internet & Direct Marketing Retail	3.97%
IT Services	2.32%
Machinery	0.26%
Media	1.60%
Metals & Mining	2.35%
Multiline Retail	0.44%
Oil, Gas & Consumable Fuels	2.15%
Semiconductors & Semiconductor Equipment	5.85%
Specialty Retail	2.41%
Technology Hardware, Storage & Peripherals	5.65%
Tobacco	3.65%
Wireless Telecommunication Services	6.27%
TOTAL COMMON STOCKS	96.06%
PREFERRED STOCKS
Oil, Gas & Consumable Fuels	2.73%
TOTAL PREFERRED STOCKS	2.73%
SHORT-TERM INVESTMENTS	1.15%
TOTAL INVESTMENTS	99.94%
Other Assets in Excess of Liabilities	0.06%
TOTAL NET ASSETS	100.00%
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2021 (continued)

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC or were otherwise determined by the Advisor to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Small Cap Equity Fund
SCHEDULE OF INVESTMENTS — September 30, 2021

Shares		Value
COMMON STOCKS – 95.88%
Austria – 0.92%
236,282	Addiko Bank AG	$ 3,722,283
Belgium – 0.14%
53,601	Ontex Group NV(a)	572,291
Brazil – 6.30%
6,005,740	Embraer SA(a)	25,508,473
Canada – 5.73%
300,490	Cameco Corp.	6,529,648
265,929	Corby Spirit and Wine Ltd.	3,793,887
683,724	Dorel Industries, Inc. – Class B(a)	5,894,731
2,718	E-L Financial Corp. Ltd.	2,006,397
321,037	Sierra Wireless, Inc.(a)	4,976,073
		23,200,736
Chile – 1.30%
111,035,163	Enel Chile SA	5,268,285
China – 2.09%
12,512,900	Boyaa Interactive International Ltd.(a)	779,580
312,769	China Yuchai International Ltd.	4,250,530
9,469,000	Weiqiao Textile Co. – Class H	3,442,322
		8,472,432
France – 5.10%
597,292	Elior Group SA(a),(b)	4,743,976
61,201	Savencia SA	4,452,029
123,079	Societe BIC SA	7,256,740
94,617	Vicat SA	4,206,387
		20,659,132
Germany – 1.01%
52,362	Draegerwerk AG & Co. KGaA	4,070,923
Greece – 0.60%
236,992	Sarantis SA	2,437,735
Hong Kong – 6.01%
4,180,050	APT Satellite Holdings Ltd.	1,234,551
2,059,500	Dickson Concepts International Ltd.	1,079,401
Shares		Value
70,600,000	Emperor Watch & Jewellery Ltd.	$ 1,610,563
19,583,000	First Pacific Co. Ltd.	7,043,657
8,127,000	PAX Global Technology Ltd.	10,200,210
20,492,000	Pico Far East Holdings Ltd.	3,178,607
		24,346,989
Hungary – 2.17%
6,437,565	Magyar Telekom Telecommunications Plc	8,786,920
Ireland – 5.76%
3,218,376	AIB Group Plc(a)	8,760,306
500,253	Avadel Pharmaceuticals Plc – ADR(a)	4,902,479
3,044,085	C&C Group Plc(a)	9,655,167
		23,317,952
Israel – 1.00%
63,898	Taro Pharmaceutical Industries Ltd.(a)	4,065,830
Italy – 1.89%
148,403	Buzzi Unicem SpA	3,370,876
612,302	Credito Emiliano SpA	4,270,620
		7,641,496
Japan – 20.68%
1,349,900	Concordia Financial Group Ltd.(c)	5,313,911
489,700	Fuji Media Holdings, Inc.	5,182,014
27,000	Fukuda Denshi Co. Ltd.	2,359,544
160,500	Futaba Corp.	1,134,986
1,875,100	Hachijuni Bank Ltd.	6,679,174
1,406,600	Hyakugo Bank Ltd.	4,089,463
373,600	Japan Petroleum Exploration Co. Ltd.	6,994,787
91,100	Kaken Pharmaceutical Co. Ltd.	3,748,628
336,100	Kissei Pharmaceutical Co. Ltd.	7,233,553

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Small Cap Equity Fund
SCHEDULE OF INVESTMENTS — September 30, 2021 (continued)

Shares		Value
176,200	Koatsu Gas Kogyo Co. Ltd.	$ 1,201,186
1,111,444	Komori Corp.	8,677,527
542,700	Kyushu Financial Group, Inc.	1,943,486
240,500	Mitsubishi Shokuhin Co. Ltd.	6,271,751
187,300	Nichiban Co. Ltd.	3,081,368
197,000	Oita Bank Ltd.	3,319,107
126,700	Sankyo Co. Ltd.	3,149,708
226,600	Tachi-S Co. Ltd.	2,568,367
110,500	Taisho Pharmaceutical Holdings Co. Ltd.	6,440,901
197,900	Yodogawa Steel Works Ltd.(c)	4,314,457
		83,703,918
Malaysia – 1.39%
4,663,800	Genting Berhad	5,614,607
Mexico – 6.97%
357,715	Cemex SAB de CV Sponsored – ADR(a)	2,564,816
24,958,198	Consorcio ARA SAB de CV	5,199,247
279,501,983	Desarrolladora Homex SAB de CV(a),(d)	934,314
11,461,007	Fibra Uno Administracion SA de CV	12,992,639
5,145,255	Macquarie Mexico Real Estate Management SA de CV(b)	6,144,444
806,929	Urbi Desarrollos Urbanos SAB de CV(a),(d)	361,606
		28,197,066
Panama – 1.70%
391,129	Banco Latinoamericano de Comercio Exterior SA – Class E	6,860,403
Philippines – 0.47%
1,314,612	First Philippines Holdings Corp.	1,921,277
Shares		Value
Slovenia – 2.14%
474,148	Nova Ljubljanska Banka – GDR(b)	$ 8,018,748
38,576	Nova Ljubljanska Banka dd Registered – GDR	652,394
		8,671,142
South Korea – 3.10%
102,650	Binggrae Co. Ltd.	4,880,376
12,624	Lotte Confectionery Co. Ltd.	1,342,010
6,429	Namyang Dairy Products Co. Ltd.	2,326,712
49,142	Samchully Co. Ltd.	4,017,690
		12,566,788
Spain – 4.97%
1,141,650	Atresmedia Corp de Medios de Comunicacion SA(a)	4,903,571
460,824	Bankinter SA(c)	2,696,346
910,066	CaixaBank SA	2,822,139
1,355,921	Lar Espana Real Estate Socimi SA	8,434,289
637,445	Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	1,257,469
		20,113,814
Turkey – 1.04%
1,949,432	Ulker Biskuvi Sanayi AS	4,191,290
United Kingdom – 13.40%
1,340,972	Balfour Beatty Plc	4,869,201
2,212,384	De La Rue Plc(a)	5,484,978
3,058,281	J Sainsbury Plc	11,721,726
1,060,472	LSL Property Services Plc	6,229,917
2,181,474	Marks & Spencer Group Plc(a)	5,354,695
12,083,967	Mitie Group Plc(a)	11,560,176
2,714,323	Premier Foods Plc	4,264,387
1,083,829	Yellow Cake Plc(a),(b)	4,775,348
		54,260,428
TOTAL COMMON STOCKS (Cost $358,507,655)		$388,172,210

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Small Cap Equity Fund
SCHEDULE OF INVESTMENTS — September 30, 2021 (continued)

Shares		Value
PREFERRED STOCKS – 1.54%
Germany – 1.54%
76,013	Draegerwerk AG & Co. KGaA, 0.28%(e)	$ 6,229,514
TOTAL PREFERRED STOCKS (Cost $4,889,447)		$ 6,229,514
INVESTMENT COMPANIES – 0.61%
Canada – 0.61%
221,306	Sprott Physical Uranium Trust(a)	$ 2,481,087
TOTAL INVESTMENT COMPANIES (Cost $2,053,750)		$ 2,481,087
	Shares	Value
SHORT-TERM INVESTMENTS – 1.54%
Money Market Funds — 1.54%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.01%(f)	6,218,660	$ 6,218,660
TOTAL SHORT-TERM INVESTMENTS (Cost $6,218,660)		$ 6,218,660
Total Investments (Cost $371,669,512) – 99.57%		$403,101,471
Other Assets in Excess of Liabilities – 0.43%		1,732,458
TOTAL NET ASSETS – 100.00%		$404,833,929

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt
GDR Global Depositary Receipt

(a)	Non-income producing security.
(b)	Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $23,682,516 which represented 5.85% of the net assets of the Fund.
(c)	All or a portion of this security is on loan. See Note 2 in the Notes to Financial Statements.
(d)	Affiliated issuer. See Note 8 in the Notes to Financial Statements.
(e)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(f)	The rate shown is the annualized seven day yield as of September 30, 2021.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Small Cap Equity Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2021

COMMON STOCKS
Aerospace & Defense	6.30%
Auto Components	0.63%
Banks	12.92%
Beverages	3.33%
Chemicals	0.30%
Commercial Services & Supplies	6.76%
Communications Equipment	1.23%
Construction & Engineering	1.20%
Construction Materials	2.50%
Diversified Financial Services	1.70%
Diversified Telecommunication Services	2.47%
Electric Utilities	1.77%
Electrical Equipment	0.28%
Electronic Equipment, Instruments & Components	2.52%
Entertainment	0.19%
Equity Real Estate Investment Trusts	6.81%
Food & Staples Retailing	4.45%
Food Products	7.04%
Gas Utilities	0.99%
Health Care Equipment & Supplies	1.59%
Hotels, Restaurants & Leisure	2.56%
Household Durables	3.07%
Insurance	0.80%
Leisure Products	0.78%
Machinery	3.19%
Media	3.27%
Metals & Mining	1.07%
Multiline Retail	1.32%
Oil, Gas & Consumable Fuels	3.34%
Personal Products	0.74%
Pharmaceuticals	6.52%
Real Estate Management & Development	1.54%
Specialty Retail	0.67%
Textiles, Apparel & Luxury Goods	0.85%
Trading Companies & Distributors	1.18%
TOTAL COMMON STOCKS	95.88%
PREFERRED STOCKS
Health Care Equipment & Supplies	1.54%
TOTAL PREFERRED STOCKS	1.54%
INVESTMENT COMPANIES
Financial	0.61%
TOTAL INVESTMENT COMPANIES	0.61%
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Small Cap Equity Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2021 (continued)

SHORT-TERM INVESTMENTS	1.54%
TOTAL INVESTMENTS	99.57%
Other Assets in Excess of Liabilities	0.43%
TOTAL NET ASSETS	100.00%
The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC or were otherwise determined by the Advisor to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Small Cap Value Fund
SCHEDULE OF INVESTMENTS — September 30, 2021

Shares		Value
COMMON STOCKS – 89.53%
Aerospace & Defense – 11.39%
4,268	Embraer SA Sponsored – ADR(a)	$ 72,556
680	Moog, Inc. – Class A	51,836
649	National Presto Industries, Inc.	53,270
4,739	Park Aerospace Corp.	64,830
		242,492
Banks – 2.79%
575	ACNB Corp.	16,100
492	Eagle Bancorp Montana, Inc.	11,006
892	National Bankshares, Inc.	32,389
		59,495
Biotechnology – 6.87%
1,376	Eagle Pharmaceuticals, Inc.(a)	76,753
11,508	PDL BioPharma, Inc.(a),(b)	28,425
223	United Therapeutics Corp.(a)	41,161
		146,339
Communications Equipment – 4.82%
2,258	NETGEAR, Inc.(a)	72,053
1,972	Sierra Wireless, Inc.(a)	30,566
		102,619
Construction & Engineering – 2.64%
10,334	Orion Group Holdings, Inc.(a)	56,217
Electric Utilities – 1.00%
357	ALLETE, Inc.	21,249
Electronic Equipment, Instruments & Components – 3.05%
3,568	Arlo Technologies, Inc.(a)	22,871
1,139	Avnet, Inc.	42,109
		64,980
Energy Equipment & Services – 4.77%
2,254	Dril-Quip, Inc.(a)	56,756
1,331	Halliburton Co.	28,776
586	Helmerich & Payne, Inc.	16,062
		101,594
Equity Real Estate Investment Trusts – 3.01%
2,467	Equity Commonwealth	64,093
Shares		Value
Food & Staples Retailing – 1.51%
486	Ingles Markets, Inc. – Class A	$ 32,091
Food Products – 1.56%
919	Cal-Maine Foods, Inc.	33,231
Health Care Equipment & Supplies – 4.58%
1,416	Invacare Corp.(a)	6,740
1,508	LENSAR, Inc.(a)	11,868
625	Utah Medical Products, Inc.	58,025
738	Varex Imaging Corp.(a)	20,812
		97,445
Health Care Providers & Services – 4.07%
1,129	MEDNAX, Inc.(a)	32,097
560	Premier, Inc. – Class A	21,706
927	Triple-S Management Corp. – Class B(a)	32,788
		86,591
Household Durables – 3.13%
2,397	Dorel Industries, Inc. – Class B(a)	20,666
1,784	Taylor Morrison Home Corp.(a)	45,991
		66,657
Insurance – 7.07%
323	American National Group, Inc.	61,057
3,598	Crawford & Co. – Class A	32,274
272	National Western Life Group, Inc. – Class A	57,280
		150,611
IT Services – 0.52%
658	SolarWinds Corp.	11,000
Machinery – 6.48%
5,904	Graham Corp.	73,209
1,007	Hurco Companies, Inc.	32,486
2,090	L.B. Foster Co. – Class A(a)	32,374
		138,069
Multi-Utilities – 0.99%
540	Avista Corp.	21,125
Oil, Gas & Consumable Fuels – 6.86%
1,665	Chesapeake Energy Corp.	102,547
1,295	World Fuel Services Corp.	43,538
		146,085

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Small Cap Value Fund
SCHEDULE OF INVESTMENTS — September 30, 2021 (continued)

Shares		Value
Personal Products – 3.55%
2,085	Edgewell Personal Care Co.	$ 75,685
Pharmaceuticals – 5.69%
2,206	Avadel Pharmaceuticals Plc – ADR(a)	21,619
2,021	Phibro Animal Health Corp. – Class A	43,532
999	Prestige Consumer Healthcare, Inc.(a)	56,054
		121,205
Professional Services – 2.04%
2,750	Resources Connection, Inc.	43,395
Software – 0.38%
657	N-Able, Inc.(a)	8,153
Shares		Value
Thrifts & Mortgage Finance – 0.76%
638	Territorial Bancorp, Inc.	$ 16,192
TOTAL COMMON STOCKS (Cost $1,642,545)		$1,906,613
INVESTMENT COMPANIES – 1.75%
Financial – 1.75%
3,328	Sprott Physical Uranium Trust	$ 37,311
TOTAL INVESTMENT COMPANIES (Cost $30,515)		$ 37,311

	Principal Amount	Value
CORPORATE BONDS – 0.62%
Multi-Utilities – 0.62%
Avista Corp. 5.125%, 4/1/2022	$ 13,000	$ 13,300
TOTAL CORPORATE BONDS (Cost $13,308)		$ 13,300

	Shares	Value
SHORT-TERM INVESTMENTS – 10.14%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.010%(c)	215,828	$ 215,828
TOTAL SHORT-TERM INVESTMENTS (Cost $215,829)		$ 215,828
Total Investments (Cost $1,902,197) – 102.04%		$ 2,173,052
Liabilities in Excess of Other Assets – (2.04)%		(43,521)
TOTAL NET ASSETS – 100.00%		$ 2,129,531

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. This security represents $28,425 or 1.33% of the Fund’s net assets and is classified as a Level 3 security. See Note 2 in the Notes to Financial Statements.
(c)	The rate shown is the annualized seven day yield as of September 30, 2021.
The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC or were otherwise determined by the Advisor to be appropriate.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Small Cap Value Fund
SCHEDULE OF INVESTMENTS BY COUNTRY — September 30, 2021

COMMON STOCKS
Brazil	3.41%
Canada	2.41%
Ireland	1.02%
United States	82.69%
TOTAL COMMON STOCKS	89.53%
CORPORATE BONDS
United States	0.62%
TOTAL CORPORATE BONDS	0.62%
INVESTMENT COMPANIES
Canada	1.75%
TOTAL INVESTMENT COMPANIES	1.75%
SHORT-TERM INVESTMENTS	10.14%
TOTAL INVESTMENTS	102.04%
Liabilities in Excess of Other Assets	(2.04)%
TOTAL NET ASSETS	100.00%
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund
SCHEDULE OF INVESTMENTS — September 30, 2021

	Shares	Value
COMMON STOCKS – 0.00%
Household Durables – 0.00%
Urbi Desarrollos Urbanos SAB de CV (a)	1,564	$ 701
TOTAL COMMON STOCKS (Cost $292,050)		$ 701

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 5.59%
Federal Home Loan Mortgage Corporation – 1.84%
Pool A9-3505 4.500%, 8/1/2040	$ 52,195	$ 58,328
Pool G0-6018 6.500%, 4/1/2039	16,832	19,446
Pool G1-8578 3.000%, 12/1/2030	722,938	762,780
Pool SD-8001 3.500%, 7/1/2049	261,292	276,147
Pool SD-8003 4.000%, 7/1/2049	318,367	340,827
		1,457,528
Federal National Mortgage Association – 3.75%
Pool 934124 5.500%, 7/1/2038	37,795	44,029
Pool AL9865 3.000%, 2/1/2047	829,672	877,756
Pool AS6201 3.500%, 11/1/2045	266,616	285,914
Pool BJ2553 3.500%, 12/1/2047	254,378	270,951
Pool BN6683 3.500%, 6/1/2049	509,680	539,081
Pool CA1624 3.000%, 4/1/2033	546,734	579,233
Pool MA0918 4.000%, 12/1/2041	119,743	131,828
Pool MA3687 4.000%, 6/1/2049	222,092	237,725
		2,966,517
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $4,180,565)		$ 4,424,045
OTHER MORTGAGE RELATED SECURITIES – 0.00%
Collateralized Mortgage Obligations – 0.00%
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14 2.919%, 10/25/2036(b)	$ 505	$ 487
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $497)		$ 487
US GOVERNMENTS – 56.63%
Sovereign – 56.63%
United States Treasury Note
2.375%, 8/15/2024	$ 6,360,000	$ 6,701,602
2.250%, 2/15/2027	10,075,000	10,701,539
2.375%, 5/15/2029	15,900,000	17,067,656

United States Treasury Bond
4.750%, 2/15/2037	5,775,000	8,150,194
3.500%, 2/15/2039	1,750,000	2,181,758
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund
SCHEDULE OF INVESTMENTS — September 30, 2021 (continued)

	Principal Amount	Value

TOTAL US GOVERNMENTS (Cost $43,148,147)		$ 44,802,749
CORPORATE BONDS – 33.46%
Automobiles – 0.93%
Ford Motor Credit Co. LLC
3.350%, 11/1/2022	$ 370,000	$ 376,516
3.375%, 11/13/2025	350,000	359,625

		736,141
Banks – 5.08%
Fifth Third Bancorp 8.250%, 3/1/2038	175,000	290,227
Goldman Sachs Group, Inc. 3.800% (U.S. Treasury Yield Curve Rate CMT 5Y + 2.969%), Perpetual(c)	585,000	598,894
JPMorgan Chase & Co. 3.598% (3M LIBOR + 3.470%), Perpetual(c)	1,317,000	1,324,207
USB Capital IX 3.500% (3M LIBOR + 1.020%, minimum of 3.500%), Perpetual(c)	1,830,000	1,805,417
		4,018,745
Commercial Services & Supplies – 3.02%
Iron Mountain, Inc. 4.875%, 9/15/2027(d)	645,000	669,626
Prime Security Services Borrower LLC
5.750%, 4/15/2026(d)	715,000	773,459
6.250%, 1/15/2028(d)	915,000	945,909

		2,388,994
Consumer Products – 3.14%
Avon Products, Inc. 6.500%, 3/15/2023	1,625,000	1,719,266
Travel + Leisure Co. 6.625%, 7/31/2026(d)	670,000	762,976
		2,482,242
Containers & Packaging – 0.58%
Sealed Air Corp. 4.000%, 12/1/2027(d)	430,000	457,907
Electric Utilities – 0.72%
Commonwealth Edison Co. 5.900%, 3/15/2036	175,000	244,493
FirstEnergy Corp. 7.375%, 11/15/2031	240,000	327,854
		572,347
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund
SCHEDULE OF INVESTMENTS — September 30, 2021 (continued)

	Principal Amount	Value
Equipment – 0.02%
Continental Airlines Pass Through Trust Series 2007-1 5.983%, 4/19/2022	$ 14,355	$ 14,542
Food, Beverage & Tobacco – 1.13%
Pilgrim's Pride Corp.
5.875%, 9/30/2027(d)	210,000	223,283
4.250%, 4/15/2031(d)	625,000	671,562

		894,845
Health Care Facilities & Services – 1.35%
Tenet Healthcare Corp. 4.875%, 1/1/2026(d)	1,030,000	1,065,968
Homebuilders – 2.49%
PulteGroup, Inc. 5.500%, 3/1/2026	980,000	1,135,879
Toll Brothers Finance Corp. 4.875%, 11/15/2025	745,000	834,400
		1,970,279
Media – 0.88%
Charter Communications Operating LLC 4.908%, 7/23/2025	295,000	331,764
Netflix, Inc. 4.375%, 11/15/2026	330,000	368,775
		700,539
Oil, Gas & Consumable Fuels – 6.56%
BP Capital Markets Plc 3.506%, 3/17/2025	810,000	876,933
Continental Resources, Inc.
4.500%, 4/15/2023	355,000	367,869
4.375%, 1/15/2028	215,000	237,844

Exxon Mobil Corp. 2.397%, 3/6/2022	945,000	950,349
Kinder Morgan, Inc. 4.300%, 6/1/2025	1,054,000	1,164,031
Occidental Petroleum Corp. 3.500%, 6/15/2025	555,000	576,867
Range Resources Corp. 4.875%, 5/15/2025	960,000	1,013,568
		5,187,461
Technology – 3.57%
Microsoft Corp. 2.400%, 2/6/2022	1,000,000	1,005,589
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund
SCHEDULE OF INVESTMENTS — September 30, 2021 (continued)

	Principal Amount	Value
MicroStrategy, Inc. 0.000%, 2/15/2027(d),(e)	$ 640,000	$ 471,156
VMware, Inc.
4.500%, 5/15/2025	215,000	239,472
3.900%, 8/21/2027	995,000	1,108,788

		2,825,005
Telecommunications – 3.80%
AT&T, Inc. 3.000%, 6/30/2022	1,630,000	1,654,511
Sprint Spectrum Co. LLC 5.152%, 3/20/2028(d)	415,000	474,138
Telecom Italia Capital SA 6.375%, 11/15/2033	480,000	558,576
T-Mobile USA, Inc. 4.750%, 2/1/2028	300,000	318,750
		3,005,975
Transportation & Logistics – 0.19%
Allison Transmission, Inc. 4.750%, 10/1/2027(d)	145,000	150,800
TOTAL CORPORATE BONDS (Cost $24,847,881)		$ 26,471,790
ASSET BACKED SECURITIES – 1.67%
Student Loan – 1.67%
SLM Private Credit Student Loan Trust Series 2007-A, 0.356%, (3M LIBOR + 0.240%), 12/16/2041(c)	$ 201,144	$ 198,446
SLM Private Credit Student Loan Trust Series 2004-B, 0.546%, (3M LIBOR + 0.430%), 9/15/2033(c)	300,000	296,313
SLM Private Credit Student Loan Trust Series 2005-A, 0.426%, (3M LIBOR + 0.310%), 12/15/2038(c)	324,989	320,284
SLM Private Credit Student Loan Trust Series 2006-A, 0.406%, (3M LIBOR + 0.290%), 6/15/2039(c)	519,427	510,443
TOTAL ASSET BACKED SECURITIES (Cost $1,245,959)		$ 1,325,486
FOREIGN ISSUER BONDS – 0.26%
Telecommunications – 0.26%
SoftBank Group Corp., 4.750%, 9/19/2024	$ 200,000	$ 205,811
TOTAL FOREIGN ISSUER BONDS (Cost $207,762)		$ 205,811

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund
SCHEDULE OF INVESTMENTS — September 30, 2021 (continued)

	Shares	Value
SHORT-TERM INVESTMENTS – 4.80%
Money Market Funds – 4.80%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.01%(f)	3,794,442	$ 3,794,442
TOTAL SHORT-TERM INVESTMENTS (Cost $3,794,442)		$ 3,794,442
Total Investments (Cost $77,717,303) – 102.41%		$81,025,511
Liabilities in Excess of Other Assets – (2.41)%		(1,909,080)
Total Net Assets – 100.00%		$79,116,431

Percentages are stated as a percent of net assets.

LIBOR London Interbank Offered Rate

(a)	Non-income producing security.
(b)	Variable rate security. The coupon is based on an underlying pool of loans.
(c)	Variable rate security. The coupon is based on a reference index and spread index.
(d)	Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $6,666,784 which represented 8.43% of the net assets of the Fund.
(e)	Zero coupon bond.
(f)	The rate shown is the annualized seven day yield as of September 30, 2021.
The industry classifications represented in the Schedule of Investments are in accordance with Bloomberg Industry Classification Standards (BICS) or were otherwise determined by the Advisor to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

(This Page Intentionally Left Blank)

Brandes Investment Trust
STATEMENTS OF ASSETS AND LIABILITIES — September 30, 2021

	Brandes International Equity Fund	Brandes Global Equity Fund
ASSETS
Investment in securities, at value(1), (2)
Unaffiliated issuers	$660,696,327	$47,433,999
Affiliated issuers	—	—
Foreign Currency(1)	373,993	11,504
Receivables:
Securities sold	1,189,158	—
Fund shares sold	379,129	—
Dividends and interest	2,293,851	99,624
Tax reclaims	1,522,069	43,175
Securities lending	6,169	326
Receivable from service providers	16,987	849
Prepaid expenses and other assets	35,889	33,346
Due from Advisor	—	—
Total Assets	666,513,572	47,622,823
LIABILITIES
Payables:
Securities purchased	6,454,407	141,444
Fund shares redeemed	1,294,993	147,695
12b-1 Fee	13,605	731
Trustee Fees	17,806	1,269
Custodian Fee	13,002	1,166
Foreign capital gains taxes	—	—
Dividends payable	59,033	1,456
Accrued expenses	189,882	88,709
Due to Advisor	386,821	25,872
Total Liabilities	8,429,549	408,342
NET ASSETS	$658,084,023	$47,214,481
COMPONENTS OF NET ASSETS
Paid in Capital	$751,775,768	$37,517,803
Total distributable earnings (loss)	(93,691,745)	9,696,678
Total Net Assets	$658,084,023	$47,214,481
Net asset value, offering price and redemption proceeds per share
Class A Shares
Net Assets	$ 38,232,483	$ 824,098
Shares outstanding (unlimited shares authorized without par value)	2,109,773	31,060
Offering and redemption price	$ 18.12	$ 26.53
Maximum offering price per share*	$ 19.23	$ 28.15
Class C Shares
Net Assets	$ 8,826,454	$ 899,546
Shares outstanding (unlimited shares authorized without par value)	496,373	34,266
Offering and redemption price	$ 17.78	$ 26.25
Class I Shares
Net Assets	$552,182,798	$45,490,837
Shares outstanding (unlimited shares authorized without par value)	30,315,510	1,698,581
Offering and redemption price	$ 18.21	$ 26.78
Class R6 Shares
Net Assets	$ 58,842,288	$ N/A
Shares outstanding (unlimited shares authorized without par value)	3,211,309	N/A
Offering and redemption price	$ 18.32	$ N/A
(1)Cost of:
Investments in securities
Unaffiliated issuers	$683,425,758	$38,967,311
Affiliated issuers	—	—
Foreign currency	373,993	11,504
(2)Market value of securities loaned of:	$ 10,852,067	$1,459,724

*	Includes a sales load of 5.75% for the International, Global, Emerging Markets, International Small Cap, and Small Cap Value Funds and 3.75% for the Core Plus Fund. (see Note 7 of the Notes to Financial Statements)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENTS OF ASSETS AND LIABILITIES — September 30, 2021  (continued)

Brandes Emerging Markets Value Fund	Brandes International Small Cap Equity Fund	Brandes Small Cap Value Fund	Brandes Core Plus Fixed Income Fund

$1,297,662,125	$ 401,805,551	$2,173,052	$81,025,511
—	1,295,920	—	—
69,393	33,526	—	—

15,379,890	4,193,825	2,177	—
890,317	146,898	—	3,090
1,997,310	1,055,196	1,727	473,748
183,657	352,498	—	—
—	560	—	—
34,161	8,476	12	1,873
59,071	45,282	18,328	24,053
—	—	4,309	—
1,316,275,924	408,937,732	2,199,605	81,528,275

7,267,861	1,525,104	29,622	2,244,988
4,424,221	1,956,805	174	38,142
51,745	17,679	143	208
34,909	11,053	69	2,143
37,442	11,329	558	600
3,960,746	—	—	—
639,533	1,810	1	—
336,480	253,439	39,507	122,398
1,028,510	326,584	—	3,365
17,781,447	4,103,803	70,074	2,411,844
$1,298,494,477	$ 404,833,929	$2,129,531	$79,116,431

$1,534,384,976	$ 531,263,765	$1,819,591	$77,341,187
(235,890,499)	(126,429,836)	309,940	1,775,244
$1,298,494,477	$ 404,833,929	$2,129,531	$79,116,431

$ 216,221,077	$ 68,002,373	$ 510,132	$ 1,003,896
24,980,158	4,853,710	38,589	107,372
$ 8.66	$ 14.01	$ 13.22	$ 9.35
$ 9.19	$ 14.86	$ 14.03	$ 9.71

$ 10,331,294	$ 5,322,866	$ N/A	$ N/A
1,202,853	394,459	N/A	N/A
$ 8.59	$ 13.49	$ N/A	$ N/A

$1,003,836,647	$ 318,004,709	$1,619,243	$78,112,432
115,254,129	22,564,820	121,423	8,284,708
$ 8.71	$ 14.09	$ 13.34	$ 9.43

$ 68,105,459	$ 13,503,981	$ 156	$ 103
7,772,271	955,087	12	11
$ 8.76	$ 14.14	$ 12.53	$ 9.43

$1,407,412,934	$ 340,786,638	$1,902,197	$77,717,303
—	30,882,874	—	—
70,437	33,287	—	—
$ —	$ 5,110,655	$ —	$—
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENTS OF OPERATIONS — For the Year Ended September 30, 2021

	Brandes International Equity Fund	Brandes Global Equity Fund
INVESTMENT INCOME
Income
Dividend income
Unaffiliated issuers	$ 26,149,164	$ 1,498,825
Non Cash Dividends	—	—
Less: Foreign taxes withheld	(1,644,362)	(62,551)
Interest income	—	—
Income from securities lending	202,923	5,726
Total Income	24,707,725	1,442,000
Expenses
Advisory fees (Note 3)	4,522,555	327,750
Custody fees	69,329	4,646
Administration fees (Note 3)	138,898	20,609
Insurance expense	18,743	1,198
Legal fees	38,633	2,642
Printing fees	36,895	4,321
Miscellaneous	41,120	5,703
Registration expense	68,504	46,023
Trustees fees	65,776	4,464
Transfer agent fees	126,910	8,621
12b-1 Fees – Class A	76,143	1,821
12b-1 Fees – Class C	67,855	6,528
Shareholder Service Fees – Class C	22,618	2,176
Sub-Transfer Agency Fees – Class I	253,642	19,685
Auditing fees	40,258	43,313
Total expenses	5,587,879	499,500
Expenses waived by Advisor	(311,474)	(78,902)
Expenses recouped	—	3,166
Expenses waived by Service Providers	(67,623)	(3,394)
Total net expenses	5,208,782	420,370
Net investment income	19,498,943	1,021,630
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Unaffiliated investments	(474,713)	1,871,263
Affiliated investments	—	—
Foreign currency transactions	(131,250)	(4,557)
Net realized gain (loss)	(605,963)	1,866,706
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (net of increase in estimated foreign capital gains taxes of $3,797,746 for the Emerging Markets Fund)	154,701,750	9,678,417
Affiliated investments	—	—
Foreign currency transactions	(29,853)	(3,044)
Net change in unrealized appreciation (depreciation)	154,671,897	9,675,373
Net realized and unrealized gain (loss) on investments and foreign currency transactions	154,065,934	11,542,079
Net increase (decrease) in net assets resulting from operations	$173,564,877	$12,563,709
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENTS OF OPERATIONS — For the Year Ended September 30, 2021  (continued)

Brandes Emerging Markets Value Fund	Brandes International Small Cap Equity Fund	Brandes Small Cap Value Fund	Brandes Core Plus Fixed Income Fund

$ 50,303,265	$ 10,206,130	$ 24,730	$ 247
—	—	3,038	—
(6,750,188)	(977,197)	—	(31)
—	—	411	2,038,588
—	15,382	—	—
43,553,077	9,244,315	28,179	2,038,804

12,402,979	3,713,667	12,689	282,166
204,559	59,037	3,658	2,832
286,829	94,278	12,368	28,967
41,907	12,301	4	3,087
84,627	25,467	206	5,214
99,938	31,680	2,988	13,537
106,975	27,265	4,138	13,617
81,934	50,498	40,584	47,885
141,476	42,780	193	8,809
274,841	82,290	381	16,979
534,078	156,006	831	2,902
89,028	39,045	—	—
29,676	13,015	—	—
504,225	155,312	740	39,730
45,602	44,495	39,185	42,602
14,928,674	4,547,136	117,965	508,327
(56,334)	(8,859)	(100,743)	(216,372)
216,384	14,808	—	—
(136,245)	(33,888)	(48)	(47,829)
14,952,479	4,519,197	17,174	244,126
28,600,598	4,725,118	11,005	1,794,678

3,896,861	23,490,222	217,309	2,224,588
—	(1,198)	—	—
(265,591)	(86,203)	(305)	—
3,631,270	23,402,821	217,004	2,224,588

224,737,828	129,923,590	300,796	(3,279,513)
—	286,344	—	—
73,348	(27,266)	(15)	—
224,811,176	130,182,668	300,781	(3,279,513)
228,442,446	153,585,489	517,785	(1,054,925)
$257,043,044	$158,310,607	$ 528,790	$ 739,753
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENT OF CHANGES IN NET ASSETS

	Brandes International Equity Fund		Brandes Global Equity Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$ 19,498,943	$ 11,973,556	$ 1,021,630	$ 582,146
Net realized gain (loss) on:
Investments	(474,713)	(61,359,277)	1,871,263	982,919
Foreign currency transactions	(131,250)	(151,301)	(4,557)	(7,480)
Net unrealized appreciation (depreciation) on:
Investments	154,701,750	(53,936,184)	9,678,417	(4,789,985)
Foreign currency transactions	(29,853)	130,348	(3,044)	4,758
Net increase (decrease) in net assets resulting from operations	173,564,877	(103,342,858)	12,563,709	(3,227,642)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders
Class A	(867,045)	(633,619)	(24,398)	(23,271)
Class C	(203,047)	(193,760)	(26,196)	(11,406)
Class I	(14,614,616)	(13,239,310)	(1,407,084)	(643,170)
Class R6	(1,576,599)	(1,236,134)	N/A	N/A
Decrease in net assets from distributions	(17,261,307)	(15,302,823)	(1,457,678)	(677,847)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	181,449,754	238,453,291	9,162,908	902,634
Net asset value of shares issued on reinvestment of distributions	16,741,706	14,391,141	1,446,229	670,579
Cost of shares redeemed	(175,603,810)	(358,370,424)	(4,707,060)	(3,533,160)
Net increase (decrease) in net assets from capital share transactions	22,587,650	(105,525,992)	5,902,077	(1,959,947)
Total increase (decrease) in net assets	178,891,220	(224,171,673)	17,008,108	(5,865,436)
NET ASSETS
Beginning of the Period	479,192,803	703,364,476	30,206,373	36,071,809
End of the Period	$ 658,084,023	$ 479,192,803	$47,214,481	$30,206,373
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENT OF CHANGES IN NET ASSETS (continued)

	Brandes Emerging Markets Value Fund		Brandes International Small Cap Equity Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$ 28,600,598	$ 22,914,468	$ 4,725,118	$ 3,010,129
Net realized gain (loss) on:
Investments	3,896,861	(108,076,408)	23,489,024	(45,423,208)
Foreign currency transactions	(265,591)	(910,849)	(86,203)	44,369
Net unrealized appreciation (depreciation) on:
Investments	224,737,828	(154,143,873)	130,209,934	15,180,645
Foreign currency transactions	73,348	10,413	(27,266)	34,389
Net increase (decrease) in net assets resulting from operations	257,043,044	(240,206,249)	158,310,607	(27,153,676)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders
Class A	(2,477,613)	(4,338,344)	(775,482)	(283,816)
Class C	(132,067)	(208,593)	(75,830)	(29,177)
Class I	(12,653,014)	(22,968,401)	(3,791,449)	(2,517,835)
Class R6	(871,639)	(1,065,052)	(159,657)	(119,547)
Decrease in net assets from distributions	(16,134,333)	(28,580,390)	(4,802,418)	(2,950,375)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	362,787,961	506,169,480	66,727,719	97,928,290
Net asset value of shares issued on reinvestment of distributions	15,194,734	26,396,697	4,783,873	2,829,694
Cost of shares redeemed	(379,551,076)	(623,820,599)	(131,748,892)	(244,687,795)
Net increase (decrease) in net assets from capital share transactions	(1,568,381)	(91,254,422)	(60,237,300)	(143,929,811)
Total increase (decrease) in net assets	239,340,330	(360,041,061)	93,270,889	(174,033,862)
NET ASSETS
Beginning of the Period	1,059,154,147	1,419,195,208	311,563,040	485,596,902
End of the Period	$1,298,494,477	$1,059,154,147	$ 404,833,929	$ 311,563,040
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENT OF CHANGES IN NET ASSETS (continued)

	Brandes Small Cap Value Fund		Brandes Core Plus Fixed Income Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$ 11,005	$ 8,325	$ 1,794,678	$ 2,050,242
Net realized gain (loss) on:
Investments	217,309	21,006	2,224,588	(1,658,866)
Foreign currency transactions	(305)	156	—	—
Net unrealized appreciation (depreciation) on:
Investments	300,796	(22,544)	(3,279,513)	4,583,064
Foreign currency transactions	(15)	—	—	—
Net increase (decrease) in net assets resulting from operations	528,790	6,943	739,753	4,974,440
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders
Class A	(1,309)	(95)	(29,720)	(37,997)
Class C	N/A	N/A	N/A	N/A
Class I	(19,384)	(2,749)	(2,138,336)	(1,911,433)
Class R6	(2)	N/A	(4)	(3)
Decrease in net assets from distributions	(20,695)	(2,844)	(2,168,060)	(1,949,433)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,067,659	125,305	19,386,128	12,809,224
Net asset value of shares issued on reinvestment of distributions	20,693	2,844	2,121,069	1,913,508
Cost of shares redeemed	(1,016,511)	(63,782)	(27,773,634)	(17,487,590)
Net increase (decrease) in net assets from capital share transactions	1,071,841	64,367	(6,266,437)	(2,764,858)
Total increase (decrease) in net assets	1,579,936	68,466	(7,694,744)	260,149
NET ASSETS
Beginning of the Period	549,595	481,129	86,811,175	86,551,026
End of the Period	$ 2,129,531	$549,595	$ 79,116,431	$ 86,811,175
The accompanying notes to financial statements are an integral part of this statement.

(This Page Intentionally Left Blank)

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Net asset value, end of period
Brandes International Equity Fund
Class A
9/30/2021	$13.51	0.53	4.54	5.07	(0.46)	$18.12
9/30/2020	$16.02	0.26	(2.40)	(2.14)	(0.37)	$13.51
9/30/2019	$17.71	0.53	(1.59)	(1.06)	(0.63)	$16.02
9/30/2018	$17.48	0.36	0.17	0.53	(0.30)	$17.71
9/30/2017	$15.70	0.29	2.03	2.32	(0.54)	$17.48
Class C
9/30/2021	$13.27	0.43	4.47	4.90	(0.39)	$17.78
9/30/2020	$15.76	0.13	(2.33)	(2.20)	(0.29)	$13.27
9/30/2019	$17.47	0.40	(1.58)	(1.18)	(0.53)	$15.76
9/30/2018	$17.30	0.22	0.18	0.40	(0.23)	$17.47
9/30/2017	$15.58	0.17	2.00	2.17	(0.45)	$17.30
Class I
9/30/2021	$13.57	0.57	4.57	5.14	(0.50)	$18.21
9/30/2020	$16.07	0.27	(2.37)	(2.10)	(0.40)	$13.57
9/30/2019	$17.76	0.56	(1.60)	(1.04)	(0.65)	$16.07
9/30/2018	$17.52	0.40	0.16	0.56	(0.32)	$17.76
9/30/2017	$15.72	0.33	2.04	2.37	(0.57)	$17.52
Class R6
9/30/2021	$13.64	0.57	4.62	5.19	(0.51)	$18.32
9/30/2020	$16.15	0.36	(2.47)	(2.11)	(0.40)	$13.64
9/30/2019	$17.83	0.59	(1.61)	(1.02)	(0.66)	$16.15
9/30/2018	$17.56	0.42	0.18	0.60	(0.33)	$17.83
9/30/2017	$15.74	0.35	2.04	2.39	(0.57)	$17.56

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Includes expenses not covered by the Trust’s expense limitation agreement.
(5)	As of June 30, 2019, the expense cap for the class changed from 1.00% to 0.85%.
(6)	As of June 30, 2019, the expense cap for the class changed from 0.82% to 0.75%.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

37.55%	$ 38.2	1.10%	3.03%	1.11%	3.02%	30.41%
(13.42)%	$ 22.1	1.13%	1.80%	1.14%	1.79%	23.20%
(5.98)%	$ 32.0	1.16%	3.21%	1.16%	3.21%	14.43%
3.02%	$ 34.9	1.16%	2.00%	1.16%	2.00%	20.37%
15.07%	$ 31.5	1.18% (4)	1.77%	1.18% (4)	1.77%	33.82%

36.90%	$ 8.8	1.54%	2.51%	1.56%	2.49%	30.41%
(14.06)%	$ 7.6	1.88%	1.01%	1.89%	1.00%	23.20%
(6.73)%	$ 13.1	1.91%	2.46%	1.91%	2.46%	14.43%
2.31%	$ 18.3	1.91%	1.25%	1.91%	1.25%	20.37%
14.19%	$ 17.9	1.93% (4)	1.01%	1.93% (4)	1.01%	33.82%

37.87%	$552.2	0.85%	3.25%	0.91%	3.19%	30.41%
(13.13)%	$401.7	0.85%	2.03%	0.94%	1.94%	23.20%
(5.82)%	$622.4	0.94% (5)	3.43%	0.96% (5)	3.41%	14.43%
3.23%	$664.7	0.96%	2.20%	0.96%	2.20%	20.37%
15.33%	$523.1	0.98% (4)	1.96%	0.98% (4)	1.96%	33.82%

38.03%	$ 58.8	0.75%	3.28%	0.86%	3.17%	30.41%
(13.08)%	$ 47.8	0.75%	2.35%	0.89%	2.21%	23.20%
(5.69)%	$ 35.9	0.80% (6)	3.57%	0.91% (6)	3.46%	14.43%
3.44%	$ 24.6	0.82%	2.34%	0.91%	2.25%	20.37%
15.48%	$ 38.5	0.83% (4)	2.12%	0.93% (4)	2.02%	33.82%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Global Equity Fund
Class A
9/30/2021	$19.30	0.55	7.54	8.09	(0.56)	(0.30)
9/30/2020	$21.75	0.28	(2.33)	(2.05)	(0.40)	—
9/30/2019	$24.61	0.47	(1.80)	(1.33)	(0.48)	(1.05)
9/30/2018	$24.42	0.43	0.69	1.12	(0.42)	(0.51)
9/30/2017	$21.21	0.34	3.28	3.62	(0.41)	—
Class C
9/30/2021	$19.16	0.37	7.47	7.84	(0.45)	(0.30)
9/30/2020	$21.60	0.17	(2.35)	(2.18)	(0.26)	—
9/30/2019	$24.45	0.30	(1.78)	(1.48)	(0.32)	(1.05)
9/30/2018	$24.28	0.24	0.69	0.93	(0.25)	(0.51)
9/30/2017	$21.09	0.18	3.25	3.43	(0.24)	—
Class I
9/30/2021	$19.46	0.64	7.59	8.23	(0.61)	(0.30)
9/30/2020	$21.91	0.38	(2.39)	(2.01)	(0.44)	—
9/30/2019	$24.77	0.53	(1.81)	(1.28)	(0.53)	(1.05)
9/30/2018	$24.57	0.49	0.70	1.19	(0.48)	(0.51)
9/30/2017	$21.33	0.41	3.30	3.71	(0.47)	—

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Includes expenses not covered by the Trust’s expense limitation agreement.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

$26.53	42.30%	$ 0.8	1.25%	2.21%	1.41%	2.05%	20.46%
$19.30	(9.41)%	$ 0.9	1.25%	1.56%	1.58%	1.23%	17.16%
$21.75	(5.22)%	$ 1.5	1.25%	2.11%	1.56%	1.81%	12.11%
$24.61	4.68%	$ 3.4	1.25%	1.72%	1.40%	1.57%	8.89%
$24.42	17.20%	$ 5.8	1.26% (4)	1.52%	1.45% (4)	1.33%	17.42%

$26.25	41.21%	$ 0.9	2.00%	1.50%	1.78%	1.72%	20.46%
$19.16	(10.08)%	$ 0.7	2.00%	0.84%	2.32%	0.52%	17.16%
$21.60	(5.91)%	$ 1.2	2.00%	1.37%	2.32%	1.05%	12.11%
$24.45	3.88%	$ 1.6	2.00%	0.97%	2.15%	0.82%	8.89%
$24.28	16.31%	$ 1.7	2.01% (4)	0.77%	2.21% (4)	0.57%	17.42%

$26.78	42.67%	$45.5	1.00%	2.52%	1.20%	2.32%	20.46%
$19.46	(9.18)%	$28.6	1.00%	1.83%	1.36%	1.47%	17.16%
$21.91	(4.98)%	$33.4	1.00%	2.37%	1.36%	2.00%	12.11%
$24.77	4.95%	$62.6	1.00%	1.97%	1.20%	1.77%	8.89%
$24.57	17.48%	$61.7	1.01% (4)	1.77%	1.26% (4)	1.52%	17.42%
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Net asset value, end of period
Brandes Emerging Markets Value Fund
Class A
9/30/2021	$7.04	0.18	1.54	1.72	(0.10)	$8.66
9/30/2020	$8.57	0.13	(1.49)	(1.36)	(0.17)	$7.04
9/30/2019	$8.46	0.19	0.07	0.26	(0.15)	$8.57
9/30/2018	$9.47	0.15	(1.01)	(0.86)	(0.15)	$8.46
9/30/2017	$7.91	0.10	1.60	1.70	(0.14)	$9.47
Class C
9/30/2021	$7.01	0.14	1.55	1.69	(0.11)	$8.59
9/30/2020	$8.53	0.07	(1.48)	(1.41)	(0.11)	$7.01
9/30/2019	$8.44	0.13	0.06	0.19	(0.10)	$8.53
9/30/2018	$9.43	0.08	(0.99)	(0.91)	(0.08)	$8.44
9/30/2017	$7.86	0.05	1.58	1.63	(0.06)	$9.43
Class I
9/30/2021	$7.07	0.20	1.55	1.75	(0.11)	$8.71
9/30/2020	$8.62	0.14	(1.50)	(1.36)	(0.19)	$7.07
9/30/2019	$8.50	0.21	0.08	0.29	(0.17)	$8.62
9/30/2018	$9.51	0.17	(1.01)	(0.84)	(0.17)	$8.50
9/30/2017	$7.94	0.13	1.60	1.73	(0.16)	$9.51
Class R6
9/30/2021	$7.11	0.20	1.56	1.76	(0.11)	$8.76
9/30/2020	$8.65	0.16	(1.51)	(1.35)	(0.19)	$7.11
9/30/2019	$8.53	0.23	0.07	0.30	(0.18)	$8.65
9/30/2018	$9.53	0.19	(1.02)	(0.83)	(0.17)	$8.53
9/30/2017	$7.93	0.15	1.62	1.77	(0.17)	$9.53

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Includes expenses not covered by the Trust’s expense limitation agreement.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

24.41%	$ 216.2	1.30%	2.02%	1.31%	2.01%	34.97%
(16.10)%	$ 174.2	1.33%	1.75%	1.34%	1.74%	34.39%
3.10%	$ 235.9	1.35%	2.23%	1.35%	2.23%	22.09%
(9.14)%	$ 258.8	1.37%	1.62%	1.34%	1.65%	37.66%
21.78%	$ 319.2	1.42% (4)	1.27%	1.40% (4)	1.29%	23.67%

24.01%	$ 10.3	1.59%	1.66%	1.60%	1.65%	34.97%
(16.63)%	$ 11.1	2.08%	0.90%	2.09%	0.89%	34.39%
2.27%	$ 18.0	2.10%	1.48%	2.10%	1.48%	22.09%
(9.70)%	$ 22.8	2.10%	0.89%	2.09%	0.90%	37.66%
20.83%	$ 28.2	2.17% (4)	0.52%	2.14% (4)	0.55%	23.67%

24.71%	$1,003.8	1.12%	2.24%	1.11%	2.25%	34.97%
(15.96)%	$ 834.8	1.12%	1.88%	1.14%	1.86%	34.39%
3.41%	$1,117.7	1.12%	2.46%	1.15%	2.43%	22.09%
(8.91)%	$1,162.1	1.12%	1.88%	0.14%	1.86%	37.66%
22.07%	$1,311.5	1.17% (4)	1.51%	1.20% (4)	1.48%	23.67%

24.74%	$ 68.1	0.97%	2.32%	1.06%	2.23%	34.97%
(15.74)%	$ 39.1	0.97%	2.07%	1.09%	1.95%	34.39%
3.45%	$ 47.6	0.97%	2.61%	1.10%	2.48%	22.09%
(8.74)%	$ 33.6	0.97%	2.02%	1.08%	1.91%	37.66%
22.53%	$ 97.4	1.02% (4)	1.68%	1.17% (4)	1.53%	23.67%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes International Small Cap Equity Fund
Class A
9/30/2021	$ 9.33	0.14	4.69	4.83	(0.15)	—
9/30/2020	$10.22	0.07	(0.88)	(0.81)	(0.08)	—
9/30/2019	$12.10	0.15	(1.60)	(1.45)	(0.30)	(0.13)
9/30/2018	$14.30	0.14	(1.32)	(1.18)	(0.54)	(0.48)
9/30/2017	$13.46	0.14	1.32	1.46	(0.34)	(0.28)
Class C
9/30/2021	$ 9.03	0.10	4.54	4.64	(0.18)	—
9/30/2020	$ 9.94	(0.01)	(0.85)	(0.86)	(0.05)	—
9/30/2019	$11.81	0.06	(1.55)	(1.49)	(0.25)	(0.13)
9/30/2018	$14.03	0.04	(1.28)	(1.24)	(0.50)	(0.48)
9/30/2017	$13.24	0.04	1.30	1.34	(0.27)	(0.28)
Class I
9/30/2021	$ 9.37	0.15	4.73	4.88	(0.16)	—
9/30/2020	$10.25	0.09	(0.88)	(0.79)	(0.09)	—
9/30/2019	$12.14	0.17	(1.61)	(1.44)	(0.32)	(0.13)
9/30/2018	$14.35	0.17	(1.32)	(1.15)	(0.58)	(0.48)
9/30/2017	$13.50	0.17	1.32	1.49	(0.36)	(0.28)
Class R6
9/30/2021	$ 9.39	0.17	4.74	4.91	(0.16)	—
9/30/2020	$10.27	0.07	(0.86)	(0.79)	(0.09)	—
9/30/2019	$12.15	0.18	(1.61)	(1.43)	(0.32)	(0.13)
9/30/2018	$14.36	0.18	(1.33)	(1.15)	(0.58)	(0.48)
9/30/2017	$13.50	0.18	1.33	1.51	(0.37)	(0.28)

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Includes expenses not covered by the Trust’s expense limitation agreement.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

$14.01	51.91%	$ 68.0	1.32%	1.10%	1.33%	1.09%	26.16%
$ 9.33	(7.95)%	$ 35.8	1.35%	0.77%	1.36%	0.76%	39.28%
$10.22	(12.04)%	$ 43.5	1.35%	1.34%	1.35%	1.34%	22.52%
$12.10	(8.88)%	$ 80.9	1.30%	1.05%	1.30%	1.05%	21.97%
$14.30	11.29%	$ 176.9	1.30% (4)	1.04%	1.30% (4)	1.04%	21.37%

$13.49	51.52%	$ 5.3	1.49%	0.86%	1.50%	0.85%	26.16%
$ 9.03	(8.64)%	$ 4.5	2.11%	(0.06)%	2.12%	(0.07)%	39.28%
$ 9.94	(12.69)%	$ 6.9	2.10%	0.59%	2.10%	0.59%	22.52%
$11.81	(9.55)%	$ 14.5	2.05%	0.30%	2.05%	0.30%	21.97%
$14.03	10.52%	$ 27.2	2.05% (4)	0.29%	2.05% (4)	0.29%	21.37%

$14.09	52.15%	$ 318.0	1.12%	1.23%	1.13%	1.22%	26.16%
$ 9.37	(7.69)%	$ 260.8	1.15%	0.93%	1.16%	0.92%	39.28%
$10.25	(11.93)%	$ 414.8	1.15%	1.54%	1.15%	1.54%	22.52%
$12.14	(8.70)%	$ 963.8	1.10%	1.25%	1.10%	1.25%	21.97%
$14.35	11.54%	$1,543.9	1.10% (4)	1.24%	1.10% (4)	1.24%	21.37%

$14.14	52.39%	$ 13.5	1.00%	1.37%	1.08%	1.29%	26.16%
$ 9.39	(7.72)%	$ 10.5	1.00%	0.83%	1.12%	0.71%	39.28%
$10.27	(11.80)%	$ 20.4	1.00%	1.69%	1.10%	1.59%	22.52%
$12.15	(8.64)%	$ 72.5	1.00%	1.35%	1.05%	1.30%	21.97%
$14.36	11.67%	$76.1	1.01% (4)	1.33%	1.05% (4)	1.29%	21.37%
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Small Cap Value Fund
Class A
9/30/2021	$ 8.52	0.02	4.51	4.53	0.17	—
9/30/2020	$ 8.58	0.15	(0.16)	(0.01)	(0.05)	—
9/30/2019	$10.27	0.05	(0.95)	(0.90)	(0.10)	(0.69)
1/2/2018(5) – 9/30/2018	$10.00	0.02	0.27	0.29	(0.02)	—
Class I
9/30/2021	$ 8.58	0.09	4.50	4.59	0.17	—
9/30/2020	$ 8.62	0.14	(0.13)	0.01	(0.05)	—
9/30/2019	$10.27	0.07	(0.92)	(0.85)	(0.11)	(0.69)
1/2/2018(5) – 9/30/2018	$10.00	0.04	0.27	0.31	(0.04)	—
Class R6
9/30/2021	$ 8.00	0.18	4.18	4.36	0.17	—
9/30/2020	$ 7.97	0.26	(0.18)	0.08	(0.05)	—
9/30/2019	$10.32	0.09	(1.63)	(1.54)	(0.12)	(0.69)
1/2/2018(5) – 9/30/2018	$10.00	0.05	0.31	0.36	(0.04)	—

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Amount is less than $50,000.
(5)	Commencement of operations.
(6)	Annualized.
(7)	Not annualized.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

$13.22	57.55%	$0.5	1.15%	0.19%	5.78%	(4.44)%	90.71%
$ 8.52	(0.02)%	$ —(4)	1.15%	1.06%	27.37%	(25.16)%	80.65%
$ 8.58	(8.53)%	$ —(4)	1.15%	0.55%	7.18%	(5.48)%	54.30%
$10.27	2.92%	$0.1	1.15% (6)	0.28% (6)	3.21% (6)	(1.78)% (6)	41.02% (7)

$13.34	58.09%	$1.6	0.90%	0.70%	6.66%	(5.06)%	90.71%
$ 8.58	0.10%	$0.5	0.90%	1.65%	30.12%	(27.57)%	80.65%
$ 8.62	(8.13)%	$0.5	0.90%	0.81%	4.18%	(2.47)%	54.30%
$10.27	3.09%	$5.4	0.90% (6)	0.53% (6)	3.67% (6)	(2.24)% (6)	41.02% (7)

$12.53	59.25%	$ —(4)	0.72%	0.86%	6.62%	(5.04)%	90.71%
$ 8.00	1.11%	$ —(4)	0.72%	0.87%	29.17%	(27.58)%	80.65%
$ 7.97	(15.36)%	$ —(4)	0.72%	0.98%	3.16%	(1.46)%	54.30%
$10.32	3.63%	$4.8	0.72% (6)	0.71% (6)	2.99% (6)	(1.56)% (6)	41.02% (7)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Core Plus Fixed Income Fund
Class A
9/30/2021	$9.52	0.18	(0.12)	0.06	(0.23)	—
9/30/2020	$9.18	0.19	0.34	0.53	(0.19)	—
9/30/2019	$8.85	0.24	0.33	0.57	(0.24)	—
9/30/2018	$9.18	0.23	(0.33)	(0.10)	(0.23)	—
9/30/2017	$9.39	0.20	(0.18)	0.02	(0.21)	(0.02)
Class I
9/30/2021	$9.60	0.21	(0.13)	0.08	(0.25)	—
9/30/2020	$9.26	0.22	0.33	0.55	(0.21)	—
9/30/2019	$8.92	0.26	0.34	0.60	(0.26)	—
9/30/2018	$9.25	0.25	(0.33)	(0.08)	(0.25)	—
9/30/2017	$9.44	0.22	(0.16)	0.06	(0.23)	(0.02)
Class R6
9/30/2021	$9.60	0.34	(0.13)	0.21	(0.38)	—
9/30/2020	$9.26	0.29	0.34	0.63	(0.29)	—
9/30/2019	$8.93	0.09	0.56	0.65	(0.32)	—
10/10/2017(9) – 9/30/2018	$9.25	0.06	(0.06)	—	(0.32)	—

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	As of August 24, 2020, the expense cap for the class changed from 0.70% to 0.50%.
(5)	Includes expenses not covered by the Trust’s expense limitation agreement.
(6)	As of August 24, 2020, the expense cap for the class changed from 0.50% to 0.30%.
(7)	Amount is less than $50,000.
(8)	As of August 24, 2020, the expense cap for the class changed from 0.35% to 0.30%.
(9)	Commencement of operations.
(10)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(11)	Annualized.
(12)	Not annualized.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

$9.35	0.67%	$ 1.0	0.50%	1.95%	0.83%	1.62%	27.13%
$9.52	5.89%	$ 1.2	0.68% (4)	2.30%	0.86%	2.12%	20.59%
$9.18	6.56%	$ 3.2	0.70%	2.72%	0.93%	2.49%	18.54%
$8.85	(1.08)%	$ 1.8	0.70%	2.57%	0.87%	2.40%	47.73%
$9.18	0.28%	$ 3.3	0.71% (5)	2.25%	0.85% (5)	2.11%	35.10%

$9.43	0.89%	$78.1	0.30%	2.23%	0.63%	1.90%	27.13%
$9.60	6.07%	$85.6	0.48% (6)	2.41%	0.65%	2.24%	20.59%
$9.26	6.85%	$83.4	0.50%	2.91%	0.73%	2.68%	18.54%
$8.92	(0.85)%	$89.7	0.50%	2.78%	0.68%	2.60%	47.73%
$9.25	0.71%	$97.9	0.51% (5)	2.45%	0.66% (5)	2.30%	35.10%

$9.43	2.23%	$ —(7)	0.30%	3.54%	0.30%	3.54%	27.13%
$9.60	6.89%	$ —(7)	0.30% (8)	3.19%	0.30%	3.19%	20.59%
$9.26	7.40%	$ —(7)	0.35%	0.97%	0.35%	0.97%	18.54%
$8.93	0.04% (10)	$—(7)	0.35% (11)	0.69% (11)	0.35% (11)	0.69% (11)	47.73% (12)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS

NOTE 1–ORGANIZATION
The Brandes International Equity Fund (the “International Fund”), the Brandes Global Equity Fund (the “Global Fund”), the Brandes Emerging Markets Value Fund (the “Emerging Markets Fund”), the Brandes International Small Cap Equity Fund (the “International Small Cap Fund”), the Brandes Small Cap Value Fund (the “Small Cap Value Fund”) and the Brandes Core Plus Fixed Income Fund (the “Core Plus Fund”) (each a “Fund” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company.
The International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Small Cap Value Fund and Core Plus Fund began operations on January 2, 1997, October 6, 2008, January 31, 2011, February 1, 2012, January 2, 2018 and December 28, 2007, respectively. Prior to January 31, 2011 for the Emerging Markets Fund, February 1, 2012 for the International Small Cap and January 2, 2018 for the Small Cap Value Fund, these Funds’ portfolios were managed as private investment funds with investment objectives, investment policies and strategies that were, in all material respects, equivalent to those of the Emerging Markets Fund, International Small Cap Fund and Small Cap Value Fund, respectively.
The International Fund, Emerging Markets Fund and International Small Cap Fund have four classes of shares: Class A, Class C, Class I and Class R6. The Global Fund has three classes of shares: Class A, Class C and Class I. The Small Cap Value Fund and Core Plus Fund have three classes of shares: Class A, Class I and Class R6.
The International Fund and Global Fund invest their assets primarily in equity securities of issuers with market capitalizations greater than $5 billion. The International, International Small Cap and Emerging Markets Funds invest their assets in securities of foreign companies, while the Global Fund invests its assets in securities of foreign and domestic companies. The Small Cap Value Fund invests primarily in U.S. equity securities of issuers with market capitalizations less than $5 billion. The Core Plus Fund invests predominantly in debt securities issued by U.S. and foreign companies and debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities.
NOTE 2–SIGNIFICANT ACCOUNTING POLICIES
Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services-Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.
A.	Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. If the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing a Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At September 30, 2021, the Funds did not invest in repurchase agreements.
B.	Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.
Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.
C.	Delayed Delivery Securities. The Funds may purchase securities on a when issued or delayed delivery basis. “When-issued” or delayed delivery refers to

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities changes, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Funds did not have any open commitments on delayed delivery securities as of September 30, 2021.
D.	Zero Coupon Bonds. The Funds may invest without limit in so-called zero coupon bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Because zero coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. A Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment, if any, from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.
E.	Participatory Notes. The International, Global, Emerging Markets, International Small Cap and Small Cap Value Funds may invest in participatory notes. Participatory notes are derivative securities which are designed to provide synthetic exposure to one or more underlying securities, subject to the credit risk of the issuing financial institution.
Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Trust. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them and generally are issued as an actual note from the financial intermediary or an equity linked warrant (commonly known as a low exercise price option). The Trust is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against

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NOTES TO FINANCIAL STATEMENTS — (continued)

the issuer of the securities underlying such participatory note. The investment advisor has established guidelines for monitoring participatory note exposure for the Funds. Prior to investment in a participatory note, the investment advisor will complete an analysis of the prospective counterparties and once purchased, will continue to monitor creditworthiness on a quarterly basis. The investment advisor requires a minimum credit rating for such counterparties (as determined by rating agencies such as Moody’s, Fitch and S&P) of A.
The Funds record counterparty credit risk valuation adjustments, if material, on the participatory notes in order to appropriately reflect the credit quality of the counterparty.
The International, Global, Emerging Markets, International Small Cap and Small Cap Value Funds did not invest in any participatory notes at September 30, 2021. The Emerging Markets Fund invested in one participatory note with HSBC Bank Plc, an investment vehicle that provides an alternate means to gain exposure to the underlying security of China South Publishing & Media Group Co. Ltd, which was held from the beginning of the fiscal year through July 2021. The average monthly market value of this security was $4,384,229 during the period held. There was a $2,218,245 realized loss in participatory notes recognized in the Emerging Markets Fund for the year ended September 30, 2021.
F.	Investment Transactions, Dividends and Distributions. Investment transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the basis of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the investment received. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund’s investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of the Fund’s shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods. The Funds amortize premiums and accrete discounts using the constant yield method.
G.	Concentration of Risk. As of September 30, 2021, the International, Global, Emerging Markets and International Small Cap Funds held significant portions of their assets in foreign securities. Certain price and foreign

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the International, Global, Emerging Markets and International Small Cap Funds’ net assets. The investment advisor monitors these off-balance sheet risks.
H.	Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.
I.	Securities Lending. The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially.
To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of U.S. Government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities. As of September 30, 2021, the Emerging Markets Fund, Small Cap Value Fund and Core Plus Fund did not have any securities on loan. The International Fund, Global Fund and International Small Cap Fund had securities on loan as of September 30, 2021. The market value of securities loaned is $10,852,067, $1,459,724 and $5,110,655, respectively. The Funds received non-cash collateral for the loans in the amount of $18,323,995. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds' Schedules of Investments or Statement of Assets and Liabilities.
J.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust has indemnified its trustees against any expenses actually and reasonably incurred by the trustees in any proceeding arising out of or in connection with the trustees’ service to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

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NOTES TO FINANCIAL STATEMENTS — (continued)

K.	Accounting for Uncertainty in Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Funds intend to distribute their net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.
The Trust analyzes all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Funds are those that are open for exam by taxing authorities (2018 through 2021). As of September 30, 2021 the Trust has no examinations in progress.
Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended September 30, 2021.
The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
L.	Fair Value Measurements. The Trust has adopted GAAP accounting principles related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
Level 1—Fair value measurement within Level 1 should be based on an unadjusted quoted price in an active market that the Funds have the ability to access for the asset or liability at the measurement date. Because a quoted price alone forms the basis for the measurement, the access requirement within Level 1 limits discretion in pricing the asset or liability, including in situations in which there are multiple markets for the asset or liability with different prices and no single market represents a principal market for the asset or liability. Importantly, the FASB has indicated that when a quoted price in an active market for a security is available, that price should be used to measure fair value without regard to an entity’s intent to transact at that price.

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

Level 2—Fair value measurement within Level 2 should be based on all inputs other than unadjusted quoted prices included within Level 1 that are observable for the asset or liability. Other significant observable market inputs include quoted prices for similar instruments in active markets, quoted adjusted prices in active markets, quoted prices for identical or similar instruments in markets that are not active, and model derived valuations in which the majority of significant inputs and significant value drivers are observable in active markets.
Level 3—Fair value measurement within Level 3 should be based on unobservable inputs in such cases where markets do not exist or are illiquid. Significant unobservable inputs include model derived valuations in which the majority of significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.
M.	Security Valuation. Common and preferred stocks, exchange-traded funds and financial derivative instruments, such as futures contracts and options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price at the close of regular trading on each day the exchange is open for trading, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.
Equity securities traded on an exchange for which there have been no sales on the valuation date are generally valued at the mean between last bid and ask price on such day and are categorized as Level 2 of the fair value hierarchy, or are fair valued by the Fair Valuation Committee.
Investments in registered open-end management investment companies are valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy.
Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. As of September 30, 2021, the International Fund, Global Fund, Emerging Markets Fund and International Small Cap Fund had securities with market values of $541,035,107, $21,540,768, $786,519,042 and $168,878,007 that represent 82.21%, 45.62%, 60.57%, and 41.72% of each Fund’s net assets, respectively, that were fair valued using these valuation adjustments.
Fixed income securities (other than repurchase agreements and demand notes) including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, fixed income securities purchased on a delayed delivery basis and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/ spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
Rights that are traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchange is open. A right is a privilege offered by a corporation to its shareholders pro rata to subscribe to a certain security at a specified price, often for a short period. Rights may or may not be transferable. Rights that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.
Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market based yield spreads for each tranche, and current market data and incorporate packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.
Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless Brandes Investment Partners, L.P. (the “Advisor”) determines that the use of amortized cost valuation on such day is not

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust). Repurchase agreements and demand notes that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.
Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Fair Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and reports periodically to the Board. The Fair Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. The securities fair valued by the Fair Valuation Committee are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. Certain vendor priced securities may also be considered Level 3 if significant unobservable inputs are used by the vendors.
In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

The following is a summary of the level inputs used, as of September 30, 2021, involving the Funds' assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.
Description	Level 1	Level 2	Level 3	Total
Investments in Securities
International Fund
Common Stocks
Communication Services	$ 11,546,147	$ 56,049,193	$ —	$ 67,595,340
Consumer Discretionary	—	61,986,920	—	61,986,920
Consumer Staples	13,824,592	96,441,335	—	110,265,927
Energy	2,980,052	49,068,343	—	52,048,395
Financials	4,259,356	116,298,528	—	120,557,884
Health Care	—	96,888,036	—	96,888,036
Industrials	21,206,301	5,871,389	—	27,077,690
Materials	7,183,236	30,130,365	—	37,313,601
Real Estate	16,017,675	—	—	16,017,675
Utilities	—	12,980,143	—	12,980,143
Total Common Stocks	77,017,359	525,714,252	—	602,731,611
Preferred Stocks
Energy	11,166,513	10,703,622	—	21,870,135
Health Care	—	15,320,856	—	15,320,856
Total Preferred Stocks	11,166,513	26,024,478	—	37,190,991
Short-Term Investments	20,773,725	—	—	20,773,725
Total Investments in Securities	$108,957,597	$551,738,730	$ —	$ 660,696,327
Global Fund
Common Stocks
Communication Services	$ 740,681	$ 1,901,867	$ —	$ 2,642,548
Consumer Discretionary	1,158,726	3,771,343	—	4,930,069
Consumer Staples	772,583	3,075,856	—	3,848,439
Energy	1,098,620	3,103,301	—	4,201,921
Financials	8,864,314	2,970,064	—	11,834,378
Health Care	6,842,935	2,376,581	—	9,219,516
Industrials	3,386,026	441,368	—	3,827,394
Materials	—	1,368,203	—	1,368,203
Real Estate	757,960	—	—	757,960
Technology	585,257	1,302,839	—	1,888,096
Utilities	—	1,050,129	—	1,050,129
Total Common Stocks	24,207,102	21,361,551	—	45,568,653
Preferred Stocks
Health Care	496,039	—	—	496,039
Technology	—	179,216	—	179,216
Total Preferred Stocks	496,039	179,216	—	675,255
Short-Term Investments	1,190,091	—	—	1,190,091
Total Investments in Securities	$ 25,893,232	$ 21,540,767	$ —	$ 47,433,999

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total
Emerging Markets Fund
Common Stocks
Communication Services	$ 48,814,294	$142,461,699	$ —	$ 191,275,993
Consumer Discretionary	40,473,275	170,138,377	—	210,611,652
Consumer Staples	29,223,347	87,388,945	—	116,612,292
Energy	11,258,462	16,700,991	—	27,959,453
Financials	41,203,505	180,567,779	—	221,771,284
Health Care	—	38,464,660	—	38,464,660
Industrials	89,706,176	3,311,537	—	93,017,713
Materials	29,230,441	30,545,539	—	59,775,980
Real Estate	60,050,558	—	—	60,050,558
Technology	—	219,295,226	—	219,295,226
Utilities	3,637,625	4,869,470	—	8,507,095
Total Common Stocks	353,597,683	893,744,223	—	1,247,341,906
Preferred Stocks
Energy	24,604,629	10,773,560	—	35,378,189
Short-Term Investments	14,942,030	—	—	14,942,030
Total Investments in Securities	$393,144,342	$904,517,783	$ —	$1,297,662,125
International Small Cap Fund
Common Stocks
Communication Services	$ 14,470,071	$ 9,595,172	$ —	$ 24,065,243
Consumer Discretionary	22,526,228	17,427,309	—	39,953,537
Consumer Staples	31,121,207	24,788,154	—	55,909,361
Energy	6,529,648	6,994,787	—	13,524,435
Financials	21,542,603	47,913,300	—	69,455,903
Health Care	8,968,309	23,853,549	—	32,821,858
Industrials	58,836,245	17,763,082	—	76,599,327
Materials	2,564,816	13,092,906	—	15,657,722
Real Estate	33,801,289	—	—	33,801,289
Technology	4,976,073	10,200,210	—	15,176,283
Utilities	5,938,967	5,268,285	—	11,207,252
Total Common Stocks	211,275,456	176,896,754	—	388,172,210
Preferred Stocks
Health Care	6,229,514	—	—	6,229,514
Investment Companies
Financials	2,481,087	—	—	2,481,087
Short-Term Investments	6,218,660	—	—	6,218,660
Total Investments in Securities	$226,204,717	$176,896,754	$ —	$ 403,101,471

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total
Small Cap Value Fund
Common Stocks
Consumer Discretionary	$ 66,657	$ —	$ —	$ 66,657
Consumer Staples	141,007	—	—	141,007
Energy	247,679	—	—	247,679
Financials	226,298	—	—	226,298
Health Care	423,155	—	28,425	451,580
Industrials	480,173	—	—	480,173
Real Estate	64,093	—	—	64,093
Technology	186,752	—	—	186,752
Utilities	42,374	—	—	42,374
Total Common Stocks	1,878,188	—	28,425	1,906,613
Corporate Bonds	—	13,300	—	13,300
Investment Companies
Financials	37,311	—	—	37,311
Short-Term Investments	215,828	—	—	215,828
Total Investments in Securities	$ 2,131,327	$ 13,300	$28,425	$ 2,173,052
Core Plus Fund
Common Stocks
Consumer Discretionary	$ 701	$ —	$ —	$ 701
Asset Backed Securities	—	1,325,486	—	1,325,486
Corporate Bonds	—	26,471,790	—	26,471,790
Government Securities	—	44,802,749	—	44,802,749
Foreign Issuer Bonds
Communication Services	—	205,811	—	205,811
Mortgage Backed Securities	—	4,424,532	—	4,424,532
Short-Term Investments	3,794,442	—	—	3,794,442
Total Investments in Securities	$ 3,795,143	$ 77,230,368	$ —	$ 81,025,511
There were no Level 3 securities in the International, Global, Emerging Markets, International Small Cap, and Core Plus Funds at the beginning or during the periods presented.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value in the Small Cap Value Fund:
	Balance As Of 9/30/20	Realized Gain (Loss) (000s)	Change In Unrealized Appreciation (Depreciation) (000s)	Purchases (000s)	Sales (000s)	Transfers Into Level 3 (000s)	Transfers Out Of Level 3 (000s)	Balance As Of 9/30/21
Common Stocks
United States	$—	$—	$—	$—	$—	$28,425	$—	$28,425
Total	$—	$—	$—	$—	$—	$28,425	$—	$28,425
The Small Cap Value Fund held one level 3 security with a fair value of $28,425 at 9/30/2021. The valuation technique used for this security was the last observable price and the unobservable input used was management's estimate of net liquidation value.

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 3–INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
A.	Advisor Fee. The Advisor provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel, needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee. The Advisor received a monthly fee at the annual rate of 0.75% of the first $2.5 billion of average daily net assets, 0.70% on average daily net assets from $2.5 billion to $5.0 billion, and 0.67% of the average daily net assets greater than $5.0 billion, of the International Fund. The Advisor received a monthly fee at the annual rate of 0.95% of the first $2.5 billion of average daily net assets, 0.90% on average daily net assets from $2.5 billion to $5.0 billion, and 0.85% of the amount of average daily net assets greater than $5.0 billion, of the Emerging Markets Fund. The Advisor received a monthly fee at the annual rate of 0.95% of the first $1.0 billion of average daily net assets, and 0.90% of the average daily net assets greater than $1.0 billion, of the International Small Cap Fund. The Global Fund, Small Cap Value Fund and Core Plus Fund incurred a monthly fee at the annual rate of 0.80%, 0.70%, and 0.35% based upon their average daily net assets, respectively. The Advisor has contractually agreed to limit the Management Fee of each share class of the Core Plus Fund to 0.30% pursuant to an Investment Advisory Fee Waiver Agreement in effect until January 28, 2022. For the year ended September 30, 2021, the International Fund, the Global Fund, the Emerging Markets Fund, the International Small Cap Fund, the Small Cap Value Fund and the Core Plus Fund incurred $4,522,555, $327,750, $12,402,979, $3,713,667, $12,689, and $282,166 in advisory fees, respectively.
Certain officers and trustees of the Trust are also officers of the Advisor and receive no compensation directly from the Funds for serving in their role.
The Funds are responsible for their own operating expenses. The Advisor contractually agreed to limit each Fund’s annual operating expenses, including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 31, 2022, except for the Core Plus Fund Class A and Class I which is through January 28, 2022 (the “Expense Cap Agreement”):

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

Fund	Class A	Class C	Class I	Class R6
International Fund	1.20%	1.95%	0.85%	0.75%
Global Fund	1.25%	2.00%	1.00%	0.82%*
Emerging Markets Fund	1.37%	2.12%	1.12%	0.97%
International Small Cap Fund	1.40%	2.15%	1.15%	1.00%
Small Cap Value Fund	1.15%	N/A	0.90%	0.72%
Core Plus Fund	0.50%	N/A	0.30%	0.30%
* This class is not active.
The Funds may incur additional expenses not covered under the Expense Cap Agreement. These expenses include acquired fund fees and expenses, taxes, interest, broker commissions, and proxy expenses or other extraordinary expenses.
Any reimbursements of fee waivers made by the Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within the expense limit specified in its Expense Cap Agreement. Under the Expense Cap Agreement that was in place during the period covered by this report, any such repayment must be made before the end of the thirty-six months after the month in which the related reimbursement or waiver occurred. The Trust has agreed to repay the expense reimbursement to the Advisor. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. For the year ended September 30, 2021, the Advisor waived expenses and/or reimbursed the Funds $311,474, $78,902, $56,334, $8,859, $100,743, and $216,372 for the International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Small Cap Value Fund and Core Plus Fund, respectively. Repayment rights expire as follows:
Fund	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2024
International Fund	$202,211	$464,613	$311,474
Global Fund	169,262	112,731	78,902
Emerging Markets Fund	221,186	310,558	56,334
International Small Cap Fund	58,771	11,110	8,859
Small Cap Value Fund	198,545	148,291	100,743
Core Plus Fund	192,970	136,785	216,372
The Advisor did not recoup any fees previously waived or reimbursed for the International Fund, Small Cap Value Fund and Core Plus Fund. For the year ended September 30, 2021, the Advisor recouped fees previously waived or reimbursed in the following amounts:

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NOTES TO FINANCIAL STATEMENTS — (continued)

Fund	Class C	Class I
Global Fund	$3,166	$ —
Emerging Markets Fund	—	216,384
International Small Cap Fund	—	14,808
B.	Administration Fee. The Northern Trust Company (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For these services, each Fund pays the administrator monthly a fee accrued daily and based on the Fund’s average daily net assets. The Funds may also reimburse the Administrator for out-of-pocket expenses incurred by the Administrator in the performance of its duties. The amounts paid directly to the Administrator by the Funds for administrative services are included in the Administration fees in the Statements of Operations.
The Administrator has agreed to waive a portion of their administration and custody fees for the Funds for a period of two years from February 1, 2020 through January 31, 2022. The amounts waived are included in Receivable from Service Providers in the Statements of Assets and Liabilities and Expenses reduced by Service Providers in the Statements of Operations. These amounts are not subject to recoupment.
C.	Distribution and Servicing Fees. ALPS Distributors, Inc. (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. A portion of the Funds’ distribution expenses is paid by the Advisor.
The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Funds’ Class A and C shares. The Plan is designed to reimburse the Distributor or dealers for certain promotional and other sales related costs associated with sales of such Fund shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% and 0.75% of the average daily net assets of each Fund’s Class A and C shares, respectively. During the year ended September 30, 2021, the Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class C shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The Plan may be continued in effect from year to year if such continuance is approved annually

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

by the Board of Trustees of the Trust, including the vote of a majority of the Independent Trustees. For the year ended September 30, 2021, the following Funds incurred expenses pursuant to the Plan:

Fund	Class A	Class C
International Fund	$ 76,143	$67,855
Global Fund	1,821	6,528
Emerging Markets Fund	534,078	89,028
International Small Cap Fund	156,006	39,045
Small Cap Value Fund	831	N/A
Core Plus Fund	2,902	N/A
The Funds have adopted a Shareholder Service Plan for Class C, and have authorized sub-transfer agency fee payments for Class I, to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals, as shareholder servicing agents of the Funds, an annual fee for non-distribution sub-transfer agent and/or subaccounting services up to 0.25% and 0.05% of annual net assets attributable to Class C and Class I, respectively (the “Service Fees”). For the year ended September 30, 2021, the Funds incurred the following Service Fees:
Fund	Class C	Class I
International Fund	$22,618	$253,642
Global Fund	2,176	19,685
Emerging Markets Fund	29,676	504,225
International Small Cap Fund	13,015	155,312
Small Cap Value Fund	N/A	740
Core Plus Fund	N/A	39,730
NOTE 4–PURCHASES AND SALES OF SECURITIES
The cost of purchases and the proceeds from sales of securities, excluding short term investments, were as follows for the year ended September 30, 2021:
	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
International Fund	$ —	$ —	$185,187,035	$176,665,537
Global Fund	$ —	$ —	$ 13,077,442	$ 8,080,190
Emerging Markets Fund	$ —	$ —	$441,896,505	$446,413,948
International Small Cap Fund	$ —	$ —	$ 98,672,203	$164,760,812
Small Cap Value Fund	$ —	$ —	$ 2,350,213	$ 1,451,167
Core Plus Fund	$11,340,615	$15,727,524	$ 9,502,825	$ 10,911,872

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 5–CAPITAL STOCK TRANSACTIONS
Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):
	International Fund				Global Fund
	Year Ended 9/30/2021		Year Ended 9/30/2020		Year Ended 9/30/2021		Year Ended 9/30/2020
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	999	$ 18,421	517	$ 7,187	8	$ 215	7	$ 152
Class C	56	969	77	1,090	—	—	1	25
Class I	8,627	149,853	13,849	199,257	353	8,948	37	726
Class R6	683	12,207	1,937	30,919	N/A	N/A	N/A	N/A
Issued on Reinvestment of Distributions
Class A	46	845	44	617	1	24	1	23
Class C	11	202	14	191	1	25	1	11
Class I	771	14,118	877	12,347	55	1,397	33	637
Class R6	86	1,577	90	1,236	N/A	N/A	N/A	N/A
Shares Redeemed
Class A	(569)	(10,133)	(926)	(13,330)	(25)	(541)	(29)	(543)
Class C	(142)	(2,439)	(348)	(4,819)	(4)	(97)	(20)	(413)
Class I	(8,682)	(144,853)	(23,848)	(328,952)	(177)	(4,069)	(125)	(2,578)
Class R6	(1,060)	(18,179)	(747)	(11,269)	N/A	N/A	N/A	N/A
Net Increase/(Decrease) Resulting from Fund Share Transactions	826	$ 22,588	(8,464)	$(105,526)	212	$ 5,902	(94)	$(1,960)

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

	Emerging Markets Fund				International Small Cap Fund
	Year Ended 9/30/2021		Year Ended 9/30/2020		Year Ended 9/30/2021		Year Ended 9/30/2020
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	2,366	$ 20,691	12,328	$ 86,647	1,960	$ 19,289	1,887	$ 17,065
Class C	140	1,239	131	1,089	22	277	62	536
Class I	35,019	305,038	55,592	403,667	3,659	45,709	8,571	77,529
Class R6	4,660	35,820	1,974	14,767	118	1,453	303	2,798
Issued on Reinvestment of Distributions
Class A	267	2,361	512	3,895	58	771	20	191
Class C	15	131	25	200	6	75	3	29
Class I	1,373	12,238	2,773	21,237	286	3,778	270	2,491
Class R6	51	465	139	1,065	12	160	13	120
Shares Redeemed
Class A	(2,410)	(20,925)	(15,590)	(111,643)	(1,001)	(12,091)	(2,323)	(21,923)
Class C	(541)	(4,694)	(682)	(5,144)	(136)	(1,579)	(256)	(2,455)
Class I	(39,158)	(332,504)	(70,044)	(492,196)	(9,214)	(114,487)	(21,459)	(210,550)
Class R6	(2,439)	(21,428)	(2,116)	(14,838)	(290)	(3,592)	(1,191)	(9,760)
Net Increase/(Decrease) Resulting from Fund Share Transactions	(657)	$ (1,568)	(14,958)	$ (91,254)	(4,520)	$ (60,237)	(14,100)	$(143,929)

	Small Cap Value Fund				Core Plus Fund
	Year Ended 9/30/2021		Year Ended 9/30/2020		Year Ended 9/30/2021		Year Ended 9/30/2020
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	66	$ 843	2	$ 20	50	$ 473	42	$ 420
Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	107	1,225	13	105	1,990	18,913	1,315	12,389
Class R6	—	—	—*	—*	—	—	—*	—*
Issued on Reinvestment of Distributions
Class A	—*	2	—*	—*	2	24	4	32
Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	2	19	—*	3	221	2,097	200	1,882
Class R6	—*	—*	—*	—*	—	—	—*	—*
Shares Redeemed
Class A	(31)	(402)	N/A*	(1)	(75)	(707)	(267)	(2,446)
Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	(47)	(615)	(7)	(63)	(2,840)	(27,067)	(1,602)	(15,042)
Class R6	—	N/A	—*	N/A*	—	—	—*	N/A*
Net Increase/(Decrease) Resulting from Fund Share Transactions	97	$1,072	8	$ 64	(652)	$ (6,267)	(308)	$ (2,765)

*	Value calculated is less than 500 shares/dollars.

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 6–FEDERAL INCOME TAX MATTERS
The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption “Foreign capital gains taxes". When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in “Net realized gain (loss) on Investments”.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Temporary differences do not require reclassification. Temporary and permanent differences have no effect on net assets or net asset value per share. For the year ended September 30, 2021, the Funds made the following permanent book-to-tax reclassifications primarily related to the treatment of foreign currency transactions, passive foreign investment companies, paydowns and difference between book and tax accretion methods for market premium:
	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
International Fund	$1,619,073	$(1,619,073)	$—
Global Fund	98,676	(98,676)	—
Emerging Markets Fund	(793,696)	793,696	—
International Small Cap Fund	1,238,184	(1,238,184)	—
Small Cap Value Fund	4,966	(4,966)	—
Core Plus Fund	60,371	(60,371)	—
As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:
	International Fund	Global Fund
Cost of investments for tax purposes	$687,960,693	$39,206,864
Gross tax unrealized appreciation	47,867,900	10,620,182
Gross tax unrealized depreciation	(75,102,980)	(2,392,642)
Net unrealized appreciation (depreciation) on investments and foreign currency	(27,235,080)	8,227,540
Distributable ordinary income	5,338,597	182,345
Distributable long-term capital gains	—	1,291,555
Total distributable earnings	5,338,597	1,473,900
Other accumulated gains/(losses)	(71,795,262)	(4,762)
Total accumulated earnings	$ (93,691,745)	$ 9,696,678

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

	Emerging Markets Fund	International Small Cap Fund	Small Cap Value Fund	Core Plus Fund
Cost of investments for tax purposes	$1,412,662,985	$ 392,979,822	$1,943,053	$77,741,555
Gross tax unrealized appreciation	164,531,478	62,884,369	273,490	3,814,971
Gross tax unrealized depreciation	(283,453,373)	(52,768,497)	(43,506)	(531,015)
Net unrealized appreciation (depreciation) on investments and foreign currency	(118,921,895)	10,115,872	229,984	3,283,956
Distributable ordinary income	6,582,944	9,032,331	83,623	1,631
Distributable long-term capital gains	—	—	—	—
Total distributable earnings	6,582,944	9,032,331	83,623	1,631
Other accumulated gains/(losses)	(123,551,549)	(145,578,039)	(3,667)	(1,510,343)
Total accumulated earnings	$ (235,890,500)	$(126,429,836)	$ 309,940	$ 1,775,244
The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments and the differences in classification of paydown gains and losses for tax purposes compared to book purposes. These differences are permanent.
The tax composition of dividends for the years ended September 30, 2021 and September 30, 2020 for the Funds, were as follows:
	Ordinary Income		Long Term Capital Gains
	2021	2020	2021	2020
International Fund	$17,261,308	$15,302,823	$—	$—
Global Fund	1,457,678	677,847	—	—
Emerging Markets Fund	16,134,333	28,580,390	—	—
International Small Cap Fund	4,802,418	2,950,375	—	—
Small Cap Value Fund	20,695	2,844	—	—
Core Plus Fund	2,168,060	1,949,433	—	—
At September 30, 2021 the Funds had capital loss carryforwards and capital loss carryforwards utilized as indicated below:
	Indefinite	Utilized
International Fund	$ (71,795,262)	$ —
Global Fund	—	—
Emerging Markets Fund	(123,485,638)	(4,436,548)
International Small Cap Fund	(145,556,440)	(21,014,866)
Small Cap Value Fund	—	(162,620)
Core Plus Fund	(1,510,343)	(2,164,217)

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 7–OFFERING PRICE PER SHARE
The public offering price for Class A shares is the net asset value per share plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 5.75% for the International, Global, Emerging Markets, International Small Cap and Small Cap Value Funds, and 3.75% for the Core Plus Fund. A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the redemption value of the Class A shares redeemed. Class C shares include a 1.00% CDSC paid by redeeming shareholders within 12 months of purchase. As a result the redemption price may differ from the net asset value per share. The public offering prices for I shares are the respective net asset values. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.
NOTE 8–TRANSACTIONS WITH AFFILIATES
The following issuers were affiliated with the International Small Cap Fund as defined in Section (2)(a)(3) of the 1940 Act, as these Funds held 5% or more of the outstanding voting securities of the following issuers during the year ended September 30, 2021:
International Small Cap Fund
Issuer Name	Value At October 1, 2020	Purchases	Sales Proceeds	Realized Gain/(Loss)	Unrealized Appreciation/(Depreciation)	Value At September 30, 2021	Dividend Income
Desarrolladora Homex SAB de CV	$ 530,904	$ —	$—	$ —	$ 403,410	$ 934,314	$—
Urbi Desarrollos Urbanos SAB de CV	476,764	3,106	—	(1,198)	(117,066)	361,606	—
	$1,007,668	$3,106	$—	$(1,198)	$ 286,344	$1,295,920	$—
NOTE 9–OWNERSHIP BY AFFILIATED PARTIES
As of September 30, 2021, the Advisor, Trustees or affiliates of the Advisor beneficially owned more than 5% of shares in each class of the Funds as follows:

Global Fund
Class I
Shares	337,813
% of Total Outstanding Shares	19.89%

	Small Cap Value Fund		Core Plus Fund
	Class I	Class R6	Class I	Class R6
Shares	46,536	12	2,205,482	11
% of Total Outstanding Shares	38.33%	100.00%	26.62%	100.00%

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 10–RISK FACTORS
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and caused major disruptions to economies and markets around the world, including the United States. Financial markets have experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced and may continue to experience particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the United States. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.
NOTE 11–SUBSEQUENT EVENTS
In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Trust has concluded that there are no subsequent events to note.

Brandes Investment Trust
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Brandes Investment Trust and Shareholders of Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Small Cap Value Fund and Brandes Core Plus Fixed Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Small Cap Value Fund and Brandes Core Plus Fixed Income Fund (six of the funds constituting Brandes Investment Trust, hereafter collectively referred to as the "Funds") as of September 30, 2021 , the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of

Brandes Investment Trust
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM — (continued)

September 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Los Angeles, California
November 23, 2021
We have served as the auditor of one or more investment companies in the Brandes Investment Partners LP Investment Company Complex since 2011.

Brandes Investment Trust
ADDITIONAL INFORMATION — (Unaudited)

BOARD REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM
To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the 1940 Act. This Rule requires every registered open-end management investment company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 under the 1940 Act and Form N-LIQUID, which generally require funds to notify the Commission when certain liquidity-related events occur.
The Trust’s Board of Trustees approved the appointment of the Advisor’s Liquidity Risk Review Committee as the administrator of the LRMP for the Funds on August 9, 2018, and the Funds’ LRMP on May 9, 2019. Pursuant to the LRMP, the Advisor manages liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying the portfolio holdings of each of the Funds as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, the Advisor utilizes a third-party provider of liquidity monitoring services.
At the Board’s regular meeting on August 12, 2021, the Trust’s Chief Compliance Officer provided a report to the Board on the operation and effectiveness of the LRMP for the period from July 1, 2020 through June 30, 2021 (the “Reporting Period”), noting that the Funds’ LRMP was adequate and effectively implemented during the Reporting Period. No significant liquidity events impacting the Funds were noted in the report, and there were no material changes to the LRMP during the Reporting Period.
PROXY VOTING PROCEDURES
The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Commission’s website at http://www.sec.gov.
Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Commission’s website at http://www.sec.gov.

Brandes Investment Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

PORTFOLIO HOLDINGS DISCLOSURE
The Trust files the Funds’ complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov. Information regarding the Trust’s Form N-PORT filings is also available, without charge, by calling toll-free, 1-800-331-2979.
TAX NOTICE
For the fiscal year ended September 30, 2021, the percentage of taxable ordinary income distributions that are designated as interest related dividends under the Internal Revenue Code Section 871(k)(1)(c) for each Fund were as follows:
PERCENTAGE
International Fund	0.00%
Global Fund	0.00%
Emerging Markets Fund	0.00%
International Small Cap Fund	0.55%
Small Cap Value Fund	6.43%
Core Plus Fund	99.64%
The percentage of ordinary distributions designated as short-term gain distributions under the Internal Revenue Code Section 871(k)(2)(c) for the fiscal year ended September 30, 2021 were as follows:
PERCENTAGE
International Fund	0.00%
Global Fund	0.00%
Emerging Markets Fund	0.00%
International Small Cap Fund	0.00%
Small Cap Value Fund	0.00%
Core Plus Fund	0.00%
The distributions designated as long-term capital gain distributions for the fiscal year ended September 30, 2021 were as follows:
DISTRIBUTION
International Fund	$—
Global Fund	$—
Emerging Markets Fund	$—
International Small Cap Fund	$—
Small Cap Value Fund	$—
Core Plus Fund	$—
The percentage of dividend income distributed for the fiscal year ended September 30, 2021, which is designated as qualified dividend income under the Jobs and Growth Tax relief Reconciliation Act of 2003 is as follows:

Brandes Investment Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

	QUALIFIED DIVIDEND INCOME	QUALIFIED SHORT TERM
International Fund	73.05%	0.00%
Global Fund	52.14%	31.80%
Emerging Markets Fund	100.00%	0.00%
International Small Cap Fund	64.17%	0.00%
Small Cap Value Fund	37.64%	0.00%
Core Plus Fund	0.00%	0.00%
The percentage of dividends paid during the fiscal year ended September 30, 2021 that qualify for the corporate dividends received deduction are as follows:
PERCENTAGE
International Fund	0.00%
Global Fund	19.42%
Emerging Markets Fund	0.00%
International Small Cap Fund	0.00%
Small Cap Value Fund	37.64%
Core Plus Fund	0.00%
For the year ended September 30, 2021, the International Fund, Global Fund, Emerging Markets Fund and International Small Cap Fund earned foreign source income and paid foreign taxes, as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code, with the exception to the foreign taxes paid in the United Kingdom. The United Kingdom foreign taxes paid by the Fund do not qualify to be passed through to the Fund’s shareholders.

Brandes Investment Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

	Gross Foreign Income
	International Fund	Global Fund	Emerging Markets FundFund	International Small Cap Fund
Austria	$ -	$ 17,278	$ -	$ 105,518
Belgium	64,889	-	-	-
Bermuda	251,427	-	1,685,039	1,415,918
Brazil	1,613,312	-	3,322,568	-
Canada	43,523	-	-	407,484
Cayman Islands	-	(150)	611,614	-
Chile	-	22,448	1,252,250	-
China	-	35,022	5,464,550	90,072
Colombia	-	-	1,176	-
Czech Republic	-	-	484,395	-
France	4,480,796	181,582	-	546,171
Germany	1,181,687	26,509	-	41,761
Greece	-	-	669,559	64,996
Guernsey	-	2,544	-	-
Hong Kong	-	-	1,241,902	63,590
Hungary	-	-	-	349,854
India	-	-	2,620,044	-
Indonesia	-	-	2,486,409	-
Ireland	177,088	13,659	-	-
Italy	1,601,441	29,793	-	399,453
Japan	3,240,955	22,853	-	2,049,133
Jersey	413,490	21,336	-	-
Korea	-	-	-	-
Malaysia	-	10,814	433,508	80,541
Mexico	999,264	42,225	4,741,789	1,307,329
Netherlands	181,820	-	-	-
Pakistan	-	-	-	-
Panama	-	-	644,836	399,563
Philippines	-	-	443,210	66,473
Republic of Korea	1,190,961	85,003	6,825,419	487,556
Russia	1,428,756	-	9,959,841	-
Slovenia	-	-	-	74,062
South Africa	-	-	-	-
Spain	867,618	40,185	402,632	600,005
Switzerland	1,894,700	51,799	-	-
Taiwan	-	-	2,891,984	-
Thailand	-	-	3,247,304	-
United Arab Emirates	-	-	-	-
United Kingdom	6,520,928	428,885	886,502	1,659,425
	$26,152,655	$1,031,785	$50,316,531	$10,208,904

Brandes Investment Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

	Foreign Tax Paid
	International Fund	Global Fund	Emerging Markets FundFund	International Small Cap Fund
Austria	$ -	$ 2,592	$ -	$ -
Belgium	9,733	-	-	-
Brazil	33,929	-	68,905	-
Canada	10,881	-	-	63,409
Chile	-	7,857	372,854	-
China	-	3,502	546,455	9,007
Colombia	-	-	(1,798)	-
Czech Republic	-	-	60,732	-
France	21,251	2,827	-	39,903
Germany	177,253	3,976	-	6,258
Greece	-	-	33,478	3,250
India	-	-	635,382	-
Indonesia	-	-	465,187	-
Ireland	228	(673)	-	-
Italy	176,236	1,808	-	42,514
Japan	322,517	2,286	-	204,913
Mexico	146,245	6,953	943,609	235,690
Netherlands	3	-	-	-
Pakistan	-	-	-	-
Philippines	-	-	121,374	18,369
Republic of Korea	260,350	18,458	1,467,494	107,262
Russia	142,876	-	1,043,078	-
Slovenia	-	-	-	170,351
South Africa	-	-	-	-
Spain	57,727	1,767	60,395	63,851
Switzerland	161,299	2,537	-	-
Taiwan	-	-	607,317	-
Thailand	-	-	324,731	-
	$ 1,520,528	$ 53,890	$ 6,749,193	$ 964,777

Brandes Investment Trust
TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, the Trust’s Custodian, Distributor and Transfer Agent. The Board delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979 or visiting www.brandes.com.
The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:
Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/Trusteeships Held by Trustee
Independent Trustees(2)
Gregory Bishop, CFA 4275 Executive Square, Suite 500 La Jolla, CA 92037 (1961)	Trustee	Since January 2017	Retired. Previously Executive Vice President and Head of Retail Business, PIMCO Investments, from 1997 to 2014	8	None
Robert M. Fitzgerald 4275 Executive Square, Suite 500 La Jolla, CA 92037 (1952)	Trustee	Since April 2008	Retired from 2002-2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	8	Hotchkis and Wiley Funds (10 portfolios).
Craig Wainscott, CFA 4275 Executive Square, Suite 500 La Jolla, CA 92037 (1961)	Trustee and (beginning January 2018) Chairman of the Board	Since February 2012	Retired from Russell Investments, Managing Director, US Mutual Funds; Currently Partner with The Paradigm Project and advisor to early-stage companies.	8	None

Brandes Investment Trust
TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/Trusteeships Held by Trustee
“Interested” Trustees(3)
Jeff Busby, CFA 4275 Executive Square, Suite 500 La Jolla, CA 92037 (1961)	Trustee and President	Since July 2006 Since February 2012	Executive Director of the Advisor since January 2004.	8	None
Oliver Murray 4275 Executive Square, Suite 500 La Jolla, CA 92037 (1961)	Trustee	Since February 2012	CEO, Brandes Investment Partners & Co. since 2002; Managing Director -PCPM of the Advisor since 2011.	8	None
Officers of the Trust
Thomas M. Quinlan 4275 Executive Square, Suite 500 La Jolla, CA 92037 (1970)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2006.	N/A	N/A
Gary Iwamura, CPA 4275 Executive Square, Suite 500 La Jolla, CA 92037 (1956)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
Roberta Loubier 4275 Executive Square, Suite 500 La Jolla, CA 92037 (1971)	Chief Compliance Officer	Since September 2015	Global Head of Compliance of the Advisor.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act. Jeff Busby is an interested person of the Trust because he is the President of the Trust and the Executive Director of the Advisor. Oliver Murray is an interested person of the Trust, because he is the Managing Director of the Advisor.

Brandes Investment Trust
PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:
•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.
We do not disclose any non-public personal information about any shareholder or former shareholder of the Fund without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.
If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your non-public personal information would be shared with nonaffiliated third parties.

ADVISOR
Brandes Investment Partners, L.P.
4275 Executive Square, Suite 500
La Jolla, CA 92037
800.331.2979
DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, #1100
Denver, CO 80203
TRANSFER AGENT
The Northern Trust Company
333 South Wabash Avenue, W-38
Chicago, IL 60604
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110
This report is intended for shareholders of the Brandes International Equity Fund, the Brandes Global Equity Fund, the Brandes Emerging Markets Value Fund, the Brandes International Small Cap Equity Fund, the Brandes Small Cap Value Fund and the Brandes Core Plus Fixed Income Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.
Statements and other information herein are dated and are subject to change.
BIT 09/30

ANNUAL
REPORT

SEPARATELY MANAGED ACCOUNT
RESERVE TRUST
For the year ended September 30, 2021

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Brandes Separately Managed Account Reserve Trust
Dear Fellow Investor,
The net asset value of the Brandes Separately Managed Account Reserve Trust gained 2.33% in the year ended September 30, 2021. During the same period, the Bloomberg U.S. Aggregate Bond Index declined by 0.90%.
As we began 2021, there appeared to be a growing sense of optimism around an eventual end to the pandemic and lockdowns, as well as better times ahead for the economy. We also entered the year, however, with what we view as stretched valuations in most taxable fixed-income sectors—yields are low and yield spreads are tight.
We made a number of observations and beliefs that continue to guide our thinking and investment decisions this year:
•	Market valuations remain stretched, with yield spreads at or near the tight end of their range over the past few decades on most taxable, fixed-income asset classes;
•	Many investors have stretched their risk tolerance in search of higher yields;
•	Absent unprecedented central-bank market intervention, interest rates would likely be higher and asset prices would likely be lower; and
•	The combination of tight yield spreads, increased uncertainty and possibly diminished central-bank influence if the economy begins to normalize, should benefit thoughtful, disciplined, and active portfolio management.
We believe the bond and stock markets have grown to love accommodative central banks and appear to be sanguine about rising fiscal debt levels. It seems many have come to believe that debt levels don’t matter. Maybe we are old fashioned, but we feel it’s difficult to subscribe to the belief that overall debt levels don’t matter. Therefore, we continued to bias the Fund in what we believed was a defensive manner.
As April 2021 began, it felt a bit like the 1970’s returned: Middle East tensions, lines at gas stations and inflation numbers that we had not seen for quite some time. The U.S. economy continued to reopen and there was a noticeable increase in retail and service sector activity. The key question in our mind as we entered the second half of the year remained whether the Federal Reserve (Fed) would continue to support its monthly purchase of U.S. Treasuries and Agency mortgage-backed securities (MBS). Or would the Fed acknowledge that emergency accommodation is no longer needed?
September ushered in surging energy prices, visible cracks in the property market in China, more tangible tapering talk from the Fed and heightened political rhetoric around raising the U.S. debt ceiling. These events put downward pressure on equity prices and upward pressure on interest rates.
The Fed continued to define consistently higher than target inflation readings as transitory. But while the verbiage is consistent, the definition of transitory has evolved, from what was initially thought to last a few months after the depths of the pandemic, to recent Fed chatter that this transitory inflation may continue well into 2022. We
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Brandes Separately Managed Account Reserve Trust
believe the underlying message is that the Fed and, by extension, the markets hope that inflation is transitory and set to ease in the coming months. But out in everyday life it certainly does not feel like that is the case; this hope provides scant comfort when your energy bill and weekly grocery bills are surging.
Specific to performance over the trailing twelve months (TTM), the Brandes Separately Managed Account Reserve Trust delivered solid absolute and relative performance.
Holdings in corporate bonds contributed to positive relative returns. Energy holdings were the top contributors as the price of both oil and natural gas registered sharp gains.
The Fund also received positive contributions from industries benefiting from the rise in inflation, namely home building and food processing.
Our underweight in agency MBS modestly detracted from performance as the sector posted a modest gain versus U.S. Treasury securities.
Term-structure positioning was a positive factor in performance. The Fund was positioned near the bottom of its duration-controlled band during the TTM.
New purchases into the Fund during the period included: First Energy (maturing 11/15/31, rated Ba1/BB), Telecom Italia (maturing 1/24/33, rated Ba2/BB+), T-Mobile (maturing 2/1/28, rated Ba3/BB), Continental Resources (maturing 4/15/23 and 1/15/28, rated Ba1/BB+), Avon Products (maturing 3/15/23, rated Ba3/BB-), Netflix (maturing 11/15/26, rated Ba3/BB+), Ford Motor Credit (maturing 11/1/22 and 11/13/25, rated Ba2/BB+), Pilgrim’s Pride (maturing 9/30/27 and 4/15/31, rated B1/BB+), Goldman Sachs (3.80% coupon, perpetual maturity, callable 5/10/26, rated Ba1/BB) and Allison Transmission (4.75% coupon, maturing 10/1/27, callable 10/1/22, rated Ba2/BB).
We’d like to highlight our purchase of Avon Products. Avon was acquired in the second half of 2020 by a higher rated parent company—Natura. Since Natura has a higher rating, it generally has better access to lower-cost capital. As such, the company has been systematically retiring existing Avon debt, including an issue that we owned and was called in November 2020. The Avon entity now has two bond issues that remain outstanding—the 2023 maturity that we purchased and another issue that matures in 2043.
What we found compelling about this Avon issue is that, not only does it offer what we view as an attractive yield relative to its underlying credit risk, but the bond indenture for the 2023 maturity does not have an explicit call feature. The only allowable call is a make-whole call. A make-whole call allows the issuer to pay off a bond early, but the issuer is required to make the bond investor whole by making a payment equal to the net-present value of the coupon payments that the security holder will forgo by the early retirement. In simple terms, an explicit call is typically more beneficial to the issuer while a make-whole call is typically to the benefit of the security holder. In this
3

Brandes Separately Managed Account Reserve Trust
case, if Natura decides to call this maturity it is required to pay a $4 premium to the current market price of the security. Therefore, we believe the economics of this specific issue are attractive, whether we hold it until maturity, or Natura is forced to pay us a premium if it would like to retire the bond early.
Finally, our purchase of Pilgrim’s Pride 2031 maturity was a sustainability bond. The bond indenture includes specific metrics that the company must hit with respect to greenhouse gas emissions. If these benchmarks are not hit, the coupon on the bond steps up to a higher coupon.
As of September 30, 2021, the Brandes Separately Managed Account Reserve Trust remained defensively positioned across a number of metrics. We continue to favor short-maturity corporate bonds and those exhibiting strong, tangible asset coverage. We are underweight agency MBS and managing duration toward the shorter end of our duration-controlled range. We have a high allocation to U.S. Treasuries that we will look to redeploy thoughtfully and efficiently—if and when market uncertainty and volatility cause credit fundamentals to become mispriced from our estimates of intrinsic value.
Longer term, we believe fundamentals do and will continue to matter. In recent years, the fundamentals appear to have been overshadowed by massive central-bank intervention. But value opportunities will continue to emerge for those with measured, deliberate, and cautious approaches in reallocating capital.
Given the robust economic backdrop, we believe there is little fundamental and rational reason for Treasury rates to continue to be as low as they are. It is clear to us that in a market awash in liquidity, market technicals continue to overwhelm underlying fundamentals. Rather than guess how long this dynamic can hold, we believe prudence dictates that we continue our search for value at the margins while tilting the Fund to what we believe is a relatively defensive posture. We remain excited about the potential of the Brandes Separately Managed Account Reserve Trust and appreciate the trust you have placed in us.
Sincerely yours,
The Brandes Fixed Income Investment Committee
Brandes Investment Trust
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Brandes Separately Managed Account Reserve Trust
Because the values of the fund’s investments will fluctuate with market conditions, so will the value of your investment in the fund. You could lose money on your investment in the fund, or the fund could underperform other investments. The values of the fund’s investments fluctuate in response to the activities of individual companies and general bond market and economic conditions. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.
As with most fixed income funds, the income on and value of your shares in the fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness than higher grade debt. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.Past performance is not a guarantee of future results.
Short-term debt refers to fixed income securities set to mature in 1 to 5 years from the issue or purchase date. Long-term debt refers to fixed income securities set to mature more than 10 years from the issue or purchase date.
Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization. All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change
Asset Coverage: Ability to cover debt obligations with assets after all liabilities have been satisfied.
Callable Bond: Debt security that the issuer can redeem prior to maturity.
Duration: The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.
Indenture: A legal contract between a bond issuer and bond holder.
Mortgage-Backed Security: A type of asset-backed security which is secured by a mortgage or collection of mortgages.
Yield: Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.
5

Brandes Separately Managed Account Reserve Trust
Yield Spread: The difference in yield from a Treasury security and another debt security of the same maturity.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Index Guide
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.
One cannot invest directly in an index.
The Brandes Separately Managed Account Reserve Trust is distributed by ALPS Distributors, Inc.
6

Brandes Separately Managed Account Reserve Trust
The following chart compares the value of a hypothetical $100,000 investment in the Separately Managed Account Reserve Trust from September 30, 2011 to September 30, 2021 with the value of such an investment in the Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Intermediate Credit Bond Index for the same period.
Value of $100,000 Investment vs Bloomberg U.S. Aggregate Bond
Index & Bloomberg U.S. Intermediate Credit Bond Index (Unaudited)
	Average Annual Total Return Periods Ended September 30, 2021
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Separately Managed Account Reserve Trust	2.33%	3.66%	5.45%	5.22%
Bloomberg U.S. Aggregate Bond Index	(0.90)%	2.94%	3.01%	4.16%
Bloomberg U.S. Intermediate Credit Bond Index	1.06%	3.49%	3.71%	4.50%

(1)	The inception date is October 3, 2005.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
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Brandes Separately Managed Account Reserve Trust
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Asset Allocation as a Percentage of Total Investments as of
September 30, 2021 (Unaudited)
8

Brandes Separately Managed Account Reserve Trust
Expense Example (Unaudited)
As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Note that for this Fund, which is used in wrap-fee programs, fees and expenses are paid at the wrap account level rather than the Fund level.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 to September 30, 2021 (the “Period”).
Actual Expenses
This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
Seperately Managed Account Reserve Trust**	$1,000.00	$1,031.80	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period).
**	No expenses have been charged to the Brandes Separately Managed Account Reserve Trust (“SMART Fund”) over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements. Fees and expenses are charged at the wrap account level.
Hypothetical Example for Comparison Purposes
This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
9

Brandes Separately Managed Account Reserve Trust
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchase and sales of Fund shares. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
Seperately Managed Account Reserve Trust**	$1,000.00	$1,025.07	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period).
**	No expenses have been charged to the Brandes Separately Managed Account Reserve Trust (“SMART Fund”) over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements. Fees and expenses are charged at the wrap account level.
10

Brandes Separately Managed Account Reserve Trust
SCHEDULE OF INVESTMENTS — September 30, 2021

	Shares	Value
COMMON STOCKS – 0.00%
Household Durables – 0.00%
Urbi Desarrollos Urbanos SAB de CV (a)	8,806	$ 3,946
TOTAL COMMON STOCKS (Cost $1,887,388)		$ 3,946

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 4.22%
Federal Home Loan Mortgage Corporation – 1.57%
Pool G1-8578 3.000%, 12/1/2030	$ 978,833	$ 1,032,777
Pool SD-8001 3.500%, 7/1/2049	1,155,834	1,221,546
Pool SD-8003 4.000%, 7/1/2049	624,720	668,794
		2,923,117
Federal National Mortgage Association – 2.65%
Pool AL9865 3.000%, 2/1/2047	771,788	816,517
Pool AS6201 3.500%, 11/1/2045	388,066	416,155
Pool BN6683 3.500%, 6/1/2049	938,884	993,044
Pool CA1624 3.000%, 4/1/2033	1,312,161	1,390,160
Pool MA3687 4.000%, 6/1/2049	1,235,944	1,322,937
		4,938,813
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $7,505,096)		$ 7,861,930
OTHER MORTGAGE RELATED SECURITIES – 0.00%
Collateralized Mortgage Obligations – 0.00%
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14 2.919%, 10/25/2036(b)	$ 1,755	$ 1,693
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $1,755)		$ 1,693
US GOVERNMENTS – 35.22%
Sovereign – 35.22%
United States Treasury Bond
4.750%, 2/15/2037	$19,535,000	$ 27,569,532
3.500%, 2/15/2039	19,250,000	23,999,336

United States Treasury Note 2.375%, 5/15/2029	13,135,000	14,099,601
TOTAL US GOVERNMENTS (Cost $61,370,621)		$ 65,668,469
CORPORATE BONDS – 54.44%
Automobiles – 1.95%
Ford Motor Credit Co. LLC
3.350%, 11/1/2022	$ 1,925,000	$ 1,958,899
3.375%, 11/13/2025	1,625,000	1,669,688
The accompanying notes to financial statements are an integral part of this Schedule of Investments.
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Brandes Separately Managed Account Reserve Trust
SCHEDULE OF INVESTMENTS — September 30, 2021 (continued)

	Principal Amount	Value

		3,628,587
Banks – 9.38%
Goldman Sachs Group, Inc. 3.800% (U.S. Treasury Yield Curve Rate CMT 5Y + 2.969%), Perpetual(c)	$2,900,000	$ 2,968,875
JPMorgan Chase & Co. 3.598% (3M LIBOR + 3.470%), Perpetual(c)	6,083,000	6,116,288
USB Capital IX 3.500% (3M LIBOR + 1.020%, minimum of 3.500%), Perpetual(c)	8,525,000	8,410,480
		17,495,643
Commercial Services & Supplies – 5.74%
Iron Mountain, Inc. 4.875%, 9/15/2027(d)	2,925,000	3,036,676
Prime Security Services Borrower LLC
5.750%, 4/15/2026(d)	3,620,000	3,915,973
6.250%, 1/15/2028(d)	3,635,000	3,757,790

		10,710,439
Consumer Products – 5.37%
Avon Products, Inc. 6.500%, 3/15/2023	5,925,000	6,268,709
Travel + Leisure Co. 6.625%, 7/31/2026(d)	3,295,000	3,752,247
		10,020,956
Containers & Packaging – 1.14%
Sealed Air Corp. 4.000%, 12/1/2027(d)	1,990,000	2,119,151
Electric Utilities – 0.79%
FirstEnergy Corp. 7.375%, 11/15/2031	1,075,000	1,468,515
Food, Beverage & Tobacco – 2.09%
Pilgrim's Pride Corp.
5.875%, 9/30/2027(d)	720,000	765,540
4.250%, 4/15/2031(d)	2,905,000	3,121,422

		3,886,962
Health Care Facilities & Services – 2.65%
Tenet Healthcare Corp. 4.875%, 1/1/2026(d)	4,780,000	4,946,918
Homebuilders – 3.46%
PulteGroup, Inc. 5.500%, 3/1/2026	3,920,000	4,543,515
The accompanying notes to financial statements are an integral part of this Schedule of Investments.
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Brandes Separately Managed Account Reserve Trust
SCHEDULE OF INVESTMENTS — September 30, 2021 (continued)

	Principal Amount	Value
Toll Brothers Finance Corp. 4.875%, 11/15/2025	$1,710,000	$ 1,915,200
		6,458,715
Media – 1.83%
Charter Communications Operating LLC 4.908%, 7/23/2025	1,325,000	1,490,128
Netflix, Inc. 4.375%, 11/15/2026	1,725,000	1,927,687
		3,417,815
Oil, Gas & Consumable Fuels – 8.52%
BP Capital Markets Plc 3.506%, 3/17/2025	3,375,000	3,653,888
Continental Resources, Inc.
4.500%, 4/15/2023	1,845,000	1,911,881
4.375%, 1/15/2028	1,105,000	1,222,406

Kinder Morgan, Inc. 4.300%, 6/1/2025	1,921,000	2,121,540
Occidental Petroleum Corp. 3.500%, 6/15/2025	1,705,000	1,772,177
Range Resources Corp. 4.875%, 5/15/2025	4,925,000	5,199,815
		15,881,707
Technology – 4.66%
MicroStrategy, Inc. 0.000%, 2/15/2027(d)	3,315,000	2,440,440
VMware, Inc.
4.500%, 5/15/2025	1,430,000	1,592,770
3.900%, 8/21/2027	4,176,000	4,653,567

		8,686,777
Telecommunications – 6.44%
AT&T, Inc. 3.000%, 6/30/2022	5,235,000	5,313,722
Sprint Spectrum Co. LLC 5.152%, 3/20/2028(d)	1,988,000	2,271,290
Telecom Italia Capital SA 6.375%, 11/15/2033	2,496,000	2,904,595
T-Mobile USA, Inc. 4.750%, 2/1/2028	1,435,000	1,524,688
		12,014,295
The accompanying notes to financial statements are an integral part of this Schedule of Investments.
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Brandes Separately Managed Account Reserve Trust
SCHEDULE OF INVESTMENTS — September 30, 2021 (continued)

	Principal Amount	Value
Transportation & Logistics – 0.42%
Allison Transmission, Inc. 4.750%, 10/1/2027(d)	$ 745,000	$ 774,800
TOTAL CORPORATE BONDS (Cost $95,917,739)		$ 101,511,280
ASSET BACKED SECURITIES – 2.78%
Student Loan – 2.78%
SLM Private Credit Student Loan Trust Series 2004-B, 0.546%, (3M LIBOR + 0.430%), 9/15/2033(c)	$1,500,000	$ 1,481,566
SLM Private Credit Student Loan Trust Series 2005-A, 0.426%, (3M LIBOR + 0.310%), 12/15/2038(c)	1,515,259	1,493,327
SLM Private Credit Student Loan Trust Series 2006-A, 0.406%, (3M LIBOR + 0.290%), 6/15/2039(c)	2,239,870	2,201,129
TOTAL ASSET BACKED SECURITIES (Cost $4,900,555)		$ 5,176,022
FOREIGN ISSUER BONDS – 0.54%
Telecommunications – 0.54%
SoftBank Group Corp., 4.750%, 9/19/2024	$ 980,000	$ 1,008,474
TOTAL FOREIGN ISSUER BONDS (Cost $1,018,035)		$ 1,008,474

	Shares	Value
SHORT-TERM INVESTMENTS – 4.05%
Money Market Funds – 4.05%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.01%(e)	7,557,744	$ 7,557,744
TOTAL SHORT-TERM INVESTMENTS (Cost $7,557,744)		$ 7,557,744
Total Investments (Cost $180,158,933) – 101.25%		$188,789,558
Liabilities in Excess of Other Assets – (1.25)%		(2,329,569)
Total Net Assets – 100.00%		$186,459,989

Percentages are stated as a percent of net assets.

LIBOR London Interbank Offered Rate

(a)	Non-income producing security.
(b)	Variable rate security. The coupon is based on an underlying pool of loans.
(c)	Variable rate security. The coupon is based on a reference index and spread index.
(d)	Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $30,902,247 which represented 16.57% of the net assets of the Fund.
(e)	The rate shown is the annualized seven day yield as of September 30, 2021.
The accompanying notes to financial statements are an integral part of this Schedule of Investments.
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Brandes Separately Managed Account Reserve Trust
SCHEDULE OF INVESTMENTS — September 30, 2021 (continued)

The industry classifications represented in the Schedule of Investments are in accordance with Bloomberg Industry Classification Standards (BICS) or were otherwise determined by the Advisor to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of this Schedule of Investments.
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Brandes Separately Managed Account Reserve Trust
STATEMENT OF ASSETS AND LIABILITIES — September 30, 2021

ASSETS
Investment in securities, at cost	$180,158,933
Investment in securities, at value	$188,789,558
Receivables:
Fund shares sold	22,069
Interest	1,289,805
Total Assets	190,101,432
LIABILITIES
Payables:
Payable for securities purchased	3,241,483
Fund shares redeemed	361,336
Dividends payable	38,624
Total Liabilities	3,641,443
NET ASSETS	$186,459,989
COMPONENTS OF NET ASSETS
Paid-in Capital	$186,804,941
Total distributable earnings (loss)	(344,952)
Total Net Assets	$186,459,989
Net asset value, offering price and redemption proceeds per share
Net Assets	$186,459,989
Shares outstanding (unlimited shares authorized without par value)	21,111,653
Offering and redemption price	$ 8.83
The accompanying notes to financial statements are an integral part of this statement.
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Brandes Separately Managed Account Reserve Trust
STATEMENT OF OPERATIONS — For the Year Ended September 30, 2021

INVESTMENT INCOME
Income
Dividend income	$ 345
Less: Foreign taxes withheld	(154)
Interest income	5,610,883
Total Income	5,611,074
Expenses (Note 3)
Total expenses	—
Total net expenses	—
Net investment income	5,611,074
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	3,030,095
Net change in unrealized appreciation (depreciation) on investments	(4,302,975)
Net realized and unrealized loss on investments	(1,272,880)
Net increase in net assets resulting from operations	$ 4,338,194
The accompanying notes to financial statements are an integral part of this statement.
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Brandes Separately Managed Account Reserve Trust
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$ 5,611,074	$ 6,349,385
Net realized gain (loss) on investments	3,030,095	(7,821,691)
Net change in unrealized appreciation (depreciation) on investments	(4,302,975)	12,127,547
Net increase (decrease) in net assets resulting from operations	4,338,194	10,655,241
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(6,546,146)	(6,313,021)
Decrease in net assets from distributions	(6,546,146)	(6,313,021)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	34,103,567	35,721,282
Net asset value of shares issued on reinvestment of distributions	6,013,966	5,886,403
Cost of shares redeemed	(32,674,142)	(41,757,830)
Net increase (decrease) in net assets from capital share transactions	7,443,391	(150,145)
Total increase in net assets	5,235,439	4,192,075
NET ASSETS
Beginning of the Period	181,224,550	177,032,475
End of the Period	$186,459,989	$181,224,550
The accompanying notes to financial statements are an integral part of this statement.
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Brandes Separately Managed Account Reserve Trust
FINANCIAL HIGHLIGHTS

Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 8.94	$ 8.73	$ 8.65	$ 8.94	$ 9.02
Total from investment operations:
Net investment income(1)	0.27	0.31	0.36	0.39	0.39
Net realized and unrealized gain/(loss) on investments	(0.07)	0.21	0.08	(0.29)	(0.08)
Total from investment operations	0.20	0.52	0.44	0.10	0.31
Less dividends and distributions:
Dividends from net investment income	(0.31)	(0.31)	(0.36)	(0.39)	(0.39)
Total dividends and distributions	(0.31)	(0.31)	(0.36)	(0.39)	(0.39)
Net asset value, end of period	$ 8.83	$ 8.94	$ 8.73	$ 8.65	$ 8.94
Total return	2.33%	6.05%	5.29%	1.12%	3.57%
Net assets, end of period (millions)	$186.5	$181.2	$177.0	$176.6	$176.7
Ratio of expenses to average net assets(2)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets(2)	3.04%	3.52%	4.27%	4.43%	4.39%
Portfolio turnover rate	36.89%	32.24%	35.99%	42.90%	39.74%

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	Reflects the fact that no fees or expenses are incurred by the Fund. The Fund is an integral part of “wrap-fee” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Fund or the Advisor. Participants in these programs pay a “wrap” fee to the sponsor of the program.
The accompanying notes to financial statements are an integral part of this statement.
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Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS

NOTE 1–ORGANIZATION
The Separately Managed Account Reserve Trust (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in debt securities and seeks to maximize total return.
NOTE 2–SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services-Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.
A.	Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. If the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing the Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At September 30, 2021, the Fund did not invest in repurchase agreements.
B.	Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange
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NOTES TO FINANCIAL STATEMENTS — (continued)

rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.
Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.
C.	Delayed Delivery Securities. The Fund may purchase securities on a when issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Fund did not have any open commitments on delayed delivery securities as of September 30, 2021.
D.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the basis of identified costs. Distributions from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. The Fund amortizes premiums and accretes discounts using the constant yield method.
E.	Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.
F.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust
21

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

has indemnified its trustees against any expenses actually and reasonably incurred by the trustees in any proceeding arising out of or in connection with the trustees’ service to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.
G.	Accounting for Uncertainty in Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.
The Trust analyzes all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Fund are those that are open for exam by taxing authorities (2018 through 2021). As of September 30, 2021 the Trust has no examinations in progress.
Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended September 30, 2021.
The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
H.	Fair Value Measurements. The Trust has adopted GAAP accounting principles related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
Level 1—Fair value measurement within Level 1 should be based on an unadjusted quoted price in an active market that the Fund has the ability to access for the asset or liability at the measurement date. Because a quoted price alone forms the basis for the measurement, the access requirement
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NOTES TO FINANCIAL STATEMENTS — (continued)

within Level 1 limits discretion in pricing the asset or liability, including in situations in which there are multiple markets for the asset or liability with different prices and no single market represents a principal market for the asset or liability. Importantly, the FASB has indicated that when a quoted price in an active market for a security is available, that price should be used to measure fair value without regard to an entity’s intent to transact at that price.
Level 2—Fair value measurement within Level 2 should be based on all inputs other than unadjusted quoted prices included within Level 1 that are observable for the asset or liability. Other significant observable market inputs include quoted prices for similar instruments in active markets, quoted adjusted prices in active markets, quoted prices for identical or similar instruments in markets that are not active, and model derived valuations in which the majority of significant inputs and significant value drivers are observable in active markets.
Level 3—Fair value measurement within Level 3 should be based on unobservable inputs in such cases where markets do not exist or are illiquid. Significant unobservable inputs include model derived valuations in which the majority of significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.
I.	Security Valuation. Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/ spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.
Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless Brandes Investment Partners, L.P. (the “Advisor”)
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Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust).
Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and marketbased yield spreads for each tranche, current market data and packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy only if there are significant observable inputs used.
Common stocks, exchange-traded fund shares and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price, in the case of common stocks and exchange-traded fund shares, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.
Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. None of the Fund’s securities were fair valued utilizing this method as of September 30, 2021.
Investments in registered open-end management investment companies are valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. If, on a particular day, a share price of an investment company is not readily available, such securities are fair valued in accordance with the fair value procedures of the Trust.
Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Fair Valuation Committee is generally responsible for overseeing the day to day valuation
24

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

processes and reports periodically to the Board. The Fair Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.
In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.
The following is a summary of the level inputs used, as of September 30, 2021, involving the Fund's assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.
Description	Level 1	Level 2	Level 3	Total
Seperately Managed Account Reserve Trust
Common Stocks	$ 3,946	$ —	$—	$ 3,946
Asset Backed Securities	—	5,176,022	—	5,176,022
Corporate Bonds	—	101,511,280	—	101,511,280
Government Securities	—	65,668,469	—	65,668,469
Foreign Issuer Bonds	—	1,008,474	—	1,008,474
Mortgage Backed Securities	—	7,863,623	—	7,863,623
Short-Term Investments	7,557,744	—	—	7,557,744
Total Investments in Securities	$7,561,690	$181,227,868	$—	$188,789,558
There were no Level 3 securities in the Fund at the beginning or the end of the year ended September 30, 2021.
NOTE 3–INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
A.	Advisor Fee. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements of the Fund reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund and the Advisor. Typically, participants in these programs pay a “wrap-fee” to their investment
25

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

advisors. Although the Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from its relationships with the sponsors of wrap-fee programs for which the Fund is an investment option. Certain officers and Trustees of the Trust are also officers of the Advisor.
B.	Administration Fee. The Northern Trust Company (the "Administrator") acts as the administrator for the fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. The Advisor compensates the Administrator on behalf of the Fund for the services the Administrator performs for the Fund.
C.	Distribution Fees. ALPS Distributors, Inc. (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. All of the Fund’s distribution fees are paid by the Advisor.
NOTE 4–PURCHASES AND SALES OF SECURITIES
The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows for the period ended September 30, 2021:
U.S. Government		Other
Purchases	Sales	Purchases	Sales
$27,195,469	$23,757,253	$43,545,421	$41,679,141
NOTE 5–CAPITAL STOCK TRANSACTIONS
The Fund’s capital stock activity in shares and dollars during the years ended September 30, 2021 and September 30, 2020, was as follows (shares and dollar amounts in thousands):
	Year Ended 9/30/2021		Year Ended 9/30/2020
	Shares	Amount	Shares	Amount
Shares Sold	3,846	$ 34,103	4,091	$ 35,721
Issued on Reinvestment of Distributions	679	6,014	672	5,886
Shares Redeemed	(3,689)	(32,674)	(4,775)	(41,757)
Net Increase/(Decrease) Resulting from Fund Share Transactions	836	$ 7,443	(12)	$ (150)
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Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 6–FEDERAL INCOME TAX MATTERS
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Temporary differences do not require reclassification. Temporary and permanent differences have no effect on net assets or net asset value per share. For the year ended September 30, 2021, the Fund made the following permanent book-to-tax reclassifications primarily related to the treatment of paydowns, the difference between book and tax accretion methods for market premium and the expiration of capital loss carryforwards:
Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$186,822	$(158,761)	$(28,061)
As of September 30, 2021, the Fund’s components of distributable earnings on a tax basis were as follows:
Cost of investments for tax purposes	$180,158,933
Gross tax unrealized appreciation	10,614,300
Gross tax unrealized depreciation	(1,983,675)
Net unrealized appreciation (depreciation)	8,630,625
Distributable ordinary income	—
Distributable long-term capital gains	—
Total distributable earnings	—
Other accumulated losses	(8,975,577)
Total accumulated losses	$ (344,952)
The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes. These differences are temporary.
As of September 30, 2021, the Fund had a capital loss with an indefinite expiration in the amount of $8,975,577. During the tax year ended September 30, 2021, the Fund utilized $2,871,334 in capital loss carryforwards. At September 30, 2021, the Fund did not have capital loss carryforwards expire.
The tax compositions of dividends for the years ended September 30, 2021 and September 30, 2020 for the Fund were as follows:
Ordinary Income		Long Term Capital Gains
2021	2020	2021	2020
$6,546,146	$6,313,021	$—	$—
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Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 7–RISK FACTORS
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and caused major disruptions to economies and markets around the world, including the United States. Financial markets have experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced and may continue to experience particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the United States. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.
NOTE 8–SUBSEQUENT EVENTS
In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Trust has concluded that there are no subsequent events to note.
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Brandes Separately Managed Account Reserve Trust
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Brandes Investment Trust and Shareholders of Brandes Separately Managed Account Reserve Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Brandes Separately Managed Account Reserve Trust (one of the funds constituting Brandes Investment Trust, hereafter referred to as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Los Angeles, California
November 23, 2021
We have served as the auditor of one or more investment companies in the Brandes Investment Partners LP Investment Company Complex since 2011.
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Brandes Separately Managed Account Reserve Trust
ADDITIONAL INFORMATION — (Unaudited)

BOARD REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM
To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the 1940 Act. This Rule requires every registered open-end management investment company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 under the 1940 Act and Form N-LIQUID, which generally require funds to notify the Commission when certain liquidity-related events occur.
The Trust’s Board of Trustees approved the appointment of the Advisor’s Liquidity Risk Review Committee as the administrator of the LRMP for the Funds on August 9, 2018, and the Funds’ LRMP on May 9, 2019. Pursuant to the LRMP, the Advisor manages liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying the portfolio holdings of each of the Funds as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, the Advisor utilizes a third-party provider of liquidity monitoring services.
At the Board’s regular meeting on August 12, 2021, the Trust’s Chief Compliance Officer provided a report to the Board on the operation and effectiveness of the LRMP for the period from July 1, 2020 through June 30, 2021 (the “Reporting Period”), noting that the Funds’ LRMP was adequate and effectively implemented during the Reporting Period. No significant liquidity events impacting the Funds were noted in the report, and there were no material changes to the LRMP during the Reporting Period.
PROXY VOTING PROCEDURES
The Advisor votes proxies relating to the Fund’s portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Commission’s website at http://www.sec.gov.
Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Commission’s website at http://www.sec.gov.
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Brandes Separately Managed Account Reserve Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

PORTFOLIO HOLDINGS DISCLOSURE
The Trust files the Fund's complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov. Information regarding the Trust’s Form N-PORT filings is also available, without charge, by calling toll-free, 1-800-331-2979.
31

Brandes Separately Managed Account Reserve Trust
TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, the Trust’s Custodian, Distributor and Transfer Agent. The Board delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979 or visiting www.brandes.com.
The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:
Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/Trusteeships Held by Trustee
Independent Trustees(2)
Gregory Bishop, CFA 4275 Executive Square, Suite 500 La Jolla, CA 92037 (1961)	Trustee	Since January 2017	Retired. Previously Executive Vice President and Head of Retail Business, PIMCO Investments, from 1997 to 2014	8	None
Robert M. Fitzgerald 4275 Executive Square, Suite 500 La Jolla, CA 92037 (1952)	Trustee	Since April 2008	Retired from 2002-2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	8	Hotchkis and Wiley Funds (10 portfolios).
Craig Wainscott, CFA 4275 Executive Square, Suite 500 La Jolla, CA 92037 (1961)	Trustee and (beginning January 2018) Chairman of the Board	Since February 2012	Retired from Russell Investments, Managing Director, US Mutual Funds; Currently Partner with The Paradigm Project and advisor to early-stage companies.	8	None
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Brandes Separately Managed Account Reserve Trust
TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/Trusteeships Held by Trustee
“Interested” Trustees(3)
Jeff Busby, CFA 4275 Executive Square, Suite 500 La Jolla, CA 92037 (1961)	Trustee and President	Since July 2006 Since February 2012	Executive Director of the Advisor since January 2004.	8	None
Oliver Murray 4275 Executive Square, Suite 500 La Jolla, CA 92037 (1961)	Trustee	Since February 2012	CEO, Brandes Investment Partners & Co. since 2002; Managing Director -PCPM of the Advisor since 2011.	8	None
Officers of the Trust
Thomas M. Quinlan 4275 Executive Square, Suite 500 La Jolla, CA 92037 (1970)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2006.	N/A	N/A
Gary Iwamura, CPA 4275 Executive Square, Suite 500 La Jolla, CA 92037 (1956)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
Roberta Loubier 4275 Executive Square, Suite 500 La Jolla, CA 92037 (1971)	Chief Compliance Officer	Since September 2015	Global Head of Compliance of the Advisor.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act. Jeff Busby is an interested person of the Trust because he is the President of the Trust and the Executive Director of the Advisor. Oliver Murray is an interested person of the Trust, because he is the Managing Director of the Advisor.
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Brandes Separately Managed Account Reserve Trust
PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:
•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.
We do not disclose any non-public personal information about any shareholder or former shareholder of the Fund without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.
If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your non-public personal information would be shared with nonaffiliated third parties.
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ADVISOR
Brandes Investment Partners, L.P.
4275 Executive Square, Suite 500
La Jolla, CA 92037
800.331.2979
DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, #1100
Denver, CO 80203
TRANSFER AGENT
The Northern Trust Company
333 South Wabash Avenue, W-38
Chicago, IL 60604
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110
This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus.
Statements and other information herein are dated and are subject to change.
BITS 09/30

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions.

The registrant has not made any amendments to its code of ethics during the period covered by this report.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of such code of ethics by mail when they call the registrant at 1-800-331-2979.

Item 3. Audit Committee Financial Expert.

(a)	(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)	(2) The audit committee financial expert is Robert Fitzgerald, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refers to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refers to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refers to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit services, audit-related services, tax services and other services by the principal accountant.

	FYE 09/30/2021	FYE 09/30/2020
Audit Fees	$252,420	$254,495
Audit-Related Fees	None	None
Tax Fees	$65,070	$71,125
All Other Fees	$4,188	$3,414

1

The registrant’s audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser for the last two years).

Non-Audit Related Fees	FYE 09/30/2021	FYE 09/30/2020
Registrant	None	None
Registrant’s Investment Adviser	None	None

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction. The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

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Item 11. Controls and Procedures.

(a)

The registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940 (“the Act”)) as of a date within 90 days of the filing date of this report, as required by 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) occurred during the period covered by this report that materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1)	Incorporated by reference to the Registrant’s Form N-CSR filed January 7, 2005.

(a)(2)	Filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There has been no change to the registrant’s independent public accountant.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brandes Investment Trust

By:	/s/ Jeff Busby
Jeff Busby
President and Principal Executive Officer

Date:	December 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeff Busby
Jeff Busby
President and Principal Executive Officer

Date:	December 7, 2021

By:	/s/ Gary Iwamura
Gary Iwamura
Treasurer and Principal Financial Officer

Date:	December 7, 2021

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